UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Soliciting Material under § 240.14a-12

WORKDAY, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

workday.

2025 Annual Report

Moving business forever forward.

Letter from our Chief Executive Officer
Dear Stockholders,
Twenty years ago, Workday’s founders Dave Duffield and Aneel Bhusri set out to revolutionize enterprise software with cloud computing. Today, we stand at another pivotal moment, driven by the transformative power of artificial intelligence. Companies everywhere are reimagining how work gets done, and the increasing demand for AI is driving a new wave of growth for Workday. We are well-positioned to lead, building on our solid foundation of innovation and customer success.
Fiscal year 2025 demonstrated our continued momentum, with 17% year-over-year subscription revenue growth. We achieved Fortune 500 status and were named to the S&P 500, alongside many of our valued customers, a testament to the trust our more than 11,000 customers have placed in us.
In today’s dynamic landscape, organizations of all sizes across industries and geographies rely on Workday to manage their people, money, and agents — all on a unified, AI-powered platform.
Advancing AI Leadership
Just as we did with the transition to the cloud, we’re helping our customers harness AI to give their businesses an edge. We develop AI innovation that delivers real value to our customers, enabling productivity gains while keeping humans and trust at the center.
Last year we unveiled Workday IlluminateTM, the next generation of AI, designed to drive employee productivity and transform business processes. Our AI is powered by the world’s largest and cleanest set of HR and financial data — with more than one trillion transactions on the Workday platform last year alone. This foundation is enabling us to innovate quickly and introduce AI agents that can support everything from payroll and recruiting to financial auditing, to name a few!
And with our recently announced Workday Agent System of Record, we’re committed to helping customers unlock the potential of agentic AI while maintaining centralized control, governance, and visibility. As the system of record for people and money, Workday is uniquely positioned to manage every part of the workforce — employees, contingent workers, and agents — on our trusted platform.
We believe that, if implemented responsibly, AI will create a step-function change in human productivity. While Workday is accelerating innovation, we remain firm in our commitment to ethical AI development, actively contributing to responsible AI policies in the U.S. and the European Union.
Driving Strategic Growth
We are executing on key growth initiatives to expand our market reach. Our industry-focused strategy continues to deliver results, with Professional and Business Services joining Financial Services and Retail and Hospitality in surpassing $1 billion in annual recurring revenue. We are also seeing strong momentum in the Healthcare and State and Local Government industries.
Global growth continues to be a massive opportunity for us, representing roughly half of our total addressable market. We are making investments in strategic regions. A few great examples are the strategic product investments we’ve made in APAC, and the expansion of our operations in Japan and EMEA.
Over the past couple of years, our partner ecosystem has grown fivefold, playing a vital role in delivering successful deployments, driving innovation, and supporting our pipeline. Our Built on Workday program, which enables partners to build and distribute applications on our platform, is a prime example of this powerful combination.
Our People and Core Values
Our Workmates around the world, guided by our core values, are the foundation of Workday’s success. We are honored to be recognized as one of Ethisphere’s World’s Most Ethical Companies®, JUST Capital’s America’s Most JUST Companies, and among Glassdoor’s Best Places to Work.
Our special culture and growth opportunity makes Workday a magnet for exceptional talent. In the past twelve months alone, we welcomed both Rob Enslin as President, Chief Commercial Officer, and Gerrit Kazmaier as President, Product and Technology, further strengthening our leadership team.
From a Board perspective, we have appointed Mark Hawkins as our new lead independent director. His extensive leadership experience and proven track record of helping companies scale will be invaluable as we drive a new wave of growth. I want to thank George Still for his years of service as our lead independent director. His dedication and guidance have been instrumental to Workday’s success and we are fortunate that George will remain on the Board.
We’ve entered FY26 — our 20th year in business — with an amazing team and Board, renewed energy, and a clear view of how we can fulfill our founders’ vision to revolutionize enterprise software — this time with AI.
Thank you for your continued investment in Workday. I invite you to join our Annual Meeting of Stockholders on June 4, 2025.
Sincerely,
Carl M. Eschenbach Chief Executive Officer

WORKDAY, INC.
6110 STONERIDGE MALL ROAD
PLEASANTON, CALIFORNIA 94588
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
Date	Wednesday, June 4, 2025	Location Online at www.virtualshareholdermeeting.com/WDAY2025
Time	9:00 AM (Pacific Daylight Time)	Who Can Vote Stockholders of record as of April 7, 2025
The 2025 Annual Meeting of Stockholders (“Annual Meeting”) of Workday, Inc., a Delaware corporation (referred to as “Workday,” “we,” “us,” and “our”) will be held via live audio webcast on Wednesday, June 4, 2025, at 9:00 a.m. PDT to consider the Items of Business listed below and more fully described in the accompanying Proxy Statement. The Annual Meeting is being held in a virtual format to enhance stockholder engagement, enable improved communication, and allow access to all stockholders regardless of geographic location.
Items of Business
1.
To elect four nominees to our Board of Directors to serve as Class I directors until the 2028 Annual Meeting of Stockholders;

2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2026; and

3.
To approve, on an advisory basis, the compensation paid to Workday’s named executive officers.

We will also transact any other business that may properly come before the Annual Meeting, although we are not aware of any such business as of the date of this Proxy Statement.
All stockholders of record at the close of business on April 7, 2025 — which the Board of Directors has established as the record date — are entitled to vote on the above items and to attend the Annual Meeting. Beginning on or about April 23, 2025, a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) is being mailed to stockholders of record. It contains instructions on how to access the Proxy Statement for our Annual Meeting and our Annual Report to Stockholders on Form 10-K for our fiscal year ended January 31, 2025 (together, the “proxy materials”) online at www.proxyvote.com. The Internet Notice also includes instructions on how to vote online, as well as how to receive a paper or email copy of the proxy materials, which will include instructions on voting by telephone or mail, as applicable.
You will be able to listen to the Annual Meeting, submit your questions, and vote during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/WDAY2025 and entering the 16-digit control number provided to you. Further details about voting and attending the Annual Meeting are set forth in the Question and Answer section beginning on page 82 of the Proxy Statement.
If you have any questions regarding this information or the proxy materials, please visit our website at investor.workday.com or contact our Investor Relations department via email at IR@workday.com.
YOUR VOTE IS IMPORTANT Whether or not you plan to join our virtual Annual Meeting, please vote as promptly as possible to ensure your representation at the meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2025: THIS PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT www.proxyvote.com
We appreciate your continued support of Workday and look forward to receiving your proxy.
By order of the Board of Directors,
Aneel Bhusri
Co-Founder and Executive Chair
April 23, 2025

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements, which are subject to safe harbor protection under the Private Securities Litigation Reform Act of 1995. All statements contained in this report other than statements of historical fact, including statements regarding our strategies and objectives, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “seek,” “plan,” and similar expressions are intended to identify forward-looking statements. Risk factors that could cause actual results to differ are set forth in the “Risk Factors” section of, and elsewhere in, our Annual Report on Form 10-K for the fiscal year ended January 31, 2025, and our other filings with the Securities and Exchange Commission (“SEC”). All forward-looking statements are based on management’s estimates, projections, and assumptions as of the date hereof. Although we believe that the forward-looking statements are reasonable, we cannot guarantee future results, levels of activities, performance, or achievements. We undertake no duty to update any of these forward-looking statements after the date of this Proxy Statement or to conform these statements to actual results or revised expectations, except as required by law.
TRADEMARKS
Workday, the Workday logo, Peakon, Workday Illuminate, and VIBE are trademarks of Workday, Inc., which may be registered in the United States and elsewhere. Other trademarks, service marks, or trade names appearing in this Proxy Statement are the property of their respective owners.
NO INCORPORATION OF WEBSITES BY REFERENCE
This Proxy Statement includes several website addresses. These are intended to provide inactive, textual references only, and the information on these websites is not a part of this Proxy Statement.
FISCAL YEAR
Our fiscal year ends on January 31. References to “fiscal 2025,” for example, refer to the fiscal year ended January 31, 2025.

PROXY STATEMENT SUMMARY
This Proxy Statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of Workday, also referred to as the “Board,” for use at the 2025 Annual Meeting of Stockholders. The below summary highlights the proposals to be acted on, as well as selected information about our corporate governance, executive compensation, and business. We encourage you to read the entire Proxy Statement for more information prior to voting.
2025 ANNUAL MEETING OF STOCKHOLDERS
Date and Time:	June 4, 2025, 9:00 a.m. Pacific Daylight Time
Location:	The Annual Meeting will be held online at www.virtualshareholdermeeting.com/WDAY2025 via a live audio webcast. You will not be able to attend the Annual Meeting in person.
Record Date:	April 7, 2025
Meeting Access:
Stockholders who held shares of our common stock as of the record date will be able to access and vote at the Annual Meeting by using the 16-digit control number included in the Internet Notice or with the proxy materials they received. Others may also access and listen to the virtual meeting via the link above but are not eligible to vote.

Who Can Vote:
Holders of record of our Class A and Class B common stock as of the record date are entitled to vote. Our Class A common stock, which is publicly traded, has one vote per share. Our Class B common stock, which is primarily held by certain of our executive officers, directors, and other affiliates, has 10 votes per share. We strongly encourage all stockholders to vote and to do so as promptly as possible.

How to Vote:
Below are the ways stockholders who held shares of our common stock as of the record date can vote ahead of and during the Annual Meeting. If you only received an Internet Notice, you can vote online. If you received a copy of the proxy materials, you can vote online, by phone, or by mail following the instructions provided. If you hold your shares through a broker, bank, or other nominee, you should receive a voting instruction form that contains voting instructions.

HOW TO VOTE (requires the 16-digit control number included in your Internet Notice, proxy card, or voting instruction form)
ONLINE BEFORE ANNUAL MEETING	PHONE (if you received proxy materials)	MAIL (if you received proxy materials)	ONLINE DURING ANNUAL MEETING

Go to www.proxyvote.com until 11:59 p.m. EDT on June 3, 2025	Call toll-free at 1-800-690-6903 until 11:59 p.m. EDT on June 3, 2025	Complete and mail your proxy card so it is received prior to the Annual Meeting	Go to www.virtualshareholdermeeting.com/ WDAY2025
Please see the “Question and Answer” section beginning on page 82 for additional information about the Annual Meeting, voting, and other procedures.
2025 Proxy Statement | 1

PROXY STATEMENT SUMMARY

PROPOSALS AND BOARD RECOMMENDATIONS
PROPOSALS	BOARD RECOMMENDATION	FURTHER DETAILS

1.
To elect to our Board of Directors the following four nominees to serve as Class I directors until the 2028 Annual Meeting of Stockholders: Carl M. Eschenbach, Michael M. McNamara, Michael L. Speiser, and Jerry Yang

	“FOR” each director nominee	Pages 8-21
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2026	“FOR”	Pages 22-23
3. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement	“FOR”	Page 24
ELECTION OF DIRECTORS AND GOVERNANCE
Our Board of Directors oversees areas significant to Workday’s business and affairs, such as risk management and strategy, helping to ensure we operate effectively and ethically and in the best interests of our stockholders. The Board is organized into three classes, with the members of each class up for election once every three years. The Board monitors and reviews with management both the performance of Workday (in relation to its financial objectives, major goals, strategies, and competitors) and Workday’s long-term strategic business plans, as well as other pertinent issues affecting our company.
Our Board recommends that you vote FOR each of the below nominees to serve as Class I directors until the 2028 Annual Meeting of Stockholders.
NOMINEES	DIRECTOR SINCE	INDEPENDENT	CURRENT COMMITTEES
Carl M. Eschenbach, 58 Chief Executive Officer, Workday	2018
Michael M. McNamara, 68 Co-Founder & Chief Executive Officer, Samara Living Inc.	2011		Audit, Nominating and Governance
Michael L. Speiser, 54 Managing Director, Sutter Hill Ventures	2024		Investment
Jerry Yang, 56 Founding Partner, AME Cloud Ventures	2013		Investment
2 | workday.com

PROXY STATEMENT SUMMARY

Board Highlights

as of April 23, 2025

Our Board	**12** Members	**3** Women	**9** Men	
Age	**61** Average Age	***Age 50-60*** 7 Directors	***Age 61-70*** 4 Directors	***Age 71+*** 1 Director
Tenure	**~6.75** Years Average	***> 10 years*** 4 Directors	***4-10 years*** 2 Directors	***< 4 years*** 6 Directors

10 of 12 Directors are **Independent**

50%
Diverse

50% of all Directors are **Women and/or Minorities**

Director Experience and Qualifications

- **Technology** — 9 Directors
- **Cybersecurity or Privacy** — 6 Directors
- **Artificial Intelligence or Emerging Tech** — 7 Directors
- **Global Business Operations** — 10 Directors
- **Business Development or Strategy** — 8 Directors
- **Sales, Marketing, or Brand Building** — 9 Directors
- **Human Capital Management** — 10 Directors
- **Finance or Accounting** — 8 Directors
- **Executive Leadership** — 12 Directors
- **Other Public Company Board Service** — 11 Directors

Governance Highlights
We are committed to effective corporate governance that is informed by our stockholders, promotes the long-term interests of our key stakeholders, and strengthens Board and management accountability. Our governance structure fosters transparency and provides a clear framework for ethical decision-making, risk management, and regulatory compliance. Some highlights of our governance program include:
Lead Independent Director	Annual Board and Committee Evaluations
Chief Executive Officer, Chair, and Lead Independent Director roles held by different people	Ongoing Board and Executive Succession Planning
Ongoing Board Refreshment — Four New Directors Added in the Last Two Fiscal Years and recent rotation of Lead Independent Director role	Majority Voting for Directors
Highly Independent Board (10 of 12 Directors)	Frequent Executive Sessions of Independent Directors
100% Independent Committees	Robust Stock Ownership Guidelines for Directors and Executives
Board Composition Reflects Well-Rounded Range of Backgrounds, Experiences, Skills, and Tenure	Clawback Policy for Executives
Highly Engaged Board Oversight of Critical Risk Areas	Annual Advisory Vote to Approve Executive Compensation
Continuing Director Education	Proactive Stockholder Outreach and Year-Round Engagement Program
2025 Proxy Statement | 3

PROXY STATEMENT SUMMARY

Stockholder Engagement
Our Board of Directors values and takes seriously the views of our stockholders. As a part of our regular review of our governance and executive compensation policies and practices, risk oversight, and culture and human capital programs, our Board takes the perspectives of our stockholders into account as it considers appropriate changes. In addition to our Annual Meeting each year, we provide stockholders with opportunities to deliver feedback on areas such as our corporate governance, compensation programs, and responsible artificial intelligence (“AI”) practices through our year-round stockholder engagement program. Our proactive stockholder engagement program allows for an open dialogue with our stockholders, promoting transparency and accountability.
Year-Round Engagement Cycle

Winter/Spring

Assess Stockholder Feedback and Prepare Disclosures

- Review stockholder feedback and consider updates to governance and executive compensation practices and disclosures
- Prepare and publish Annual Report
- Prepare and publish Proxy Statement

Spring/Summer

Hold Annual Meeting

- Engage with stockholders about proxy matters, respond to questions, and solicit support for Board recommendations
- Review proxy advisory firms' analyses of voting matters
- Prepare and publish Global Impact Report
- Hold Annual Meeting of Stockholders in June
- Post recording of Annual Meeting, including Q&A from stockholders, on our Investor Relations website
- Receive and publish voting results

Summer/Fall

Consider Meeting Results

- Consider Annual Meeting voting results, investor feedback, governance best practices, and regulatory developments and discuss such results, feedback, and updates with the Board and committees
- Plan stockholder outreach and prioritize focus areas
- Prepare for Workday Rising and annual Financial Analyst Day

Fall/Winter

Conduct Stockholder Outreach

- Hold Workday Rising, including Financial Analyst Day
- Engage in proactive stockholder outreach to discuss developments in Workday's business, board composition, corporate governance, and other topics important to stockholders

Our Investor Relations team regularly meets with investors and investment analysts. Meetings often include participation from our legal, executive compensation, environmental sustainability, and responsible AI business leaders, as well as an independent director, upon request. Our legal team regularly communicates topics discussed and stockholder feedback to senior management and the Board for consideration in their decision-making. We also engage with proxy advisory firms to discuss our programs and stockholder feedback and learn about key focus areas their clients are raising. Our quarterly earnings calls provide stockholders with an opportunity to hear about our financial results and corporate strategy.
4 | workday.com

PROXY STATEMENT SUMMARY

Below is a summary of our engagement with stockholders since we filed our 2024 Proxy Statement.
We intend to continue the dialogue with our stockholders on the matters listed above and others, and will consider stockholder feedback along with best practices, market standards, and applicable regulations in making governance and other key board decisions.
EXECUTIVE COMPENSATION PROGRAM
We operate in a highly competitive and rapidly evolving market, and we expect competition among companies in our market to continue to increase. Our ability to compete and succeed in this environment is directly correlated to our ability to recruit, incentivize, and retain the talent necessary to execute against our business objectives. Our compensation philosophy is therefore designed to establish and maintain a compensation program that attracts, motivates, and rewards talented individuals who possess the skills necessary to support our near-term objectives and create long-term value for our stockholders, expand our business, and assist in the achievement of our strategic goals. The key elements of our total rewards philosophy include:
Alignment with stockholders	Focus on innovation and performance	Attract and retain talent
2025 Proxy Statement | 5

PROXY STATEMENT SUMMARY

Our executive compensation program is comprised of base salary, cash bonuses (other than for Mr. Bhusri), equity-based awards, and health and welfare programs. Our executive compensation program has been, and continues to be, weighted more heavily towards equity compensation. During fiscal 2025, the Compensation Committee of our Board of Directors reviewed and assessed our compensation philosophy, and together with the assistance of our independent compensation consultant and management, reviewed, evaluated, and approved the compensation arrangements of our executive officers.
WORKDAY AT-A-GLANCE
At Workday, we strive to make the world of work and business better and hope to empower customers to do the same through an innovative suite of solutions with more than 70 million users under contract around the world and across industries — from emerging and medium-sized businesses to more than 60% of the Fortune 500. Central to our purpose is a set of core values — with our employees as number one — along with customer service, innovation, integrity, profitability, and fun. We believe that happy employees lead to happy customers, and we are committed to helping our customers adapt and thrive in this increasingly dynamic business environment.
Our Business
Workday is the AI platform that helps organizations manage their people, money, and agents. Workday provides more than 11,000 organizations with cloud solutions powered by AI to help solve some of today’s most complex business challenges, including supporting and empowering their workforce, managing their finances and spend in an ever-changing environment, and planning for the unexpected.
Fiscal 2025 Financial Highlights
Our solid fiscal 2025 results are a testament to the strategic, mission-critical nature of our solutions and the strength of our business. Financial highlights for fiscal 2025 include:
•
Total Revenues. Total revenues of $8.4 billion, an increase of 16% year over year

•
Subscription Revenues. Subscription revenues of $7.7 billion, an increase of 17% year over year

•
Operating Cash Flows. Operating cash flows of $2.5 billion, an increase of 15% year over year

Driven by Values
Workday’s values have been part of our DNA since day one and help create a workplace where everyone has the opportunity to thrive. When we look ahead, our values shape the possibilities we see — for reinvention, for progress, for working together to move forever forward.
Workday was founded with the idea of putting people at the center of enterprise software, which is why employees are our number one core value. We believe a supportive and inclusive workplace, where everyone feels valued and engaged, is the key to great products, happy customers, and an enduring company. Our Chief People Officer is responsible for developing and executing Workday’s human capital strategy, including programs focused on total rewards; workforce planning and our skills-based hiring approach; employee skills, development, engagement, and wellbeing; and our inclusive, high-performance culture. Our Chief People Officer and our Chief Executive Officer regularly update our Board of Directors and the Compensation Committee on human capital matters and seek their input on subjects such as succession planning, executive compensation, and company-wide people programs.

Employees	Customer Service	Innovation	Integrity	Profitability	Fun

6 | workday.com

PROXY STATEMENT SUMMARY

Responsible Business Practices
Workday is committed to operating with integrity as we grow our business and execute our strategy, including caring for people and our communities. Our strategic approach to corporate responsibility focuses on key areas that support our enduring growth and is built on four core principles:
Help Others Innovate	Protect the Planet	Put People First	Act with Integrity
As stewards of information that is valuable to us and our customers, suppliers, and partners, we prioritize trust, privacy, and security. We believe in the power of AI to unlock human potential, drive business value, and enable our customers and their employees to focus on strategic and fulfilling work. We are committed to building responsible, trustworthy AI solutions that solve real business problems. Our commitment to responsible AI is a reflection of our core values of integrity and innovation, and our responsible AI framework serves as the cornerstone of our work in this space as we aspire to amplify human potential, positively impact society, champion transparency and fairness, and deliver on our commitment to data privacy and protection.

Committed to Our Culture
•
13 Employee Belonging Councils, providing spaces open to all employees to drive connection and innovation

•
Foster employee skills and career growth, with access to learning platforms and development opportunities and regular individual feedback

Committed to Our Values
•
Listed on JUST Capital’s 2025 JUST 100

•
Launched AI masterclass courses to upskill our employees and incorporated responsible AI practices into our Code of Conduct training

•
In fiscal 2025, employees logged over 50,000 volunteer hours

2025 Proxy Statement | 7

PROPOSAL NO. 1: ELECTION OF DIRECTORS
FOR	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1 TO ELECT CARL M. ESCHENBACH, MICHAEL M. MCNAMARA, MICHAEL L. SPEISER, AND JERRY YANG AS CLASS I DIRECTORS.
Our Board of Directors currently consists of 12 members. Our Certificate of Incorporation and Bylaws (together, our “formation documents”) provide for a classified Board consisting of three classes of directors, with directors serving staggered three-year terms. Directors in a particular class are nominated for additional three-year terms at the annual meeting of stockholders in the year in which their terms expire. As a result, only one class of directors is elected at each annual meeting, with the other classes continuing for the remainder of their respective three-year terms. Each director’s term continues until the election and qualification of his or her successor, or until his or her earlier resignation or removal.
Our formation documents also provide that our Board may make changes by resolution concerning the authorized number of directors and that any additional directorships resulting from an increase in the authorized number of directors shall be distributed among the three classes as the Board determines in its discretion. The formation documents further provide that our Board or our stockholders may fill vacant directorships, except that in the event that the outstanding shares of our Class B common stock represent less than a majority of the combined voting power of common stock, only our Board may fill vacancies.
Vote Required
Our Bylaws require that each director be elected by a majority voting standard in uncontested director elections. Our Bylaws provide that if an incumbent director fails, in an uncontested election, to receive the affirmative vote of a majority of the votes properly cast, then the director shall tender his or her resignation to the Nominating and Governance Committee of the Board of Directors. That committee will then make a recommendation to the Board on whether to accept or reject the resignation, nominate a replacement, or recommend any other related action be taken.
Accordingly, for the 2025 Annual Meeting, the election of each nominee requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against a nominee.
Upon the recommendation of the Nominating and Governance Committee, the Board has designated the four nominees listed below for election at the Annual Meeting, each of whom currently serves as a director of Workday. Together with the other members of the Board, these nominees bring a wide variety of relevant skills, professional experience, and backgrounds, as well as a broad range of viewpoints and perspectives to represent the long-term interests of stockholders and to fulfill the leadership and oversight responsibilities of the Board. The following table sets forth certain information about each of our directors, including our nominees.
8 | workday.com

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees for Director	Class	Age	Year Appointed Director	Current Term Expires	Expiration of Term for Which Nominated
Carl M. Eschenbach	I	58	2018	2025	2028
Michael M. McNamara(1)(2)(3)	I	68	2011	2025	2028
Michael L. Speiser(1)(4)	I	54	2024	2025	2028
Jerry Yang(1)(4)	I	56	2013	2025	2028
Continuing Directors
Aneel Bhusri	III	59	2005	2027	—
Thomas F. Bogan(1)(4)	III	73	2022	2027	—
Elizabeth Centoni(1)(5)	III	60	2024	2027	—
Lynne M. Doughtie(1)(2)(5)	III	62	2021	2027	—
Wayne A.I. Frederick, M.D.(1)(3)	II	53	2022	2026	—
Mark J. Hawkins(1)(2)(3)★	II	66	2023	2026	—
Rhonda J. Morris(1)(5)	II	59	2025	2026	—
George J. Still, Jr.(1)(4)(5)	II	67	2009	2026	—
(1) Independent member of the Board	(4) Member of the Investment Committee
(2) Member of the Audit Committee	(5) Member of the Compensation Committee
(3) Member of the Nominating and Governance Committee	★ Lead Independent Director
Summary of Director Experience and Qualifications
The matrix below summarizes key qualifications, skills, and attributes relevant to the decision to nominate candidates to serve on the Board of Directors. A mark indicates a specific area of focus or expertise on which the Board particularly relies. This summary is not intended to be an exhaustive list of each director’s skills or contributions to the Board and not having a mark does not mean the director does not possess that qualification or skill. The biographies of our continuing directors and director nominees describe each director’s background and relevant experience in more detail.
Key Skill or Experience	Bhusri	Bogan	Centoni	Doughtie	Eschenbach	Frederick	Hawkins	McNamara	Morris	Speiser	Still	Yang
Software or technology
Cybersecurity, information security, or privacy
Artificial intelligence, machine learning, or emerging technologies
Global business operations
Business development or strategy in the software industry
Sales, marketing, or brand building
HCM, including talent recruitment and retention
Finance or accounting
Executive leadership
Other public company board service
Demographics
Male
Female
White
African American or Black
Asian
2025 Proxy Statement | 9

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees for Director
CARL M. ESCHENBACH
Age: 58 Director since 2018	Workday Committees • None

Current Position
Chief Executive Officer, Workday
Education
DeVry University
Electronics technician diploma
Other Public Company Boards
•
Palo Alto Networks, Inc. (since 2013)

•
Aurora Innovation, Inc. (2019 to March 2023)

•
UiPath, Inc. (December 2020 to March 2023)

•
Zoom Video Communications, Inc. (2016 to January 2023)

•
Snowflake Inc. (2019 to April 2023)

Professional Highlights
Carl M. Eschenbach has been our Chief Executive Officer since February 2024, after serving as our Co-Chief Executive Officer since December 2022. Mr. Eschenbach was a general partner at Sequoia Capital Operations, LLC, a venture capital firm, from 2016 to December 2022, where he currently serves as a venture partner. Prior to that, Mr. Eschenbach spent 14 years at VMware, Inc., a leading innovator in enterprise software, where he held a number of leadership roles in operations, most recently as its President and Chief Operating Officer from 2012 to 2016. Prior to that, Mr. Eschenbach held various sales management positions with Inktomi Corporation, 3Com Corporation, Lucent Technologies, Inc., and EMC Corporation.
Qualifications
Mr. Eschenbach brings to our Board over 30 years of operational and sales experience in the technology industry, coupled with deep knowledge of high-growth companies. With his decades of experience leading and scaling successful technology companies, Mr. Eschenbach provides invaluable insights to our Board. In his role as Chief Executive Officer, he is at the forefront of driving Workday’s growth and AI innovation, allowing him to share with the Board real-time perspectives on areas most pertinent to our business. This direct, operational experience significantly enhances the Board’s effectiveness in its risk oversight function, helping to ensure Workday is well-positioned to navigate the complexities of the technology landscape and capitalize on emerging opportunities.

10 | workday.com

PROPOSAL NO. 1: ELECTION OF DIRECTORS

MICHAEL M. MCNAMARA
Independent Director Age: 68 Director since 2011	Workday Committees • Audit • Nominating and Governance (Chair)

Current Position
Co-Founder and Chief Executive Officer, Samara Living Inc.
Education
University of Cincinnati
Bachelor’s degree, industrial management
Santa Clara University
Master’s degree, business administration
Other Public Company Boards
•
Carrier Global Corporation (since April 2020)

•
Slack Technologies, Inc. (2019 to July 2021)

•
Flex (2005 to 2018)

Professional Highlights
Michael M. McNamara is Co-Founder and Chief Executive Officer of Samara Living Inc., a company specializing in factory built housing and additional dwelling units, a position he has held since May 2022. Prior to the formation of Samara Living Inc., Mr. McNamara served as Head of the Samara division of Airbnb, Inc. from January 2020 to May 2022. Mr. McNamara served as a venture partner at Eclipse Ventures, a Silicon Valley venture capital firm, from 2019 to March 2022. From 2006 to 2018, Mr. McNamara was Chief Executive Officer of Flex Ltd. (“Flex”), a company that delivers technology innovation, supply chain, and manufacturing solutions to diverse industries and end markets. He also held other senior roles at Flex after joining the company in 1994.
Mr. McNamara served as a member of the Visiting Committee of the Sloan School of Management at Massachusetts Institute of Technology (“MIT”) from 2019 to December 2022, on the board of advisors of MIT from 2014 to 2019, and on the board of advisors of Tsinghua University School of Economics and Management from 2006 to 2019, and is an advisor to or director of several other private companies and one investment fund.
Qualifications
Mr. McNamara brings to our Board extensive leadership and experience in managing international operations. His prior service as Flex’s Chief Executive Officer provides a management perspective to the business and strategic decisions of the Board, while his current role as Co-Founder and Chief Executive Officer of Samara demonstrates his drive for innovation and industry disruption. His perspective helps the Board remain forward-thinking and adaptable in an evolving business landscape. Further, Mr. McNamara’s considerable tenure gives him unique insight into our Board and company history, contributing significantly to his effective leadership of the Nominating and Governance Committee. This leadership is evidenced by governance improvements throughout his tenure and recent successful board refreshment initiatives.

2025 Proxy Statement | 11

PROPOSAL NO. 1: ELECTION OF DIRECTORS

MICHAEL L. SPEISER
Independent Director Age: 54 Director since 2024	Workday Committees • Investment

Current Position
Managing Director, Sutter Hill Ventures
Education
University of Arizona
Bachelor’s degree, political science
Harvard Business School
Master’s degree, business administration
Other Public Company Boards
•
Snowflake, Inc. (since 2012)

•
Pure Storage, Inc. (2009 to 2019)

•
Sumo Logic (2012 to 2019)

Professional Highlights
Mr. Speiser has been a managing director at Sutter Hill Ventures, a venture capital firm, since 2008, and serves on the boards of several private companies and unannounced projects. From 2012 to 2014, Mr. Speiser served as the part-time Chief Executive Officer of Snowflake, Inc., and he’s served as a director since the company’s inception in 2012. He currently serves as a director of several privately help companies. He also served as founding Chief Executive Officer at Augment, Observe, Pure Storage, Inc., and others, and held executive leadership positions at Bix, Inc., Veritas Software, and Yahoo!.
Qualifications
Mr. Speiser brings to our Board more than three decades’ experience as a technology leader and venture capitalist, including a proven track record of building some of the fastest growing companies in the world, developing industry-leading products, and incubating some of the most pivotal AI technologies in the industry. This extensive venture capital expertise makes him an exceptionally strong contributor to our Investment Committee, where his insights are invaluable in evaluating and guiding our strategic investments. In today’s rapidly evolving landscape, his ability to identify and assess emerging technologies is critical for Workday’s growth and competitive positioning. His deep understanding of AI contributes to effective implementation and robust oversight of emerging technologies, helping the Board effectively fulfill its risk oversight responsibility and drive Workday’s growth and innovation.

12 | workday.com

PROPOSAL NO. 1: ELECTION OF DIRECTORS

JERRY YANG
Independent Director Age: 56 Director since 2013	Workday Committees • Investment

Current Position
Founding Partner, AME Cloud Ventures
Education
Stanford University
Bachelor’s degree, electrical engineering
Stanford University
Master’s degree, electrical engineering
Other Public Company Boards
•
Alibaba Group Holding Limited (since 2014, and from 2005 to 2012)

•
Lenovo, Inc. (2014 to November 2023)

•
Yahoo! (1995 to 2012)

Professional Highlights
Jerry Yang is the founding partner of AME Cloud Ventures, an innovation investment firm that he started in 2012. Mr. Yang was a co-founder of Yahoo! Inc., where he served as a director from 1995 to 2012, and as Chief Executive Officer from 2007 to 2009. Mr. Yang also led Yahoo’s investments in Yahoo! Japan Corporation and Alibaba Group Holding Limited. He is the Chair of the Stanford University Board of Trustees, and is a director and/or advisor of several other companies and foundations.
Qualifications
Mr. Yang brings to our Board extensive global leadership skills and deep experience in consumer internet technology, giving him invaluable insight into navigating the complexities of international markets and expansion. With a keen eye for innovation and deep expertise in growing and leading technology companies, Mr. Yang offers strategic guidance on our growth and innovation. His experience as a trusted advisor to technology companies around the world further enhances his ability to provide the Board with critical perspectives on emerging trends and opportunities.

2025 Proxy Statement | 13

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Continuing Directors
ANEEL BHUSRI
Chair of the Board Age: 59 Director since 2005	Workday Committees • None

Current Position
Co-Founder and Executive Chair, Workday
Education
Brown University
Bachelor’s degrees, electrical engineering and economics
Stanford University
Master’s degree, business administration
Other Public Company Boards
•
General Motors Company (October 2021 to April 2024)

•
Intel Corporation (2014 to 2019)

•
Pure Storage, Inc. (2010 to 2018)

Professional Highlights
Aneel Bhusri co-founded Workday in 2005 and has served as a Director since then, including as Chair from 2012 to 2014 and from April 2021 to the present. He is our Executive Chair and was our Co-Chief Executive Officer from August 2020 through January 2024 after serving as Chief Executive Officer from 2014 to August 2020. Mr. Bhusri also served as Co-Chief Executive Officer from 2009 to 2014 and as President from 2007 to 2009. From 1993 to 2004, Mr. Bhusri held a number of senior management positions with PeopleSoft, Inc., including Vice Chairman of its board of directors from 1999 to 2002. Mr. Bhusri is currently an advisory partner at Greylock Partners, a Silicon Valley venture capital firm that he has been associated with since 1999, and prior to that time worked at Norwest Venture Partners and Morgan Stanley. He currently serves as a director of the Workday Foundation, the Memorial Sloan Kettering Cancer Center, and the Eat. Learn. Play. Foundation. Mr. Bhusri has also served as a member of the Board of Trustees of Stanford University since 2019.
Qualifications
Mr. Bhusri brings to our Board deep technology and AI expertise and extensive executive leadership and operational experience, including his unparalleled experience and familiarity with our business as a co-founder and Executive Chair. As one of our founders, he provides a critical and deeply informed perspective on the company’s history, offering invaluable context for strategic decision-making. As a proven product and technology visionary, Mr. Bhusri continues to shape Workday’s future in his role as Executive Chair, contributing to both continuity and forward-thinking innovation. This unique blend of historical knowledge and future-focused vision makes him an asset to our Board.

14 | workday.com

PROPOSAL NO. 1: ELECTION OF DIRECTORS

THOMAS F. BOGAN
Independent Director Age: 73 Director since 2022	Workday Committees • Investment

Education
Stonehill College
Bachelor’s degree, accounting
Other Public Company Boards
•
CS Disco, Inc. (since March 2025)

•
Aspen Technology, Inc. (May 2022 to March 2025)

•
Apptio, Inc. (2007 to 2019, Chair from 2012 to 2019)

•
Citrix Systems, Inc. (2003 to 2016)

Professional Highlights
Tom Bogan joined Workday in 2018 through our acquisition of Adaptive Insights and served as Vice Chair, Corporate Development, from February 2021 to January 2022. From February 2020 to February 2021, Mr. Bogan served as Vice Chair with responsibility for our Workday Strategic Sourcing business, and from 2018 to February 2020, he was Executive Vice President of our Planning Business Unit. At Adaptive Insights, Mr. Bogan was Chief Executive Officer and a director from 2015 until its acquisition by Workday. Mr. Bogan currently serves as a director of various privately held companies, several non-profits, and a company headquartered internationally.
Qualifications
Mr. Bogan brings to our Board extensive executive leadership experience and deep expertise in software technology companies, including valuable experience as Workday’s Vice Chair, Corporate Development, giving him unique insights into and familiarity with our business. Mr. Bogan has a keen understanding of the evolving software landscape demonstrated by his prior role as Chief Executive Officer of Adaptive Insights, and his continued engagement within the software industry through his advisory work allows him insights into emerging trends and innovations. His industry knowledge combined with his executive leadership experience provides the Board with a valuable perspective into both current market dynamics and future opportunities, ultimately contributing to our strategic decision-making.

2025 Proxy Statement | 15

PROPOSAL NO. 1: ELECTION OF DIRECTORS

ELIZABETH CENTONI
Independent Director Age: 60 Director since 2024	Workday Committees • Compensation

Current Position
Executive Vice President and Chief Customer Experience Officer, Cisco, Inc.
Education
University of Mumbai
Bachelor’s degree, chemistry
University of San Francisco
Master’s degree, business administration
Other Public Company Boards
•
Supervisory Board of Mercedes-Benz AG (since April 2021)

•
Ingersoll Rand Inc. (2018 to March 2023)

Professional Highlights
Elizabeth Centoni has served as Executive Vice President and Chief Customer Experience Officer at Cisco, Inc., a technology company designing and manufacturing networking hardware, software, and related services, since March 2024. Prior to that, she served as Executive Vice President, Chief Strategy Officer, and General Manager of Applications at Cisco from March 2020 to March 2024, and as Senior Vice President and General Manager of Computing Systems at Cisco from 2018 to March 2020. Prior to that, Ms. Centoni held senior engineering leadership roles of increasing responsibility at Cisco since 2000.
Qualifications
Ms. Centoni brings to our Board executive leadership experience in the technology industry and a passion for leveraging technology to drive customer success and deliver unparalleled experiences. Throughout her career, Ms. Centoni has spearheaded initiatives that have significantly enhanced customer satisfaction and loyalty. As a recent addition to our Board, she brings a fresh perspective along with valuable insights into leveraging AI and technology to meet evolving customer needs, directly supporting Workday’s core value of customer service. Her expertise in customer-centric strategies and her firsthand knowledge of our platform make her a valuable contributor to our ongoing efforts to exceed customer expectations.

16 | workday.com

PROPOSAL NO. 1: ELECTION OF DIRECTORS

LYNNE M. DOUGHTIE
Independent Director Age: 62 Director since 2021	Workday Committees • Audit • Compensation
Education Virginia Tech Bachelor’s degree, accounting Other Public Company Boards • The Boeing Company (since January 2021) • McKesson Corporation (since February 2025)
Professional Highlights
Lynne M. Doughtie was U.S. Chair and Chief Executive Officer of KPMG LLP, a global leader in audit, tax, transaction, and advisory services, from 2015 until her retirement in June 2020. Prior to that, she served in many leadership roles after joining KPMG in 1985, including as Vice Chair of the firm’s U.S. Advisory business from 2011 to 2015. Ms. Doughtie serves on the board of directors of several nonprofit organizations and on the board of advisors of various private companies and educational institutions.
Qualifications
Ms. Doughtie brings to our Board extensive experience in risk management and information security from her years at KPMG, including as Chief Executive Officer. Her experience in advising organizations on complex global business matters and strategies across industries is critical in today’s dynamic business environment, where risk management and information security are two of the most crucial functions to support Workday’s growth. Ms. Doughtie’s strong leadership experience, gained from leading and advising global corporations, coupled with her deep financial expertise and robust risk oversight experience, makes her an invaluable contributor to our Audit and Compensation Committees, helping to ensure that our Board is well-equipped to address the challenges and opportunities ahead.

2025 Proxy Statement | 17

PROPOSAL NO. 1: ELECTION OF DIRECTORS

WAYNE A.I. FREDERICK, M.D.
Independent Director Age: 53 Director since 2022	Workday Committees • Nominating and Governance

Current Position
President Emeritus, Howard University
Education
Howard University
Bachelor’s degree, zoology
Doctor of medicine (M.D.)
Master’s degree, business administration
Other Public Company Boards
•
Humana, Inc. (since February 2020)

•
Insulet Corporation (since October 2020)

•
Mutual of America Life Insurance Company (since 2015)

•
Forma Therapeutics Holdings, Inc. (July 2020 to October 2022)

Professional Highlights
Wayne A.I. Frederick, M.D. is the interim Chief Executive Officer of the American Cancer Society. He is also President Emeritus of Howard University, having previously served as the President from 2014 through August 2023, and is the distinguished Charles R. Drew Professor of Surgery at the Howard University College of Medicine. He is also a practicing cancer surgeon at Howard University Hospital. Prior to serving as President, Dr. Frederick served as Howard University’s interim president (elected 2013) after serving as provost and chief academic officer for more than a year. Following his post-doctoral research and surgical oncology fellowships at the University of Texas MD Anderson Cancer Center, Dr. Frederick began his academic career as associate director of the Cancer Center at the University of Connecticut. Upon his return to Howard University, his academic positions included Associate Dean in the College of Medicine, Division Chief in the Department of Surgery, Director of the Cancer Center, and Deputy Provost for Health Sciences. Dr. Frederick is a fellow of the American College of Surgeons and belongs to numerous surgical organizations, including the American Surgical Association. Dr. Frederick is also a director of other privately held companies and charitable organizations.
Qualifications
Dr. Frederick brings to our Board deep experience in business administration, extensive leadership skills, and insight into the healthcare and education industries. As Workday aims to deepen our presence in these critical industry verticals as a part of our growth strategy, Dr. Frederick’s firsthand understanding of the specific challenges and opportunities within healthcare and education enables him to provide strategic guidance on how Workday can best serve these sectors. This industry-specific knowledge, combined with his broad leadership experience, provides a unique perspective to our Board, helping to ensure we are well-positioned to navigate the evolving dynamics within these key markets and beyond.

18 | workday.com

PROPOSAL NO. 1: ELECTION OF DIRECTORS

MARK J. HAWKINS
Lead Independent Director Age: 66 Director since 2023	Workday Committees • Audit (Chair) • Nominating and Governance

Education
Michigan State University
Bachelor’s degree
University of Colorado
Master’s degree, business administration
Other Public Company Boards
•
Toast, Inc. (since April 2020)

•
Cloudflare, Inc. (since June 2022)

•
SecureWorks Inc. (2016 to February 2025)

Professional Highlights
Mark J. Hawkins served as President and CFO Emeritus of Salesforce, Inc., a software company, from February 2021 to November 2021, President and Chief Financial Officer from 2017 to February 2021, and Executive Vice President and Chief Financial Officer from 2014 to 2017. Prior to that, he served as Chief Financial Officer and Executive Vice President of Autodesk, Inc., a design software and services company, Chief Financial Officer and Senior Vice President of Finance & IT at Logitech International S.A., a global hardware company, and held various positions at Dell and Hewlett-Packard. Mr. Hawkins currently serves as a director or advisory board member of various privately held companies.
Qualifications
Mr. Hawkins brings to our Board extensive experience as an executive officer and director of publicly traded software and technology companies, as well as financial expertise in the technology industry. As an active and deeply involved board member, his contributions are highly valued. The Board will particularly benefit from his strong leadership and strategic guidance as he assumes the pivotal role of Lead Independent Director. His proven track record in the technology sector, combined with his financial acumen, helps our Board remain well-equipped to navigate the complexities of the industry, drive sustained value creation, and effectively fulfill its independent oversight function.

2025 Proxy Statement | 19

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Rhonda J. Morris
Independent Director Age: 59 Director since 2025	Workday Committees • Compensation
Education University of California, Davis Bachelor’s degree, English Boston University Master’s degree, business administration
Professional Highlights
Rhonda Morris served as Vice President and Chief Human Resources Officer for Chevron Corporation, a multinational energy company, from 2016 until December 2024. In this role, she shaped Chevron’s people and culture strategy, encompassing leadership succession, learning and talent, employee engagement and culture, workforce planning, and total rewards, and spearheaded a complex human resources digital transformation to unify multiple enterprise resource planning systems with Workday. Ms. Morris began her career with Chevron in 1991, holding roles of increasing responsibility in human resources, global marketing, and international products. She serves on several non-profit boards and is a fellow in the National Academy of Human Resources.
Qualifications
Ms. Morris brings to our Board more than 30 years of global business acumen, human resources functional and operational expertise, and executive leadership, along with keen insights on the Workday customer experience. As a new director, she offers a fresh perspective to our Board, particularly through her deep understanding of the Workday platform. In her role as a Chief Human Resources Officer, Ms. Morris saw the value of Workday’s unified cloud platform and experienced the transformative impacts of switching legacy HR systems to Workday, giving her a unique ability to represent the voice of the customer on our Board. With her extensive human resources leadership experience, Ms. Morris offers sound guidance on talent strategy, organizational development, and compensation practices, making her a strong contributor to our Compensation Committee. Ms. Morris’s first-hand experience leading a human resources transformation with Workday, scaling an international workforce, and developing human resources strategies for global organizations aligns with Workday’s core value of employees and make her an asset to our Board.

20 | workday.com

PROPOSAL NO. 1: ELECTION OF DIRECTORS

GEORGE J. STILL, JR.
Independent Director Age: 67 Director since 2009	Workday Committees • Compensation (Chair) • Investment

Current Position
Partner Emeritus, Norwest Venture Partners
Education
Pennsylvania State University
Bachelor’s degree, accounting
Tuck School of Business at Dartmouth College
Master’s degree, business administration
Other Public Company Boards
•
Stillwater Growth Corp I, LLC (February 2021 to December 2022)

Professional Highlights
Mr. Still is a partner emeritus at Norwest Venture Partners, a global venture capital firm that he joined in 1989, and was a co-managing partner from 1994 to 2014. Prior to that, he was with Ernst & Young LLP, a public accounting firm, and a partner at Centennial Funds, a venture capital firm. Mr. Still led the sole venture investment in PeopleSoft, Inc., where he served as a director from 1991 to 2001. Mr. Still manages Still Capital Partners, LLC, which he founded in 2014. Mr. Still served on the Board of Advisors at the Tuck School of Business and the Center of Private Equity and Venture Capital at Tuck from 2011 to 2019. He currently serves as a director of two private companies.
Qualifications
Mr. Still brings to our Board financial and investing acumen, cultivated through his many years with Norwest Venture Partners. As our longest-serving independent director, he has been a steadfast steward of Workday’s growth, offering deep knowledge of our business and its evolution. His long tenure provides the Board with a unique historical perspective and a wealth of institutional expertise. Beyond his understanding of Workday, his experience as a trusted advisor to numerous technology companies serves as a valuable resource, offering critical insights into industry trends and emerging opportunities. This combination of deep company knowledge and broad industry perspective allows our Board to benefit from both continuity and forward-thinking guidance.

2025 Proxy Statement | 21

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
FOR
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING JANUARY 31, 2026.

The Audit Committee of the Board of Directors has appointed the firm of Ernst & Young LLP, an independent registered public accounting firm, to audit our consolidated financial statements for the year ending January 31, 2026. During our fiscal year ended January 31, 2025, Ernst & Young LLP served as our independent registered public accounting firm and has audited our consolidated financial statements since its appointment in 2008.
Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Workday and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2026. Our Audit Committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Ernst & Young LLP will be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees billed or to be billed by Ernst & Young LLP and affiliates for professional services rendered with respect to the fiscal years ended January 31, 2025 and 2024. All of these services were approved by the Audit Committee.
	Fiscal Year Ended January 31,
	2025	2024
Audit Fees(1)	$9,862,243	$7,166,474
Audit Related Fees(2)	1,348,726	1,537,910
Tax Fees(3)	1,010,163	305,104
All Other Fees	—	—
Total	$12,221,132	$9,009,488

(1)
Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, reviews of our quarterly consolidated financial statements, and audits of our statutory financial statements in non-U.S. jurisdictions.

(2)
Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and not reported under “Audit Fees.” This primarily consists of fees for service organization control audits under Statement on Standards for Attestation Engagements No. 18 and fees for information security assessments.

(3)
Consists of fees in connection with tax compliance and tax consulting services.

Auditor Independence
Under its charter, the Audit Committee pre-approves audit and non-audit services rendered by our independent registered public accounting firm, Ernst & Young LLP. The Audit Committee has determined that the rendering of non-audit services for assurance and related services that are reasonably related to the performance of the audit services, audit-related services, tax services, and other services by Ernst & Young LLP is compatible with maintaining the principal accountants’ independence.
22 | workday.com

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pre-Approval Policies and Procedures
Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our Audit Committee is responsible for the appointment, compensation, and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee (or its Chair if such approval is required prior to the next Audit Committee meeting) generally pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services.
Vote Required
The ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.
2025 Proxy Statement | 23

PROPOSAL NO. 3: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
FOR	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION PAID TO WORKDAY’S NAMED EXECUTIVE OFFICERS.
We are seeking an advisory, non-binding stockholder vote with respect to the compensation awarded to our named executive officers (or “NEOs”), referred to as a “Say-on-Pay” vote, for the fiscal year ended January 31, 2025, in accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Our executive compensation program and the compensation paid to our NEOs are described on pages 46-64 of this Proxy Statement. Our compensation programs are overseen by the Compensation Committee and reflect our philosophy to pay all of our employees, including our NEOs, in ways that support the following principles that we believe reflect our core values:
•
motivate, attract, and retain the best talent;

•
support a high-performance culture by rewarding excellence and achievement;

•
recognize and retain top-performing talent via differentiated rewards and opportunities;

•
reinforce alignment with Workday’s values (in particular, a focus on excellence and an attitude of ownership);

•
create alignment with Workday’s strategy and long-term performance; and

•
provide an opportunity for each employee to share in the success we create together.

To help achieve these objectives, we structure our NEOs’ compensation to reward the achievement of short-term and long-term strategic and operational goals.
Based on the above, we request that stockholders approve on a non-binding, advisory basis, the compensation of Workday’s NEOs as described in this Proxy Statement pursuant to the following resolution:
RESOLVED, that the compensation paid to Workday’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis” section, compensation tables, and narrative discussion, is hereby APPROVED.
Vote Required
Approval of our named executive officers’ compensation requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.
As an advisory vote, this proposal is non-binding. Although the vote is non-binding, the Board of Directors and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our NEOs. Stockholders should be aware that this advisory vote occurs after significant NEO compensation decisions have been made in the current fiscal year. In addition, because the compensation elements integrate into an overall compensation package, it may not be possible or appropriate to change the compensation package to reflect the results of one year’s advisory vote on NEO compensation before the next annual meeting of stockholders.
Unless the Board modifies its policy on the frequency of holding advisory votes on NEO compensation, the next such advisory vote will occur at our 2026 Annual Meeting of Stockholders.
24 | workday.com

DIRECTORS AND CORPORATE GOVERNANCE
Corporate Governance
Our Corporate Governance Guidelines establish the governance framework within which the Board of Directors conducts its business and fulfills its responsibilities. These guidelines are available on our website at www.workday.com/governanceguidelines. The Board regularly reviews our Corporate Governance Guidelines in light of legal and regulatory requirements, evolving best practices, and other developments, and approves updates as appropriate.
Our Board has taken a thoughtful approach to board composition and refreshment to ensure that our directors have backgrounds that individually and collectively add significant value to the strategic decisions made by the company and that enable the Board to provide oversight of management as our company grows to help ensure accountability and transparency to our key stakeholders, including our stockholders. In addition to a strong, engaged, and highly independent Board with deep expertise in areas most critical to Workday’s business and strategic objectives, we are committed to a corporate governance structure that promotes long-term stockholder value creation through a sound leadership structure and by providing our stockholders with both the opportunity to provide direct feedback and key substantive rights to help ensure accountability.
Risk Oversight by Our Board of Directors
Board of Directors

•
Reviews strategic and operational risks, including Workday’s development and implementation of AI and our responsible AI framework and practices

•
Receives reports on all significant committee activities at each regular meeting

•
Evaluates the risks inherent in significant transactions

•
Assists in determining the appropriate level of risk for our company and assesses the specific risks that we face

•
Reviews management’s strategies for adequately mitigating and managing identified risks

•
Regularly meets in executive sessions to provide oversight of risks independent of management

Audit Committee	Compensation Committee	Nominating and Governance Committee

•
Oversees the overall enterprise risk management framework of the company

•
Oversees the accounting and financial reporting processes of the company

•
Oversees risks relating to financial accounting, reporting and controls, and ethical, legal, and regulatory matters, including cybersecurity and other information technology risks

•
Assesses risks created by the incentives inherent in our compensation policies

•
Oversees human capital management, including workforce planning and employee development and engagement

•
See “Compensation Policies and Practices as they relate to Risk Management” in the “Compensation Discussion and Analysis” section elsewhere in this Proxy Statement for additional information

•
Assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, and matters related to corporate governance, public policy, and sustainability initiatives

Management
• Responsible for day-to-day management of risk • Reports to Board on a regular basis on areas of strategic and operational risks
2025 Proxy Statement | 25

DIRECTORS AND CORPORATE GOVERNANCE

Risk is inherent in every business, and so risk assessment and oversight are critical parts of Workday’s governance and management processes. While our management team is responsible for the day-to-day management of risk, our Board of Directors is ultimately responsible for risk oversight. Our Board exercises its risk oversight function both directly and indirectly through its committees and believes that open communication between the Workday management team and our Board is essential for effective risk management and oversight. Our Board receives regular reports from members of senior management on areas of material risk to Workday, including strategic, operational, financial, cybersecurity- or privacy-related, sustainability-related, legal, regulatory, and reputational risks. While our full Board reviews material business and strategic risks, the Audit Committee, Nominating and Governance Committee, Compensation Committee, and Investment Committee support our Board in discharging its risk oversight duties and address risks inherent in their respective areas. We believe this division of responsibilities is an effective approach for addressing the risks we face, and that our Board leadership structure supports this approach.
Board Oversight of Security, Privacy, and Trust
Our Board of Directors devotes significant time to our privacy practices as well as cybersecurity and information security risks and cyber incident preparedness and response. Our Chief Information Security Officer and other internal and external privacy and security subject matter experts regularly update the Audit Committee and the Board on our privacy and security practices, as well as existing and emerging cyber threats, incident response, our security framework and governance processes, security features of the products we provide our customers, the results of third-party assessments, and the status of projects to strengthen our cybersecurity systems. Similarly, our full Board directly oversees corporate and product strategy and receives regular updates on our development and use of emerging technologies, including generative and agentic AI, as a part of our robust responsible AI oversight and governance program.
Director Independence
Our Class A common stock is listed on the Nasdaq Global Select Market. The listing rules of this stock exchange generally require that a majority of the members of a listed company’s board of directors be independent. Our Board of Directors has determined that none of our current directors who are not current employees (Messrs. Bogan, Frederick, Hawkins, McNamara, Speiser, Still, and Yang, and Mses. Centoni, Doughtie, and Morris) has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of the Nasdaq Global Select Market. The disinterested members of our Board have determined that the arms-length commercial transactions we enter into with companies that employ certain members of our Board do not interfere with the independence of such directors.
Leadership Structure
Our corporate governance framework provides the Board of Directors flexibility to determine the appropriate leadership structure that promotes Board effectiveness and is in the best interests of Workday and our stockholders. Our Corporate Governance Guidelines do not require the separation of the offices of Chair of the Board and Chief Executive Officer. The Board may appoint a Chair of the Board and one or more Vice Chair of the Board, at least one of whom will be an independent director. If the role of Chair is filled by a director who does not qualify as an independent director, the independent members of the Board will designate a Lead Independent Director. The Lead Independent Director may also be a Vice Chair of the Board.
In accordance with an established succession plan anticipated at the time of Mr. Eschenbach’s appointment as Co-Chief Executive Officer in December 2022, Mr. Eschenbach assumed sole Chief Executive Officer responsibilities and Mr. Bhusri transitioned to a full-time role as Executive Chair effective February 1, 2024, the start of our fiscal 2025. Mr. Bhusri and Mr. Eschenbach also serve as members of our Board, with Mr. Bhusri serving as Chair of the Board since April 2021. Because our Chair is a current executive officer of Workday, Mr. Hawkins serves as a Vice Chair and Lead Independent Director of the Board. Independent directors and management sometimes have different perspectives and roles in strategy development. Our independent directors bring experience, oversight, and expertise from outside of Workday, while Messrs. Bhusri and Eschenbach bring Workday-specific experience and expertise.
Our Board believes that the current leadership structure, coupled with a strong emphasis on independence, provides effective independent oversight of management while allowing the Board and management to benefit from the extensive executive leadership and operational experience of Messrs. Bhusri and Eschenbach. As Co-Founder and Executive Chair, Mr. Bhusri possesses in-depth knowledge of the issues, opportunities, and challenges facing Workday and its

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business, allowing Mr. Bhusri to serve as a strategic advisor to the Chief Executive Officer and other members of executive management while driving Workday’s innovation agenda, particularly in the pivotal domain of AI and product vision and strategy. Mr. Eschenbach, as Chief Executive Officer, is positioned to identify key strategic priorities and coordinate with the Board in executing our business strategy, and possesses extensive industry knowledge and highly relevant operating and executive leadership experience that is fundamental to our next phase of growth and our commitment to the continued creation of sustainable stockholder value.
Lead Independent Director
As of April 22, 2025, Mr. Hawkins serves as Vice Chair and as Lead Independent Director of the Board of Directors. As Lead Independent Director, among other responsibilities, Mr. Hawkins will:
•
preside over regularly scheduled meetings at which only our independent directors are present;

•
serve as a liaison between the Chief Executive Officer, Chair, and the independent directors;

•
be available, under appropriate circumstances, for direct communication with stockholders; and

•
perform such additional duties as our Board may otherwise determine and delegate from time to time.

Executive Sessions of Independent Directors
In order to promote open discussion among independent directors, our Board of Directors has a policy of conducting executive sessions of independent directors during each regularly scheduled Board meeting and at such other times if requested by an independent director. These executive sessions are usually chaired by our Lead Independent Director and feedback is provided to Workday’s Chief Executive Officer or other members of management, as needed, promptly after such executive sessions.
Meetings of the Board of Directors
It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders. All members of the Board during fiscal 2025 attended our annual meeting held on June 18, 2024. We have scheduled our 2025 Annual Meeting on the same day as a regularly scheduled Board meeting in order to facilitate attendance by our Board members.
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Committees of the Board of Directors
Our Board of Directors has established an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, and an Investment Committee. The current composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. The following table provides membership information for each of our Board committees:
	Audit Committee	Compensation Committee	Nominating & Governance Committee	Investment Committee
Aneel Bhusri ★
Thomas F. Bogan
Elizabeth Centoni
Lynne M. Doughtie
Carl M. Eschenbach
Wayne A.I. Frederick, M.D.
Mark J. Hawkins ★★
Michael M. McNamara
Rhonda J. Morris
Michael L. Speiser
George J. Still, Jr.
Jerry Yang
★ = Chair of the Board	= Chair
★★ = Lead Independent Director	= Member
Audit Committee
Our Audit Committee is composed of Ms. Doughtie, and Messrs. Hawkins and McNamara, each of whom is independent and financially literate within the meaning of the Nasdaq Global Select Market rules. Mr. Hawkins is the Chair of the committee. Each of Ms. Doughtie, and Messrs. Hawkins and McNamara also satisfies the independence requirements of Rule 10A-3 of the Exchange Act. Ms. Doughtie, and Mr. Hawkins are each an Audit Committee financial expert, as that term is defined under SEC rules, and possess financial sophistication as defined under the rules of the Nasdaq Global Select Market. The designation does not impose on any of them any duties, obligations, or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board of Directors.
The Audit Committee met nine times during fiscal 2025. The committee is directly responsible for, among other things:
•
selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;

•
ensuring the independence of the independent registered public accounting firm;

•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;

•
establishing procedures for employees to submit concerns anonymously about questionable accounting or audit matters or alleged violations of our Code of Conduct or applicable laws;

•
overseeing our internal audit function and reviewing and discussing with management internal audit activities;

•
considering the adequacy of our internal controls and our internal audit function;

•
reviewing the development and implementation of disclosure controls and procedures with respect to sustainability disclosures;

•
overseeing our overall enterprise risk management framework and reviewing our major financial risk exposures, significant climate-related financial risks, cybersecurity, privacy, and other information technology risks, and processes to manage risk;

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•
overseeing our global ethics and compliance function;

•
reviewing proposed waivers of the Code of Conduct for directors and executive officers;

•
reviewing material related party transactions or those that require disclosure; and

•
approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

The Audit Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of the SEC and the Nasdaq Global Select Market. The Audit Committee charter is available on our website at www.workday.com/audit-committee-charter.
Compensation Committee
Our Compensation Committee is composed of Mses. Centoni, Doughtie, and Morris, and Mr. Still, each of whom is independent within the meaning of the Nasdaq Global Select Market rules. Mr. Still is the Chair of our Compensation Committee. Each member of the committee is also a “non-employee director” under Rule 16b-3(b)(3)(i) of the Exchange Act and is free from any relationship that, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment as a Compensation Committee member.
The Compensation Committee met five times during fiscal 2025 and took action by unanimous written consent 14 times. The committee is responsible for, among other things:
•
reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

•
reviewing and recommending to our Board the compensation of our directors;

•
reviewing and approving, or recommending that our Board approve, the terms of any employment arrangements with our executive officers;

•
reviewing and approving the selection of peer companies used for compensation analysis;

•
reviewing and approving, or recommending that our Board approve, any amendment of our recoupment policies and practices and stock ownership guidelines applicable to our Board and/or executive officers;

•
administering our stock and equity incentive plans;

•
reviewing and approving, or making recommendations to our Board with respect to, incentive compensation and equity plans;

•
working with management and independent directors to facilitate ongoing succession planning for executive officer positions;

•
reviewing our strategies and policies related to human capital management, including Workday’s total rewards programs; workforce planning and our skills-based hiring approach; employee skills, development, engagement, and well-being; and our inclusive, high-performance culture;

•
reviewing our major compensation and human capital-related risk exposures; and

•
reviewing our overall compensation philosophy.

The Compensation Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of the SEC and the Nasdaq Global Select Market. The Compensation Committee charter is available on our website at www.workday.com/compensation-committee-charter.
Nominating and Governance Committee
Our Nominating and Governance Committee is composed of Messrs. Frederick, Hawkins, and McNamara, each of whom is independent within the meaning of the Nasdaq Global Select Market rules. Mr. McNamara is the Chair of our Nominating and Governance Committee.
The Nominating and Governance Committee met five times during fiscal 2025. The committee is responsible for, among other things:
•
identifying and recommending candidates for membership on our Board of Directors;

•
reviewing and recommending our Corporate Governance Guidelines and policies;

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•
overseeing and periodically reviewing our (i) policies and programs concerning sustainability, corporate responsibility, and governance, (ii) public policy matters, including political activities and expenditures, and (iii) participation and visibility as a global corporate citizen;

•
overseeing significant environmental-related risks, including climate-related risks, and the steps management has taken to monitor or mitigate such risks;

•
conducting an annual review of the independence of the non-employee directors and members of the Nominating and Governance Committee, the Audit Committee, and the Compensation Committee;

•
reviewing and recommending the composition of our Board and its committees in light of the current needs of the Board, including determining whether it may be appropriate to add or remove directors after considering issues of judgment, age, skills, background, and experience;

•
overseeing the process of evaluating the performance of our Board;

•
reviewing any feedback received from stockholder engagement efforts and reviewing any proposals properly submitted by stockholders for action at annual meetings of stockholders and making recommendations to our Board regarding action to be taken in response to such proposals; and

•
assisting our Board on other corporate governance matters.

The Nominating and Governance Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of the SEC and the Nasdaq Global Select Market. The Nominating and Governance Committee charter is available on our website at www.workday.com/nominating-governance-committee-charter.
Investment Committee
Our Investment Committee is composed of Messrs. Bogan, Speiser, Still, and Yang. Mr. Yang is the Chair of our Investment Committee. Our Investment Committee is responsible for reviewing and approving, or recommending that the Board of Directors approve, certain mergers, acquisitions, joint ventures, and investments, and working with management to develop effective and scalable processes for the review and execution of such transactions. The Investment Committee met three times during fiscal 2025.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee is, or at any time during the past year has been, an officer or employee of ours during the time on which they served on the Compensation Committee. None of our executive officers currently serve, or in the past year has served, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.
Considerations in Evaluating Director Nominees
The Nominating and Governance Committee is responsible for identifying, evaluating, and recommending candidates to the Board of Directors for Board membership, or the Board may conduct the process of identifying and evaluating Board candidates directly. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing an experienced and highly qualified Board. Candidates may come to our attention through current members of our Board, professional search firms, stockholders, or other persons.
The Nominating and Governance Committee will recommend to the Board for selection all nominees to be proposed by the Board for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by the Board for election at each annual meeting of stockholders, and, if requested by the Board, will recommend all director nominees to be appointed by the Board to fill interim director vacancies.
The Board will be responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of stockholders. The Board may, either directly or upon the recommendation of the Nominating and Governance Committee, consider the minimum qualifications set forth below and such other factors as it may deem, from time to time, are in the best interests of Workday and our stockholders.
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Director Qualifications
The Nominating and Governance Committee and the Board of Directors believe that candidates for director should have certain minimum qualifications, including, without limitation:
•
demonstrated business acumen and leadership, and high levels of accomplishment;

•
experience with high-growth companies and global public companies;

•
ability to exercise sound business judgment and to provide insight and practical wisdom based on experience;

•
commitment to understand Workday and its business, industry, and strategic objectives;

•
integrity and adherence to high personal ethics and values, consistent with our Code of Conduct;

•
ability to read and understand financial statements and other financial information pertaining to Workday;

•
commitment to enhancing stockholder value;

•
willingness to act in the interest of all stockholders; and

•
for directors who are not current or former employees, independence under Nasdaq Global Select Market listing standards and other applicable rules and regulations.

In the context of the Board’s existing composition, other requirements that are expected to contribute to the Board’s overall effectiveness and meet the needs of the Board and its committees may be considered.
The Nominating and Governance Committee oversees each individual director’s performance, the Board’s performance, and the operation and composition of each committee. Also, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. To help ensure that our directors devote sufficient time to carry out their duties and responsibilities effectively, our Corporate Governance Guidelines provide that each director may not serve on more than three other public company boards without prior approval of the Nominating and Governance Committee and that each director should engage in discussion with our Nominating and Governance Committee prior to accepting an invitation to serve on a public or for-profit private company board of directors.
When considering nominees, our Nominating and Governance Committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, financial and other business expertise, breadth of experience, relevant skills and whether their skills are complementary to those of our existing board, and experience in and knowledge about our business or industry. Workday does not have a formal diversity policy with regards to directors, however Workday values inclusion on a company-wide basis and endeavors to assemble a board with varied perspectives and backgrounds. The Nominating and Governance Committee does not assign specific weights to any particular criteria and reviews the candidate’s qualifications in light of the specific needs of the Board at that time.
Director Tenure and Board Refreshment
We believe that a mix of long- and shorter-tenured directors contributes to the effectiveness of our Board of Directors. Long-tenured directors possess institutional knowledge and valuable historical insights into Workday’s operations, while new directors bring fresh perspectives. To achieve the appropriate balance of tenure, skills, experience, and contributions, the Board carefully considers its composition on an ongoing basis. In furtherance of this objective, and to strengthen representation of certain key skills and experiences, including AI expertise and operational experience, the Board elected Mses. Centoni and Morris and Messrs. Hawkins and Speiser within the last two fiscal years.
Under the Corporate Governance Guidelines, there are no limits on the number of three-year terms that may be served by a director. However, in connection with evaluating recommendations for nomination for re-election, director tenure is considered.

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Director Onboarding and Continuing Education
Our director onboarding program is designed to familiarize new directors with our company, industry, culture, and policies in an effort to optimize their service on the Board of Directors. New directors receive orientation materials that provide them with important information about Workday, our Board, and the general roles and responsibilities of directors of publicly traded companies. Each new director also is invited to meet with our executives and other key members of senior management to gain a deeper understanding of Workday’s business and operations.
We recognize the benefit of continuing education for our directors — especially in the areas presenting the most critical risks to Workday. Our executives, other key members of senior management, and outside experts, as appropriate, routinely speak at Board and committee meetings on topics impacting Workday, including emerging risks, industry trends, technological developments, and competitive challenges. We have provided director education on evolving areas such as cybersecurity and AI, allowing our directors to build upon their existing skills and expertise while gaining a better understanding of new challenges and opportunities facing our business. We also encourage our directors to attend external educational programs and provide financial and administrative support for that purpose.
Annual Board Evaluations
Our Board of Directors is committed to continuous improvement, and the annual Board and committee self-evaluations play critical roles in assessing the overall effectiveness of our Board and committees. The evaluations allow each director to assess the processes, structure, composition, and effectiveness of the Board and of each committee on which he or she sits, as well as their own contributions. The annual evaluation process is set forth below.
Non-Employee Director Compensation
Under our current compensation practices, our non-employee directors receive equity compensation for their service as directors, which we believe reinforces alignment with our stockholders and is consistent with our overall compensation philosophy. Our Board of Directors has historically approved annual refresh grants for our non-employee directors in respect of their Board and committee service at levels recommended by our Compensation Committee. Our compensation practices for non-employee directors are reviewed annually by our Compensation Committee. In addition, our executive compensation consultant, Semler Brossy Consulting Group (“Semler Brossy”), analyzes the competitive position of our director compensation program against the peer group used to review our executive compensation and examines how our director compensation levels, practices, and design features compare to members of our compensation peer group. Our Compensation Committee reviews this peer group to assess our director compensation against companies that have a similar size and growth trajectory as Workday and have similar business characteristics, such as companies focused on cloud applications or enterprise software. You can find additional information on our compensation peer group in the “Compensation Discussion and Analysis” section included elsewhere in this Proxy Statement.
During fiscal 2025, in accordance with the practices described above, our Compensation Committee reviewed our non-employee director compensation program and recommended that the Board maintain the annual refresh grant of restricted stock units (“RSUs”) to our non-employee directors and to the Chair, Vice Chair/Lead Independent Director, and Committee members at the same levels disclosed in our 2024 Proxy Statement, which are set forth in the table below. The number of RSUs awarded to each director is determined by dividing the value of RSUs approved by the Board for each director by the trailing 20-day simple moving average stock price of Workday’s Class A common stock, calculated using the 20 trading days prior to the date of grant. These equity awards vest in one annual installment on May 5th of the year following the year of grant, assuming continuous service through the vest date.

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Grant Type	Annual RSU Award
Non-Employee Director	$320,000
Non-Employee Chair of the Board	50,000
Vice Chair of the Board and Lead Independent Director	50,000
Chair of the Audit Committee	75,000
Member of the Audit Committee	37,500
Chair of each of the Board’s other Committees	50,000
Member of each of the Board’s other Committees	25,000
Additionally, upon joining our Board, a non-employee director will generally be granted an initial equity award in connection with his or her appointment to the Board. Our 2022 Equity Incentive Plan provides that a continuing non-employee director may receive awards representing no more than $750,000 total value in any calendar year, and a newly appointed non-employee director may receive awards up to $1,750,000 in total value in the calendar year in which the individual first becomes a non-employee director, provided that any initial award granted in connection with the commencement of his or her initial service as a non-employee director shall not exceed $1,000,000 in value.
Consistent with the above, in fiscal 2025, the Compensation Committee granted awards to the non-employee directors as set forth in the following table. We also reimburse directors for travel expenses incurred in connection with attendance at Board meetings and other Workday events and for expenses incurred for continuing education related to their service as directors. Other than as set forth in the table below, in fiscal 2025, we did not pay any cash compensation or other fees to, make any equity awards or non-equity awards to, or pay any other compensation to any person who served as a non-employee director for all or a portion of fiscal 2025 in respect of their service as members of our Board.
Name	Grant Date	Number of Shares Subject to RSU Award(1)	Value of RSU Award on the Date of Grant(2)	Total Compensation
George J. Still, Jr. (fiscal 2025 Vice Chair)	6/18/2024	2,118	$439,887	$439,887
Mark J. Hawkins (Vice Chair)	6/18/2024	1,780	369,688	369,688
Thomas F. Bogan	6/18/2024	1,555	322,958	322,958
Elizabeth Centoni	12/05/2024(3)	2,862	751,847	751,847
Christa Davies	6/18/2024(4)	1,611	334,589	334,589
Lynne M. Doughtie	6/18/2024	1,724	358,058	358,058
Wayne A.I. Frederick, M.D.	6/18/2024	1,555	322,958	322,958
Michael M. McNamara	6/18/2024	1,837	381,527	381,527
Michael L. Speiser	6/18/2024	1,555	322,958
	7/05/2024(5)	3,466	794,165	1,117,123
Jerry Yang	6/18/2024	1,780	369,688	369,688

(1)
RSU awards shown in the table above will vest in full on May 5, 2025, other than as indicated in the following footnotes. The following table provides information regarding outstanding equity awards held by non-employee directors as of January 31, 2025:

	RSU Awards
Name	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(i)
George J. Still, Jr.	2,118	$555,043
Mark J. Hawkins	2,256	591,207
	1,780	466,467
Thomas F. Bogan	1,028	269,398
	1,555	407,503
Elizabeth Centoni	2,862	750,016
Lynne M. Doughtie	184	48,219
	1,724	451,791
Wayne A.I. Frederick, M.D.	1,968	515,734
	1,555	407,503
Michael M. McNamara	1,837	481,404
Michael L. Speiser	1,555	407,503
	3,466	908,300
Jerry Yang	1,780	466,467

(i)
The market value of unvested RSUs is calculated by multiplying the number of unvested shares held by the applicable director by the closing price of our Class A common stock on January 31, 2025, the last trading day of our fiscal year, which was $262.06.

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(2)
The amounts included in the “Value of RSU Award on the Date of Grant” column represent the aggregate grant date fair value of the RSU awards calculated in accordance with Financial Accounting Standards Board, Accounting Standards Codification (“ASC”) Topic 718. The grant date fair value of each RSU award is measured based on the closing price of our Class A common stock on the date of grant. These amounts do not reflect the actual economic value that may ultimately be realized by the directors.

(3)
Ms. Centoni was granted RSUs on December 5, 2024, with a target value of $750,000 in connection with her appointment to our Board, one-fourth of which will vest on December 5, 2025, and the balance of which will vest in equal installments over the following 12 quarters, assuming continuous service through the applicable vesting dates.

(4)
Ms. Davies resigned from the Board on July 2, 2024, and therefore, the 1,611 RSUs she was granted in fiscal 2025 will not vest pursuant to the terms of the grant.

(5)
Mr. Speiser was granted RSUs on July 5, 2024, with a target value of $750,000 in connection with his appointment to our Board, one-fourth of which will vest on July 5, 2025, and the balance of which will vest in equal installments over the following 12 quarters, assuming continuous service through the applicable vesting dates.

Communications with the Board of Directors
Stockholders and other interested parties wishing to communicate about bona fide issues or questions with the Board of Directors or with an individual member of the Board may do so by writing to the Board or to the particular member of the Board, care of the Corporate Secretary at generalcounsel@workday.com or by mail to the Corporate Secretary, Workday, Inc., 6110 Stoneridge Mall Road, Pleasanton, California 94588. The communication should indicate that it contains a stockholder or interested party communication. All such communications will be forwarded to the director or directors to whom the communications are addressed. Workday will generally not forward to the Board a communication that it determines to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about Workday.
Stockholder Recommendations for Nominations to the Board of Directors
The Nominating and Governance Committee will consider properly submitted stockholder recommendations for candidates for our Board of Directors who meet the minimum qualifications as described above. A stockholder of record can nominate a candidate for election to the Board by complying with the procedures in Article I, Section 1.12 of our Bylaws. Any nomination should be sent in writing to the Corporate Secretary, Workday, Inc., 6110 Stoneridge Mall Road, Pleasanton, California 94588. Submissions must include the full name of the proposed nominee, complete biographical information, a description of the proposed nominee’s qualifications as a director, other information specified in our Bylaws and Rule 14a-19, and a written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. These candidates are evaluated at meetings of the Nominating and Governance Committee and may be considered at any point during the year.
All proposals of stockholders that are intended to be presented by such stockholder at an annual meeting of stockholders must be in writing and notice must be delivered to the Corporate Secretary at the principal executive offices of Workday not later than the dates described below under “Additional Information — Stockholder Proposals for 2026 Annual Meeting.”

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Our Values

Employees	Customer Service	Innovation	Integrity	Profitability	Fun
Our core values give all of us at Workday a framework for leadership, daily decisions, and employee satisfaction, and help us enjoy our time at work. Staying true to our values has helped to preserve our culture, even as we continue to expand our operations around the globe, and has guided our decisions to help protect and take care of our people, our customers, and our communities.
Protecting Our Business
We believe that maintaining responsible business practices and the highest levels of ethical conduct at every level of our business contributes to our long-term success while allowing us to effectively serve our customers, support our employees, innovate, grow our business, and make positive impacts in the communities in which we operate. At Workday, integrity is paramount, and we actively seek opportunities to contribute to a more sustainable future through responsible AI innovation, sound business practices, and stakeholder engagement. As discussed further below, we recognize the transformative potential of AI and we are committed to responsible AI innovation, striving for ethical development and deployment of AI-powered technology that aligns with our core values. Our dedication to privacy and security underscores our commitment to safeguarding the valuable information entrusted with us by our customers. By prioritizing ethical conduct, sound governance, and effective management- and board-level oversight of responsible AI, privacy, and security, we foster trust with our stakeholders, mitigate risks, and can build a resilient and sustainable business. Our dedication to responsible business practices is not only a reflection of our values but also a critical driver of our enduring success, positive impact, and our ability to move business forever forward.
Code of Conduct
We have adopted a Code of Conduct that applies to all of our directors, officers, employees, and contractors. The Code of Conduct helps simplify our commitment to integrity by providing a framework for doing the right thing. To foster a strong culture of compliance and ethics, we conduct annual compliance and ethics training of our Code of Conduct for all employees. In fiscal 2025, we had a 100% completion rate for our annual Code of Conduct training.
Our Code of Conduct is available on our website at www.workday.com/codeofconduct.
Insider Trading Policy
Aligned with our commitment to maintaining the highest ethical standards, we have adopted an Insider Trading Policy governing the purchase, sale, and other transactions of Workday securities by our directors, officers, employees, and contractors, as well as Workday itself. Workday believes that its Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards. The policy prohibits trading in Workday’s or another company’s securities while in possession of material nonpublic information about the company that issued the security. The policy also prohibits disclosing material nonpublic information about Workday or another company, to others who may trade on the basis of that information, and provides information about our quarterly restricted trading periods. The Insider Trading Policy also prohibits Workday from transacting in its own securities unless in compliance with applicable laws, rules and regulations, including any applicable listing standards, as well as our Code of Conduct.
A copy of the Workday Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for our fiscal year ended January 31, 2025.

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Serving Our Customers
We are committed to building responsible, trustworthy AI solutions and acting ethically and transparently in the design and delivery of our solutions to help enable our customers to unlock human potential, drive business value, and enable their employees to focus on strategic and fulfilling work. At Workday, we prioritize customer trust in our products and technologies, including our practices in security, privacy, and compliance, as well as our enterprise approach to identifying and mitigating risks to fundamental human rights and safety. We employ rigorous measures at the organizational, architectural, and operational levels that are designed to protect customer data, applications, and infrastructure and to help ensure compliance with laws and regulations.
Responsible AI
At Workday, we understand that AI is an exciting and transformative technology, which also presents risks for unintended consequences. We are all in on developing AI solutions that solve real business problems and give our customers a competitive advantage, and we understand what it takes to build and maintain trust in these technologies.
Responsible AI (“RAI”) is our approach that guides the design and development of our AI systems in a manner that adheres to transparent and accountable standards for trustworthy and ethical technologies. RAI is not only the right thing to do, but a smart business decision that will safeguard us from risks and support our growth as we aspire to be on the cutting-edge of AI innovation.
Our RAI framework charts our course to innovate with integrity. The framework is designed to put our customers in control of whether and how we use their data and we aim to operate with transparency, an embodiment of customer service as one of our core values. We recognize that customers won’t adopt our AI solutions unless they trust us, and we are motivated to earn and maintain their trust.
Since 2019, we have publicly committed to ethical, responsible, and trustworthy AI development. Our commitment to RAI is a reflection of our core values, allowing us to innovate with integrity while operating with speed to serve our customers. In our effort to develop responsible and trustworthy AI, we aspire to develop products that:

Amplify Human Potential	Positively Impact Society

Champion Transparency and Fairness	Deliver on our Commitment to Data Privacy and Protection
We’ve developed RAI practices that are designed to guide our adherence to these principles and maintain our commitment to ethical AI, covering (i) Safety & Security, (ii) a Human-Centered approach to AI, and (iii) Explainability & Transparency of AI. To further operationalize our RAI principles, we have built a robust RAI program that includes processes for AI risk evaluation and mitigation for new AI technologies we develop. Our risk-tiered RAI protocols guide the development of AI products, and our dedicated RAI team enables Workmates in the field to act on and address these protocols as they build. Our RAI oversight and governance structure, as shown below, helps ensure clear responsibilities and effective oversight.
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RAI Oversight and Governance
Board of Directors • Oversight of Workday’s development and implementation of AI and RAI framework and practices • Receives regular updates from our Chief Responsible AI Officer

RAI Advisory Board
•
Chaired by our Chief Legal Officer and Head of Corporate Affairs

•
Includes our Chief Technology Officer, Chief Product Officer, Chief Integrity and Compliance Officer, and other key cross-functional executives

•
Meets regularly to advise on novel issues, helping to address edge cases and escalations as needed

•
Guides our RAI Team to help ensure scalability and business alignment

Dedicated RAI Team
•
Led by our Chief Responsible AI Officer

•
Operates separately from the frontline teams that develop our AI technologies, allowing for effective independent oversight

•
Reports to our Chief Legal Officer and Head of Corporate Affairs

•
Informed by subject matter experts from our product and engineering teams, as well as our legal and compliance department

RAI Champions Network
•
Includes experts from across the company who are embedded within key product and technology teams and are passionate about the development of responsible and ethical AI

•
Assists the RAI team in developing a complete understanding of the technical, legal, and compliance details needed for governance, and serve as RAI ambassadors within their respective teams

•
Demonstrates our cross-company commitment to uphold our ethical AI principles

As organizations navigate the changing world of work, we aim to enhance their experiences across finance and HR using AI to help elevate human capabilities. Our RAI principles and oversight structure serve as the cornerstone of our work in this space and guide us in the development of AI technologies that help drive positive societal outcomes and expand growth opportunities for our customers and their employees.
In alignment with our RAI principles, we advocate for workable AI regulation that builds trust and drives innovation. From the EU AI Act to U.S. federal and state legislation, we are a leading voice in support of practical safeguards that benefit our customers and help Workday innovate responsibly. We expect our RAI practices will continue to evolve in line with new regulation.
Security, Privacy, and Trust
When it comes to innovation, we build with trust top of mind. Our customers expect us to create and deliver products with integrity, and because of that, privacy, ethics, and security have been embedded into Workday’s design since day one. Our security practices aren’t bolted on as an afterthought, they are a core part of our operations as we aim to stay ahead of evolving threats. Our structure promotes alignment with rigorous security protocols that are designed to protect data, applications, and infrastructure. We are focused on delivering security and data privacy across all aspects of the Workday platform. This includes complying — and helping our customers comply — with various international privacy regulations and staying true to our privacy-by-design principles. By providing a consistent security model, employing industry-leading safeguards, and continuously monitoring our service, we aim to prioritize the safeguarding of our customers’ data. In addition to our commitment to privacy in the products we deliver, we believe privacy is a fundamental right. We are a leader in the enterprise cloud sector and work constructively with policymakers to advance a modern legal framework that protects individuals and enhances understanding and trust in technology around the world.
2025 Proxy Statement | 37

RESPONSIBLE BUSINESS PRACTICES

Supporting Our Employees
When Workday was founded in 2005, co-founders Aneel Bhusri and David Duffield wanted to make one thing clear: culture comes first. With a strong belief that happy employees lead to happy customers, maintaining a strong culture of inclusivity and fun was integral to the foundation of Workday. This culture-first philosophy has helped shape Workday into the global leader that it is today, and our people continue to be a top priority.
At Workday, employees are our number one core value, which we demonstrate through a comprehensive approach that encompasses competitive compensation, robust benefits, and a culture where everyone can thrive. We believe that talent is everywhere, but opportunity is not. We acknowledge that skills, education, and lived and learned experiences are gained in a variety of ways that are often not recognized in the traditional recruiting process, which is why we take a holistic approach to talent acquisition that prioritizes a skills-based approach. By standardizing practices to attract and evaluate talent fairly, minimize barriers and biases, and promote a skills-first hiring approach, we aim to deliver a meaningful and positive experience for all.
Our compensation philosophy centers on attracting and retaining talent by offering competitive pay, equity ownership, and a wide array of benefits including healthcare, retirement, paid time off, and specialized wellness programs. We Value Inclusion, Belonging, and Equity (VIBE™) for all through our culture and initiatives, such as our 13 Employee Belonging Councils, that are open to all employees promote inclusion and collaboration. Our employees are empowered to drive their career growth through continuous learning, skill development, and transparent communication, utilizing our own tools like Career Hub to gain actionable insights for career growth and Workday Peakon Employee Voice to provide feedback to management. In furtherance of our belief that happy employees lead to happy customers, we prioritize employee well-being through holistic programs addressing physical, mental, emotional, and financial wellness, ensuring a supportive and thriving work environment for all.
Impacting Our Communities
Workday cares for people and the planet, and we focus on sustainability efforts that promote our long-term success, support our commitments to our stakeholders, and align with our core values. We believe that doing good is good for business, and we aim to positively impact the communities where we live and work in alignment with the interests of our key stakeholders, including our stockholders. In light of today’s global challenges, innovation plays a key role in doing our part to help solve some of the world’s toughest problems.
Sustainability
Workday provides our more than 11,000 customers with a carbon-neutral cloud. In fiscal 2021, we achieved net-zero carbon emission across our offices, data centers, and business travel. We achieved this ongoing milestone through a combination of operational efficiency, procurement of renewable electricity equal to 100% of our consumption, and investing in high-quality carbon credit projects. Starting in fiscal 2022, our net-zero scope included public cloud emissions*. In fiscal 2023, our ambitious science-based targets, which are consistent with keeping global warming to 1.5°C above pre-industrial levels, were approved by the Science Based Targets initiative.
Workday’s approach to responsible business practices, including our sustainability efforts and initiatives and our compliance with related regulations in various jurisdictions in which we operate, is supported by board- and executive-level oversight to promote alignment with our long-term success and value creation. These matters are further implemented and managed by subject matter experts across the company.

*
Public cloud emissions include the Scope 1 and 2 market-based emissions reported by our public cloud providers and allocated to Workday’s Scope 3 Purchased Goods and Services. Fiscal 2022 is the first year we included public cloud emissions in the calculation as data for prior years were unavailable.

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RESPONSIBLE BUSINESS PRACTICES

Community Outreach
Workday’s Giving & Doing program embodies our belief in doing good for the greater good and in making a positive impact beyond our organizational walls, empowering employees to engage in charitable efforts, community service, and volunteerism. On top of our strategic, company-led social impact and employee volunteerism efforts, we also believe that giving back is even more rewarding when people get to make an impact through their favorite causes. We encourage and support employee giving and volunteering through programs such as our charitable donation matching gift program, our volunteer grant program, our paid time off benefit for employees to volunteer and give back to their communities, and our team volunteer experience, where employee teams of five or more can volunteer with a charity partner of their choice and receive grants of up to $5,000.
Transparent Approach to Public Policy Advocacy
Workday leverages thought leadership, advocacy, and partnerships to shape the business environment, influence public policy, and elevate Workday’s global brand. Consistent with our values, Workday advocates for policies that build trust, unlock human potential, and help ensure our ability to serve our customers. Our Chief Legal Officer and Vice President, Public Policy oversee and maintain approval on policy positions and political spending decisions, including Workday’s political- and lobbying-related expenditures. Our Nominating and Governance Committee has oversight over our public policy matters, including political activities and expenditures, and receives annual updates on such matters and expenditures from management.
Information about our public policy approach, including our policy priorities, and our annual Public Policy Advocacy Report are available on our website at https://www.workday.com/en-us/company/about-workday/public-policy.html.
Additional Information
Additional information on our responsible business practices can be found in our Global Impact Report at globalimpact.workday.com.
2025 Proxy Statement | 39

RELATED PARTY TRANSACTIONS
In addition to the executive officer and director compensation arrangements discussed under “Executive Compensation” and “Non-Employee Director Compensation,” respectively, we describe below transactions for fiscal 2025 in which Workday has been a participant, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers, or holders of more than 5% of our Class A common stock, or any immediate family member of, or person sharing the same household with, any of these individuals, had or will have a direct or indirect material interest. Additionally, as is the case with most multinational corporations, from time to time in the ordinary course of business, we engage in arms-length commercial transactions with entities with which members of the Board of Directors or our executive officers (or members of the immediate family of any of the foregoing) have professional relationships and with entities that are greater than 5% beneficial owners of our common stock.
Stock Voting Agreement
Messrs. Duffield and Bhusri, our co-founders, have entered into a stock voting agreement with each other and Workday. This agreement applies to all Class B common stock owned from time to time by our co-founders and each of their permitted transferees, which represents approximately 70% of the outstanding voting power of our capital stock as of April 7, 2025.
Relationship with Incline Alchemy, Inc.
As of April 7, 2025, Mr. Duffield held approximately 41% of the outstanding capital stock of Incline Alchemy, Inc., a company majority-owned by Mr. Duffield’s son, Mike Duffield, a former employee of Workday. Incline Alchemy is part of a network of partners who provide implementation services for Workday’s customers. During fiscal 2025, Workday paid $392,155 to Incline Alchemy for the provision of professional services to Workday customers and related expenses. In fiscal 2025, Incline Alchemy made payments to Workday in the amount of $305,600 for training hours and tools, as well as fees paid to Workday for professional service hours. Additionally, Incline Alchemy is a customer of Workday and made customer payments to Workday in the amount of $319,075 in fiscal 2025. These transactions were based on arms-length agreements entered into in the ordinary course of business.
Real Estate Lease
In fiscal 2025, we leased certain office space in Incline Village, Nevada under a lease agreement with Nevada Pacific Development Corporation (“NPD”), an affiliate of Mr. Duffield, which expires August 31, 2026. During fiscal 2025, Workday paid $132,017 to NPD, including $88,269 in fixed rent and $43,748 in operating expenses.
Employment Arrangements with Immediate Family Members of Our Executive Officers and Directors
John Still, a son of George Still, a member of our Board of Directors, has been employed by us since October 2017. He currently serves as a Senior Manager, Marketing Advisory. During fiscal 2025, Mr. Still had total cash compensation, including base salary and other cash compensation, of $259,368.
The salary and bonus levels of Mr. Still were based on reference to internal pay equity when compared to the compensation paid to employees in similar positions who were not related to our executive officers and directors. He also received equity awards on the same general terms and conditions as applicable to other employees in similar positions who were not related to our executive officers and directors.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law. Subject to certain limitations, our Bylaws also require us to advance expenses incurred by our directors and officers.
Statement of Policy Regarding Related Party Transactions
We have adopted a written related-party transactions policy which provides that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of the foregoing (each a “related party”) are not permitted to enter into a related party transaction with
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RELATED PARTY TRANSACTIONS

us without the review, consideration, and approval or ratification of the disinterested members of the Audit Committee. For this policy, a related party transaction is defined as a transaction with a related party in which the amount involved exceeds $120,000 and in which any related party had or will have a direct or indirect material interest. In approving or rejecting any proposed related party transaction, the Audit Committee considers the relevant facts and circumstances available and deemed relevant to the committee in determining whether such transaction is fair to Workday and in the best interest of all of our stockholders, including (i) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances; (ii) the nature and the extent of the related party’s interest in the transaction; (iii) whether the transaction would likely affect the judgment of the related party to act in the best interests of Workday, (iv) the benefits that the transaction provides to Workday; and (v) whether the transaction was undertaken in the ordinary course of business.
The policy grants standing pre-approval of certain transactions, including (i) executive compensation if approved by our Compensation Committee; (ii) director compensation arrangements if approved by the Board of Directors; (iii) transactions with another company where the related party’s only relationship is as an employee (other than an executive officer), director, or beneficial owner of less than 10% equity interest of that company, (iv) transactions where the rates or charges involved are determined by competitive bids; (v) charitable contributions, grants or endowments by us to a charitable organization, foundation or university where the related party’s only relationship is as an employee, and if the related party is a trustee, director, or executive officer, if the aggregate amount involved does not exceed $50,000; and (vi) transactions where the related party’s interest arises solely from their ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis.
2025 Proxy Statement | 41

REPORT OF THE AUDIT COMMITTEE
This report of the audit committee is required by the Securities and Exchange Commission (“SEC”) and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
With respect to Workday’s financial reporting process, the management of Workday is responsible for (1) establishing and maintaining internal controls and (2) preparing Workday’s consolidated financial statements. Workday’s independent registered public accounting firm, Ernst & Young LLP (“EY”), is responsible for performing an independent audit of Workday’s consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of Workday’s internal control over financial reporting. It is the responsibility of the Audit Committee to oversee these activities. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Workday’s financial statements.
The Audit Committee has reviewed and discussed the audited financial statements for fiscal 2025 with Workday’s management and EY, as well as management’s assessment and EY’s evaluation of the effectiveness of Workday’s internal control over financial reporting as of January 31, 2025. The Audit Committee has also discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”).
The Audit Committee also has received and reviewed the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence and has discussed with EY its independence from Workday.
Based on our review and discussions with Workday’s management and EY, we recommended to the Board of Directors that the audited consolidated financial statements be included in Workday’s Annual Report on Form 10-K for fiscal 2025 for filing with the SEC.
Submitted by the Audit Committee of the Board of Directors:
Mark J. Hawkins (Chair)
Lynne M. Doughtie
Michael M. McNamara
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EXECUTIVE OFFICERS
The following table provides certain information about Workday’s executive officers as of April 23, 2025.
Executive Officers	Age	Current Position(s) with Workday
Carl M. Eschenbach	58	Chief Executive Officer and Director
Aneel Bhusri	59	Co-Founder and Executive Chair
Robert Enslin	62	President, Chief Commercial Officer
Mark Garfield	54	Chief Accounting Officer
Gerrit Kazmaier	41	President, Product and Technology
Zane Rowe	54	Chief Financial Officer
Richard H. Sauer	62	Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary
CARL M. ESCHENBACH
Chief Executive Officer and Director

Carl M. Eschenbach has been our Chief Executive Officer since February 2024, after serving as our Co-Chief Executive Officer since December 2022. Mr. Eschenbach was a general partner at Sequoia Capital Operations, LLC, a venture capital firm, from 2016 to December 2022, where he currently serves as a venture partner. Prior to that, Mr. Eschenbach spent 14 years at VMware, Inc., a leading innovator in enterprise software, where he held a number of leadership roles in operations, most recently as its President and Chief Operating Officer from 2012 to 2016. Prior to that, Mr. Eschenbach held various sales management positions with Inktomi Corporation, 3Com Corporation, Lucent Technologies, Inc., and EMC Corporation. Mr. Eschenbach served as a director of Aurora Innovation, Inc. from 2019 to March 2023, UiPath, Inc. from December 2020 to March 2023, Zoom Video Communications, Inc. from 2016 to January 2023, and Snowflake Inc. from 2019 to April 2023. He has served as a director of Palo Alto Networks, Inc. since 2013.

ANEEL BHUSRI
Co-Founder and Executive Chair

Aneel Bhusri co-founded Workday in 2005 and has served as a Director since then, including as Chair from 2012 to 2014 and from April 2021 to the present. He is our Executive Chair and was our Co-Chief Executive Officer from August 2020 through January 2024 after serving as Chief Executive Officer from 2014 to August 2020. Mr. Bhusri also served as Co-Chief Executive Officer from 2009 to 2014 and as President from 2007 to 2009. From 1993 to 2004, Mr. Bhusri held a number of senior management positions with PeopleSoft, Inc., including Vice Chairman of its board of directors from 1999 to 2002. Mr. Bhusri is currently an advisory partner at Greylock Partners, a Silicon Valley venture capital firm that he has been associated with since 1999, and prior to that time worked at Norwest Venture Partners and Morgan Stanley. He currently serves as a director of the Workday Foundation, the Memorial Sloan Kettering Cancer Center, and the Eat. Learn. Play. Foundation. He served as a director of General Motors Company from October 2021 to April 2024, Intel Corporation from 2014 to November 2019, and of Pure Storage, Inc. from 2010 to 2018.

2025 Proxy Statement | 43

EXECUTIVE OFFICERS

ROBERT ENSLIN
President, Chief Commercial Officer

Robert Enslin joined Workday in December 2024 and serves as our President, Chief Commercial Officer. Prior to joining Workday, Mr. Enslin served as the Chief Executive Officer of UiPath, Inc. (“UiPath”) from February 2024 to June 2024, as Co-Chief Executive Officer of UiPath from May 2022 through January 2024, and as a director of UiPath from February 2024 to June 2024. Prior to joining UiPath, Mr. Enslin served as President, Cloud Sales at Google from 2019 to May 2022. Prior to that, he spent 27 years at SAP, most recently as President of its Cloud Business Group and as an executive board member.

MARK GARFIELD
Chief Accounting Officer

Mark Garfield joined Workday in September 2024 and serves as our Chief Accounting Officer. Prior to joining Workday, Mr. Garfield served as the Senior Vice President and Chief Accounting Officer of Adobe, Inc. from 2018 to August 2024. Prior to joining Adobe, Mr. Garfield served as the Vice President of Finance of Cloudflare, Inc. from 2017 to 2018 and as Senior Vice President and Chief Accounting Officer at Symantec Corporation from 2014 to 2017. Prior to joining Symantec, he held leadership positions in finance at Brightstar Corporation and Advanced Micro Devices, Inc. and served in senior level finance roles at Ernst and Young LLP. Mr. Garfield received a bachelor’s degree in business economics from University of California at Santa Barbara.

GERRIT KAZMAIER
President, Product and Technology

Gerrit Kazmaier joined Workday in March 2025 and serves as our President, Product and Technology. Prior to joining Workday, Mr. Kazmaier served as the Vice President and General Manager of Data & Analytics at Google Cloud from April 2021 to March 2025. Prior to joining Google, Mr. Kazmaier spent over 11 years at SAP, most recently as president of the HANA & Analytics team at SAP in Germany where he led the global Product, Solution & Engineering teams for Databases, Data Management, Data Warehousing, and Analytics. Mr. Kazmaier received a diploma in Business Informatics from the University of Applied Science Constance in Germany.

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EXECUTIVE OFFICERS

ZANE ROWE
Chief Financial Officer

Zane Rowe joined Workday in June 2023 and serves as our Chief Financial Officer. Prior to joining Workday, Mr. Rowe was executive vice president and Chief Financial Officer of VMware from 2016 until June 2023, where he oversaw the company’s finance and accounting functions, and led the strategy and corporate development team. He also served as interim Chief Executive Officer of VMware from February 2021 to May 2021. Prior to VMware, Mr. Rowe served as Executive Vice President and Chief Financial Officer at EMC Corporation from 2014 to 2016, Vice President of North American Sales of Apple Inc. from 2012 to 2014, and Chief Financial Officer of United Continental Holdings, Inc. from 2010 to 2012. Mr. Rowe has served on the board of directors of eBay Inc. since February 2024, and served on the board of directors of Sabre Corporation from 2016 until February 2024. Zane holds a bachelor’s degree from Embry-Riddle Aeronautical University and a master’s degree in business administration from San Diego State University.

RICHARD H. SAUER
Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary

Richard H. Sauer joined Workday in 2019 and currently serves as our Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary, a role he has held since April 2021. He was our Executive Vice President, General Counsel, and Corporate Secretary from 2019 to April 2021. Prior to joining Workday, Mr. Sauer was at Microsoft Corporation for over 20 years, where he served in several senior legal positions, most recently as Vice President and Deputy General Counsel, Artificial Intelligence, Research, and Human Rights from 2018 to 2019, and as Corporate Vice President and Deputy General Counsel, Global Sales, Marketing, and Operations from 2013 to 2018. Prior to joining Microsoft in 1999, Mr. Sauer was an attorney at Sullivan & Cromwell LLP. Mr. Sauer received a bachelor’s degree from Bowling Green State University and a juris doctor degree from American University’s Washington College of Law.

2025 Proxy Statement | 45

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis provides an overview of the material components of our executive compensation program for our named executive officers during fiscal 2025 and certain aspects of our compensation program for fiscal 2026.
Name	Title
Carl M. Eschenbach	Chief Executive Officer and Director
Zane Rowe	Chief Financial Officer
Aneel Bhusri	Co-Founder and Executive Chair
Sayan Chakraborty(1)	Executive Advisor and Former President, Product and Technology
Robert Enslin(2)	President, Chief Commercial Officer
Douglas A. Robinson(3)	Executive Advisor and Former Co-President

(1)
Mr. Chakraborty served as our President, Product and Technology from December 2, 2024, through March 10, 2025, and previously served as our Co-President. He remains an employee of Workday through June 2, 2025, after which he will continue to provide consulting services to Workday through December 2, 2025.

(2)
Mr. Enslin was appointed our President, Chief Commercial Officer effective as of December 2, 2024.

(3)
Mr. Robinson served as our Co-President until December 2, 2024, and remains an employee of Workday through April 30, 2025, after which he will continue to provide consulting services to Workday through October 31, 2025.

We refer to the executive officers in the table above collectively in this Compensation Discussion and Analysis and the accompanying compensation tables as our NEOs. The material terms of the compensation provided to our NEOs for fiscal 2025 are described in this section and set forth in more detail in the Summary Compensation Table and other tables that follow this section, as well as in the accompanying footnotes and narrative discussions relating to those tables. This section also discusses our executive compensation philosophy, objectives, and design; how and why the Compensation Committee arrived at the specific compensation policies and decisions involving our executive team, including our NEOs, during fiscal 2025.
Executive Summary
Fiscal 2025 Financial and Business Highlights
Workday is the AI platform that helps organizations manage their people, money, and agents. Workday provides more than 11,000 organizations with AI-powered cloud solutions to help solve some of today’s most complex business challenges, including supporting and empowering their workforce, managing their finances and spend in an ever-changing environment, and planning for the unexpected. We strive to make the world of work and business better, and hope to empower customers to do the same through an innovative suite of solutions with more than 70 million users under contract around the world and across industries — from emerging and medium-sized businesses to more than 60% of the Fortune 500. As organizations face changing conditions, we believe the need for an intuitive, scalable, and secure platform that ties finance, people, spend, and planning together in one version of truth is more important than ever. Workday Illuminate is built into our platform, allowing us to rapidly deliver and sustain models that can solve countless business problems. As a result, Workday Illuminate helps deliver better employee experiences, increase productivity, improve operational efficiencies, and provide insights for faster, data-driven decision-making. Workday provides organizations with a unified system that can help them plan, execute, analyze, and extend to other applications and environments, thereby helping them continuously adapt how they manage their business and operations.
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EXECUTIVE COMPENSATION

In fiscal 2025, we achieved significant financial and operational results and took action to balance growth and profitability. Some of our key results and actions include:

•
increased our total revenues from $7.3 billion in fiscal 2024 to $8.4 billion in fiscal 2025 and our subscription revenue from $6.6 billion in fiscal 2024 to $7.7 billion in fiscal 2025;

•
increased our operating cash flows from $2.1 billion in fiscal 2024 to $2.5 billion in fiscal 2025;

•
returned capital to stockholders and completed $700 million in aggregate share repurchases in fiscal 2025;

•
closed our acquisitions of HiredScore, an AI-powered talent acquisition and internal mobility solution, and Evisort, a leading AI-native document intelligence platform;

•
unveiled Workday Illuminate, the next generation of Workday AI; and

•
joined the S&P 500 and the Fortune 500, increasing Workday’s visibility as a company.

Fiscal 2025 Compensation Highlights
•
Prioritized stockholder engagement. To help us better understand the perspectives of our stockholders, we continued to build on our stockholder engagement program. During fiscal 2025, we engaged with many of our largest stockholders on governance and compensation matters and have made changes to our corporate governance and compensation structures for fiscal 2026, including the introduction of performance-based equity for fiscal 2026. See “Directors and Corporate Governance — Stockholder Engagement” and “2024 Stockholder Advisory Vote on Executive Compensation” for further details.

•
Reduced stock-based compensation expense. We made meaningful progress against our target of reducing stock-based compensation expense as a percentage of revenue to approximately 15% by fiscal 2027. In fiscal 2025, we reduced our stock-based compensation expense as a percentage of revenue by 150 basis points, as compared to fiscal 2024.

•
Demonstrated strong pay for performance alignment in our cash bonus program. In fiscal 2025, the results under our cash bonus program for our NEOs reflected strong alignment with our performance across pre-established metrics. Even with record-breaking subscription revenues in fiscal 2025, the total bonus pool under our cash bonus program for NEOs in fiscal 2025 was funded at 81% of target, reflecting our rigorous target. The Compensation Committee considered this outcome to be appropriate given alignment with our financial results. See “Elements of Our Executive Compensation Program — Cash Bonuses” for further details.

•
Continued our emphasis on aligning pay with sustained, long-term stockholder outcomes. As further discussed in “Elements of Our Executive Compensation Program,” for fiscal 2025, we continued to use time-based RSU awards to balance our retention goals in the near-term as well as to motivate our executives to take actions in support of longer-term growth and alignment with stockholder interests.

2025 Proxy Statement | 47

EXECUTIVE COMPENSATION

2024 Stockholder Advisory Vote on Executive Compensation
At our annual meeting of stockholders in June 2024, we conducted a stockholder advisory vote on the compensation of our NEOs (commonly known as a “Say-on-Pay” vote). Our stockholders approved the compensation paid to our NEOs for our fiscal year ended January 31, 2024, with 82% of the votes cast in favor of our Say-on-Pay proposal. This represented a slight decline from fiscal 2024, when the Say-on-Pay proposal received the support of approximately 83% of votes cast. In order to better understand this vote result, we undertook an extensive stockholder outreach campaign following our 2024 annual meeting of stockholders. We reached out to 25 institutional investors holding approximately 54% of our Class A shares outstanding, and conducted meetings with 16 institutional investors holding approximately 33% of our Class A shares outstanding, to, among other matters, solicit feedback on our executive compensation program. An independent director participated in meetings when requested, demonstrating our directors’ strong commitment to understanding our stockholders’ perspectives.
The Compensation Committee considers specific input provided by stockholders through our engagement activities, as well as the results of the Say-on-Pay vote, as part of its annual executive compensation review, which generally takes place in the spring. Our Board of Directors values the opinions of our stockholders and the Compensation Committee will continue to consider the outcome of future Say-on-Pay votes, as well as feedback received throughout the year, when making compensation decisions for our executive officers.
In fiscal 2025, we discussed and planned a number of changes to our executive compensation program for fiscal 2026 partially in response to stockholder feedback, as further discussed below in “Evolving our Executive Compensation Program for Fiscal 2026.” We value the opinion of our stockholders and will continue to seek feedback and engage in constructive dialogue with stockholders going forward.
Evolving our Executive Compensation Program for Fiscal 2026
The key elements of our fiscal 2025 executive compensation program included base salary, cash bonuses, equity-based awards, and health and welfare programs. Prior to and during fiscal 2025, our executive compensation program was weighted more heavily towards long-term incentives, which are delivered via equity grants in the form of RSUs with multi-year vesting. The Compensation Committee believes that compensation in the form of equity helps to promote sustained, long-term stockholder value creation.
We are committed to competitive executive compensation practices. Our approach is guided by our overarching philosophy of paying for demonstrable performance and aligning the compensation of our executive officers with the long-term interests of our stockholders. In fiscal 2026, we evolved our program to a compensation structure that we expect to be more reflective of our go-forward executive compensation program. We believe that these changes further align the interests of our NEOs and our stockholders. In making these changes, our Compensation Committee considered the feedback we received from stockholders during outreach efforts in fiscal 2025 and prior years. Our Compensation Committee continues to assess our incentive compensation practices in light of our continued growth and maturation as well as discussions with stockholders.
Shortly following the close of fiscal 2025, our Compensation Committee made the following key changes to our executive compensation program for fiscal 2026, which will be more fully described in our 2026 proxy statement:
What We Heard	How We Responded	Rationale and Impact
Lack of performance conditions on equity grants	Introduced performance-based restricted stock unit awards (“PSUs”) in fiscal 2026
•
Responds to stockholder feedback and aligns with our pay for performance philosophy

•
25% of equity incentives for executives will be in PSUs and 75% in RSUs

•
Fiscal 2026 PSUs are earned over three fiscal years, based on the average achievement of company financial targets determined at the beginning of each fiscal year, with an overall maximum payout of 150%

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EXECUTIVE COMPENSATION

What We Heard	How We Responded	Rationale and Impact
• Earned PSUs shall vest at the end of the three-year period
• Achievement of the fiscal 2026 PSUs will be subject to Profitable Growth goals, based on adjusted subscription revenue growth and adjusted non-GAAP operating margin
• Plan design aligns with the company’s plans to drive durable growth while expanding operating margins
Incorporate profitability metrics in compensation program	Added non-GAAP operating margin as a metric to fiscal 2026 cash bonus plan
•
Motivates more efficient performance and execution across the company

•
80% of the plan funding based on company financial performance targets of adjusted subscription revenue dollars and adjusted non-GAAP operating margin

•
Aligns bonus opportunity with objective indications of profitability, acting as a counterbalance to top line subscription revenue growth

Continue board refreshment	Rotated Lead Independent Director and Compensation Committee Members
•
Strengthens board independence and promotes objective oversight over management

•
Demonstrates commitment to good governance practices

•
Contributes to increased director engagement and diverse perspectives for improved deliberations

Executive Compensation Philosophy and Objectives
Our ability to compete and succeed in a highly competitive environment is directly correlated to our ability to recruit, incentivize, and retain talented executives. In order to achieve our strategic growth objectives and position Workday for long-term success, we need to attract and retain experienced leaders, as we did in fiscal 2025 with the appointment of Mr. Enslin as our President, Chief Commercial Officer. Our compensation philosophy is designed to establish and maintain a compensation program that attracts and rewards individuals who possess the skills necessary to lead our near-term objectives and create long-term value for our stockholders, expand our business, and assist in the achievement of our strategic goals. Our objective is to motivate and reward behavior consistent with our values, objectives, and performance goals and initiatives.
The Compensation Committee believes that a great work environment, substantial employee ownership, and competitive pay and benefits support a winning team, company, and workplace. We believe that the compensation of our executive officers and employees should be aligned with performance as an organization, and their performance as individuals. Accordingly, key elements of our total rewards philosophy include the following:
Alignment with shareholders. We believe that our executive officers should share in the ownership of Workday and as such, we use RSUs as our primary equity vehicle for our executive officers, including our NEOs. We believe that RSU awards align the interests of our executive officers with stockholders, since the ultimate value of the RSUs is determined by the performance of our stock price, and provide a longer-term focus through a multi-year vesting schedule.
Focus on innovation and performance. As an organization, we reward performance and instill a performance-driven mindset, while discouraging excessive risk taking through the use of long-term equity awards and multi-faceted performance goals for our cash bonus plan. Developing great products and successfully bringing them to market is the lifeblood of Workday, and the compensation structure for our executive officers, including our NEOs, is weighted toward long-term equity-based compensation in support of longer-term objectives and innovations.
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Attract and retain talent. The Compensation Committee recognizes the importance of providing competitive and differentiated rewards to recruit, retain, and motivate top talent with the skills necessary to achieve our business objectives and to motivate our executive officers to deliver impactful results for Workday.
The Compensation Committee reviews our compensation structure at least annually and more frequently as needed to ensure focus on different business objectives.
What We Do
Pay for Performance: We link pay to performance by heavily weighting total compensation to long-term equity awards that align executive interests with the interests of our stockholders.
Independent Compensation Advisor: The Compensation Committee selects and engages its own independent advisor.
Peer Group Analysis: The Compensation Committee reviews external market data when making compensation decisions and annually reviews our peer group with its independent compensation consultant.
Compensation Risk Assessment: The Compensation Committee conducts an annual assessment of our executive and broad-based compensation programs to promote prudent risk management.
Compensation Committee Independence and Experience: The Compensation Committee is comprised solely of independent directors who have extensive relevant experience.

Stock Ownership Guidelines: Executives are subject to stock ownership guidelines equal to a multiple of their respective annual base salaries (for Mr. Eschenbach and Mr. Bhusri, 6x Mr. Eschenbach’s base salary, and 3x for other executive officers) or a set dollar amount for other members of our Board of Directors ($600,000).

Clawback Policy: Our Officer Recoupment Policy for Section 16 officers is compliant with the Nasdaq Global Select Market listing requirements and requires the forfeiture, recovery, or reimbursement of excess incentive-based compensation from a Section 16 officer in the event of a restatement of Workday’s financial results.

What We Do Not Do
No Change-in-Control Single Trigger Acceleration: We do not provide for single trigger acceleration of our executives’ equity upon a change in control.

No Hedging or Pledging in Company Securities: Executives, directors, and all employees are prohibited from engaging in any hedging transaction with respect to company equity securities. Executives, directors, and Senior Vice Presidents are further prohibited from pledging company securities as collateral.

No Guaranteed Bonuses: We do not provide guaranteed minimum incentive bonuses.
No Tax Gross-Ups: We do not provide tax gross-ups for “excess parachute payments.”
No Executive Pensions: We do not offer any defined benefit pension plans for executives.
No Evergreen Provision: Our equity plans do not include an evergreen feature that would automatically replenish the shares available for issuance.

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Our Compensation-Setting Process
Role of the Compensation Committee
Pursuant to its charter and in accordance with the rules of the Nasdaq Global Select Market, the Compensation Committee is responsible for reviewing, evaluating, and approving the compensation arrangements of our executive officers and for establishing and maintaining our executive compensation policies and practices. Our Compensation Committee seeks input and receives recommendations from members of our executive management team when discussing the performance and compensation of other executive officers, and in assessing the financial and accounting implications of our compensation programs and hiring decisions. The Compensation Committee is authorized to engage its own independent advisors to provide advice on matters related to executive compensation and general compensation programs. For additional information on the Compensation Committee, see “Committees of the Board of Directors — Compensation Committee” elsewhere in this Proxy Statement.
During fiscal 2025, our Compensation Committee, with the assistance of its compensation consultant, Semler Brossy, reviewed and determined our executive compensation, including base salaries, bonuses, and equity awards, to help ensure our compensation program continued to align with stockholder interests and Workday’s long-term business and operational goals, and provided appropriate rewards and incentives for our executive officers. The Compensation Committee reviewed the performance of our executive officers, taking into consideration financial, operational, customer, strategic, product, and competitive factors, as well as the succession planning objectives for our various executive officer positions.
The Compensation Committee also reviewed a study by Semler Brossy regarding the compensation of executives at the companies in our compensation peer group. We do not benchmark the compensation levels of our executive officers to specific percentiles of our peer companies, but we do review and consider the peer group information among various other factors in making compensation decisions. No executive officer participated in the discussions of the Compensation Committee or the independent Board session regarding their own performance and compensation.
When formulating its recommendations for the amount of each compensation element and approving (or recommending for approval) each compensation element and the target total direct compensation opportunity for our executive officers, our Compensation Committee, in alignment with its charter, considers the following factors:
•
the compensation levels and practices of our compensation peer group, including the scope of each individual executive officer’s role compared to other similarly situated executives;

•
each individual executive officer’s skills, experience and qualifications relative to other similarly situated executives at the companies in our compensation peer group;

•
consistency with Workday’s compensation strategy and our desire to retain experienced and talented executives in a highly competitive market, including consideration of the retentive value of our executives’ existing outstanding equity awards;

•
the performance of each individual executive officer, based on an assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and ability to work as part of a team;

•
relative pay levels and impact among our individual executive officers;

•
the recommendations provided by our Chief Executive Officer with respect to the compensation of our other executive officers; and

•
the recommendations provided by members of our Board.

Our Compensation Committee, with the assistance of Semler Brossy, also reviewed and determined the executive compensation applicable to Mr. Enslin in connection with his appointment as President, Chief Commercial Officer in December 2024. In developing the compensation package for Mr. Enslin, the Compensation Committee gave careful consideration to the compensation that was reasonable and necessary to incentivize Mr. Enslin to accept the role of our President, Chief Commercial Officer.
Role of Management
The role of management is to preliminarily design our executive compensation programs, policies, and governance, and to make recommendations to the Compensation Committee regarding these matters. In this respect, management
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reviews the effectiveness of our compensation programs, including competitiveness and alignment with Workday’s objectives. Management also recommends changes to our compensation programs to best promote achievement of program objectives and reviews and makes recommendations with respect to the adoption and approval of, or amendments to, company-wide incentive compensation plans. Except with respect to their individual compensation, Messrs. Bhusri and Eschenbach made compensation recommendations to the Compensation Committee with respect to base salaries, bonuses, and equity awards for our executive officers, including our NEOs, which were taken into account by the Compensation Committee in making its decisions regarding executive compensation.
Role of the Compensation Consultant
The Compensation Committee retained Semler Brossy to advise on our fiscal 2025 executive compensation programs and practices and our executive compensation decisions, given its expertise in the technology industry, especially with other cloud and enterprise software companies. During fiscal 2025, Semler Brossy provided the following services as requested by the Compensation Committee:
•
assisted in the development of the compensation peer group we used to understand market competitive compensation practices;

•
assisted in the review and design of Mr. Enslin’s compensation package in connection with his appointment to President, Chief Commercial Officer;

•
reviewed and assessed our compensation practices and the cash and equity compensation levels of our executive officers (including an equity retention analysis), including our NEOs, and also for members of our Board;

•
reviewed and assessed our current compensation programs to determine any changes that may need to be implemented in order to remain competitive with the market, including the design and strategy of our PSUs to be implemented in fiscal 2026, as well as conducting an equity burn rate and overhang analysis;

•
assisted in the review and assessment of the design and strategy of our annual and long-term incentives, including the design of our company-wide bonus plan;

•
reviewed and assessed our current severance and change in control benefits and confirmed that our benefits are competitive versus our peers and aligned with industry best practices; and

•
advised on regulatory developments relating to executive compensation and collaborated on the risk assessment relating to employee compensation.

Other analyses relating to executive compensation for fiscal 2025 were conducted internally by our compensation team and were reviewed by the Compensation Committee. Such analyses included gathering and analyzing relevant data and reviewing and advising on principal aspects of executive compensation. Base salaries, equity awards, and bonuses for our executive officers were among the items reviewed by the Compensation Committee based on third-party market data.
During fiscal 2025, the Compensation Committee reviewed the fees provided to Semler Brossy relative to Semler Brossy’s revenues, the services provided by Semler Brossy to the Compensation Committee, any relationships between Semler Brossy and its consultants and our executive officers, any stock ownership of Workday by Semler Brossy, and other factors relating to Semler Brossy’s independence. Based on such review, the Compensation Committee concluded that Semler Brossy is independent within the meaning of the listing standards of the Nasdaq Global Stock Market and that its engagement did not present any conflict of interest. The Compensation Committee has retained Semler Brossy to advise on our executive compensation programs and practices for the fiscal year ending January 31, 2026.
Compensation Peer Group
We maintain a compensation peer group selected from companies with a focus on applications software, systems software, internet services and infrastructure, media and entertainment, and interactive media and services, with revenues generally between one-third to three times our trailing 12 months revenue, and/or market capitalization generally between one-third to three times our market capitalization. Our peer group has been further refined by targeting companies with similar business characteristics, such as those focused on cloud applications or enterprise software, those with a focus on innovation and research and development, and/or those with a strong talent brand. We also have
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generally sought to include companies with revenue growth of greater than or equal to 10% and market capitalization to revenue ratios of greater than or equal to 5.0 where possible.
Annually, the Compensation Committee engages Semler Brossy to assist in the review of our compensation peer group. At the end of fiscal 2024, after considering input from Semler Brossy, the Compensation Committee determined that no changes to the compensation peer group disclosed in our 2024 Proxy Statement were necessary for fiscal 2025. Therefore, our compensation peer group for fiscal 2025 consisted of the following companies:

Activision Blizzard, Inc.	Palo Alto Networks, Inc.
Adobe Inc.	Salesforce, Inc.
Atlassian Corporation	ServiceNow, Inc.
Autodesk, Inc.	Shopify Inc.
Block, Inc.	Snowflake Inc.
Crowdstrike Holdings, Inc.	Splunk Inc.
Electronic Arts Inc.	Twilio Inc.
Intuit Inc.	VMware, Inc.
Okta, Inc.	Zoom Video Communications, Inc.
While the Compensation Committee and our Board of Directors consider the compensation levels of the executives at the companies in our compensation peer group to provide a general understanding of market practices among similar companies, we do not specifically set compensation levels based on the percentile levels reflected by the compensation peer group.
Fiscal 2025 Leadership Structure and Changes
In accordance with an established succession plan anticipated at the time of Mr. Eschenbach’s appointment as Co-Chief Executive Officer in December 2022, Mr. Eschenbach assumed sole Chief Executive Officer responsibilities and Mr. Bhusri transitioned to a full-time role as Executive Chair effective February 1, 2024, the start of our fiscal 2025. Mr. Eschenbach has extensive industry knowledge and highly relevant operating and executive leadership experience that is fundamental to our next phase of growth and our commitment to the continued creation of sustainable stockholder value. Since Mr. Eschenbach assumed sole Chief Executive Officer responsibilities, Workday has achieved significant financial and operational results. As Executive Chair, Mr. Bhusri serves as a strategic advisor to the Chief Executive Officer and other members of executive management and is focused on driving Workday’s innovation agenda, particularly in the pivotal domain of AI vision and strategy.
Additionally, effective as of December 2, 2024, Douglas A. Robinson stepped down as our Co-President (the “Robinson Transition”), and the Board of Directors appointed Robert Enslin to serve as our President, Chief Commercial Officer to lead Workday’s global sales, partnerships, and customer experience efforts. Mr. Enslin brings significant experience in leading global sales, partnerships, and customer experience at leading technology companies as well as operational expertise. The Compensation Committee carefully structured a compensation package that was both competitive and necessary to attract a proven industry leader like Mr. Enslin, whose track record as a public company Chief Executive Officer, scaling global enterprises, driving AI innovation, and delivering sustained profitability make him uniquely qualified to accelerate Workday’s next phase of growth. In developing the compensation package for Mr. Enslin, the Compensation Committee consulted with Semler Brossy and recommended that the Board approve a compensation package consisting of the following elements:
•
an annual base salary of $750,000;

•
a one-time signing bonus of $1,000,000, payable in two equal installments, with the second installment payable 12 months after his hire date, subject to continued service on the date of each payment;

•
eligibility to participate in the cash bonus plan with a 100% target incentive; and

•
an RSU award, subject to Mr. Enslin’s continued service with us on each vesting date, with a target grant value of $38,000,000, vesting over four years.

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In setting Mr. Enslin’s new hire RSU award value, the Compensation Committee determined that the amount reflects a reasonable multiple of an annual refresh grant that was aligned with competitive data for similarly situated executives. Mr. Enslin is not eligible for additional equity awards until fiscal 2027.
Mr. Robinson continues to serve Workday as an Executive Advisor, assisting with the transition of his duties, closing deals in the pipeline, and mentoring sales leaders. Mr. Robinson will serve as Executive Advisor through April 30, 2025, and then transition to a consulting role with us. See “Post-Employment Compensation” below for a discussion of the compensation provided to Mr. Robinson in his role as an Executive Advisor and as a consultant to Workday. Consistent with our standard equity award terms for all employees, Mr. Robinson’s awards continue to vest during his continued service. Although no changes were made to the terms or vesting conditions of Mr. Robinson’s outstanding equity awards in connection with this transition to Executive Advisor or this consulting role, his transition triggered an accounting modification under Topic 718, which resulted in an incremental expense with respect to his outstanding equity awards that is required to be included in the 2025 Summary Compensation Table and other disclosures. These amounts are non-cash charges reportable for the accounting modification and are not additional amounts received by Mr. Robinson.
Elements of Our Executive Compensation Program
The compensation program for our NEOs for fiscal 2025 consisted of a mix of variable and fixed compensation.
Fiscal 2025 Pay Component	Rationale and Value to Stockholders
Base Salary	• Provides market-competitive cash compensation based on experience, skills, and responsibilities as well as alignment to internal pay equity
Performance-Based Cash Incentive
•
Encourages achievement of defined, near-term corporate performance objectives in alignment with Workday’s long term strategic growth objectives

•
Metrics set to drive efficient growth and stockholder value creation

•
Small portion of overall compensation to maintain program’s focus on equity-based pay

Restricted Stock Units	• Incentivizes long-term stockholder value creation and aligns to stockholder interests • Helps attract and retain key talent
The key elements of our executive compensation program for fiscal 2025 include base salary, cash bonuses, equity-based awards, and health and welfare programs. Except for target cash bonuses, which typically are expressed as a pre-determined percentage of each participating executive officer’s base salary, we do not use specific formulas or weightings in determining the allocation of the various pay elements. Rather, each executive officer’s compensation has been designed to provide a combination of pay elements that are tied to achievement of our short-term and long-term financial and operational objectives. In particular, we believe our use of RSU awards, which generally vest over four years, promotes a culture of long-term value creation, while cash bonuses payable based upon semi-annual performance drive achievement of near-term objectives.
The initial compensation arrangements with our executive officers, other than Mr. Bhusri, were the result of arm’s-length negotiations between us and each individual executive officer at the time of his or her hire, appointment, or promotion. In fiscal 2025, the Compensation Committee and, with respect to Messrs. Eschenbach and Bhusri, the independent members of our Board of Directors, conducted its regular annual review of our executive compensation program, including an evaluation of competitive market practices; conducted annual performance reviews for our executive officers; reviewed our executive officers’ base salaries and target annual bonus opportunities and adjusted where appropriate; and made annual equity awards. Following deliberation and consideration of the factors discussed below, our Board and Compensation Committee determined that equity awards should continue to be a significant portion of executive compensation and increased the cash compensation of some executives based on market positioning.
The following charts show the fiscal 2025 total direct compensation mix for our Chief Executive Officer, Mr. Eschenbach, and the average fiscal 2025 total direct compensation mix for our other NEOs, including our Executive Chair, Mr. Bhusri. Total direct compensation for fiscal 2025 for Mr. Eschenbach and our other NEOs is the sum of (i) annual base salary, (ii) annual cash bonus target, and (iii) annual RSU awards (based on the grant date fair value). Mr. Bhusri does not receive an annual cash bonus.
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Base Salary
We offer base salaries that are intended to provide a competitive level of fixed compensation for our executive officers, including our NEOs, for performance of their day-to-day responsibilities. Base salaries for our executive officers are reviewed annually to determine whether an adjustment is warranted or required, and may be reviewed intra-year as well, such as in connection with a promotion.
In connection with our annual compensation cycle during fiscal 2025, the Compensation Committee reviewed the base salaries of our then-current NEOs, other than Mr. Bhusri, whose base salary has been $65,000 since January 2017. After considering a compensation analysis performed by Semler Brossy and the other factors described above, as well as the fact that cash compensation for long-tenured executives was conservative relative to peer levels, the Committee approved adjustments as shown below with the intention of better aligning compensation for such long-tenured executives with peer levels and driving greater consistency and internal alignment across the team. The annual base salaries for each of our NEOs during fiscal 2024 and fiscal 2025 are set forth in the following table:
Named Executive Officer	Fiscal 2024 Annual Base Salary	Fiscal 2025 Annual Base Salary
Carl M. Eschenbach	$1,000,000	$1,000,000
Zane Rowe	700,000	720,000
Aneel Bhusri	65,000	65,000
Sayan Chakraborty	400,000	625,000
Robert Enslin(1)	—	750,000
Douglas A. Robinson	400,000	625,000

(1)
Mr. Enslin was not an NEO in fiscal 2024.

Cash Bonuses
In response to stockholder feedback on increased disclosure regarding the performance metrics we use or may use in our cash bonus program, our Compensation Committee adopted our Omnibus Bonus Plan in early fiscal 2024. Our Omnibus Bonus Plan is designed to motivate and reward eligible employees for their contributions toward the achievement of certain of Workday’s performance goals. Our Compensation Committee established the annual cash bonus plan for fiscal 2025 under, and subject to the terms and conditions of, the Omnibus Bonus Plan.
During fiscal 2025, our executive officers, other than Mr. Bhusri, participated in our cash bonus plan that was available to all executive officers. Mr. Bhusri has historically not participated in our cash bonus plan because his large ownership stake in Workday adequately incentivizes him to achieve short-term and long-term performance goals. Because of our emphasis on equity-based compensation, annual bonuses are not intended to constitute a material amount of the total compensation for our NEOs. Our fiscal 2025 cash bonus plan was designed to drive revenue growth, focus on customer satisfaction, and incentivize execution of short-term priorities tied to long-term strategy.
As depicted below, our cash bonus plan is measured and calculated based on the achievement of pre-established company performance goals. For fiscal 2025, company performance was evaluated based on the following goals as set
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out in our fiscal 2025 cash bonus plan: 80% of the funding of the cash bonus plan was based on a financial performance target based on adjusted subscription revenue and 20% of the funding of the cash bonus plan was driven by a non-financial performance target based on our customer satisfaction score.
Company Performance Metrics and Targets
As in prior years, the Compensation Committee selected adjusted subscription revenue and our annual customer satisfaction score as the company performance metrics to determine the funding of our cash bonus plan. In fiscal 2025, the Compensation Committee expanded the customer satisfaction score to include survey responses from named support contacts at Workday’s acquired products to better align the metric with Workday’s customer base and current strategy. The table below details the company performance metrics and targets set by the Compensation Committee for purposes of determining the funding of our cash bonus plan.
Metric	Weight	Calculation	Rationale
Adjusted subscription revenue(1)	80%	Full year GAAP subscription revenue, adjusted for the impact of foreign currency rate fluctuations and certain acquisitions	• Drives long-term durable growth • Strong indicator of the growth of our business and a key metric used by investors to evaluate our financial performance
Customer satisfaction score	20%	Annual customer satisfaction score based on the responses received from a survey of the named support contacts at Workday’s HCM, financials, and acquired products customers
•
One of our core values and a strong indicator of our customer retention and expansion

•
Drives execution of our strategic objectives that require a focused and consistent effort by our employees and NEOs throughout the fiscal year to serve our customers

(1)
See Appendix A for a reconciliation of GAAP subscription revenue to adjusted subscription revenue.

The achievement calculation for each company performance metric under the cash bonus plan is described in more detail below:
	Adjusted Subscription Revenue			Customer Satisfaction Score
	Target		Payout (% of Target)(1)	Target Score	Payout (% of Target)(1)
Below threshold	<$	7.671 billion	0%	<90%	0%
Threshold		$7.671 billion	75%	90%	50%
Target		$7.770 billion	100%	95%+	100%
Maximum		$7.928 billion	125%	—	—(2)

(1)
Subject to linear interpolation for performance between the threshold and target levels and between the target and maximum levels, as applicable. If the threshold level of adjusted subscription revenue is not achieved, neither the adjusted subscription revenue nor the customer satisfaction portion of the cash bonus plan will be funded.

(2)
The maximum payout with respect to customer satisfaction is 100%.

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Individual Performance
The cash bonus plan provides the ability to adjust each NEO’s individual payout based on individual performance. The Compensation Committee has historically only applied this modifier in exceptional circumstances (last applied in fiscal 2022) and did not apply it for any of the NEOs in fiscal 2025.
Achievement and Payout
First Half Payout
Eligible participants, including executives, who participate in the cash bonus plan were eligible for semi-annual payments in fiscal 2025. For the first half payout, the company performance metric is capped at a maximum of 40% of the total full year funding and is only calculated using the financial metric of forecasted adjusted subscription revenue as of the end of the company’s second fiscal quarter. The portion of the bonus pool related to the non-financial metric is not eligible to be funded for the first half payment.
Following the conclusion of the company’s second fiscal quarter of fiscal 2025, it was determined that based on the company’s forecasted adjusted subscription revenue as of the end of the second fiscal quarter, the company performance metric would be funded at 33% of full year target bonus for the first half payout.
Full Year Payout
Following the conclusion of fiscal 2025, the Compensation Committee reviewed the level of achievement of each company performance goal against the pre-established targets. The achievement level and corresponding funding of the fiscal 2025 cash bonus plan is set forth below:
Metric	Fiscal 2025 Result	Funding (% of Target)		Weight		Total Funding
Adjusted subscription revenue(1)	$7.701 billion	82.4%	x	80%	=	81.7%
Customer satisfaction score	92.9%	79%	x	20%

(1)
See Appendix A for a reconciliation of GAAP subscription revenue to adjusted subscription revenue.

For full year fiscal 2025, the Compensation Committee determined that given the collective performance of the NEOs in driving the strong financial and operational results of the company, the cash bonuses paid to the NEOs were determined based on the achievement levels of the company’s performance goals, which resulted in an overall payout of 81.7% of each NEO’s respective annual targets for fiscal 2025. While the cash bonus plan provides the ability to adjust each NEO’s individual payout based on individual performance, the Compensation Committee did not exercise this discretion.
Named Executive Officer	Fiscal 2025 Annual Cash Bonus Paid(1)	Target Annual Bonus Opportunity (% of Base Salary)	% of Target Bonus Paid
Carl M. Eschenbach	$1,225,500	150%	81.7%
Zane Rowe	350,533	60%	81.7%
Aneel Bhusri	—	—	—
Sayan Chakraborty(2)	232,376	60%	68.0%
Robert Enslin(3)	—	—	—
Douglas A. Robinson	465,422	100%	81.7%

(1)
Inclusive of first half payout of the fiscal 2025 cash bonus plan. The annual cash bonus paid is based on each NEO’s base salary applicable during fiscal 2025 and is prorated to account for base salary changes during the fiscal year.

(2)
Mr. Chakraborty’s annual cash bonus paid and target bonus amounts are adjusted to reflect a leave of absence.

(3)
Mr. Enslin was not eligible to participate in the fiscal 2025 cash bonus plan.

Equity-Based Awards
The majority of the target total direct compensation of our executive officers, including our NEOs, is provided through equity awards. By having a significant percentage of our executive officers’ target total direct compensation payable in the form of equity that vests over a number of years and, thus, is subject to higher risk and longer vesting than cash
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compensation, our executive officers are motivated to take actions that focus on our long-term strategic and financial objectives, aligning their interests with those of our stockholders over the long term. We believe that RSUs with multi-year vesting were the most effective compensation vehicle for Workday in fiscal 2025 for a number of reasons, including that RSUs are a common incentive used by many talent competitors and the multi-year vesting schedule decreases risks associated with short-term decision making. Furthermore, the Compensation Committee and the Board believe that it is critical for Workday to promote strategic agility by allowing the business to pivot in response to changing market dynamics without consideration of the impact to short-term rewards, and RSUs with long-term vesting allow us to continue to incentivize and promote the innovative culture that drives our success. As noted above in “Evolving our Executive Compensation Program for Fiscal 2026,” in response to stockholder feedback, we are incorporating PSUs, performance-based equity incentives, into our fiscal 2026 executive compensation program.
We make annual equity grants to our current executive officers and may make mid-year awards on a case-by-case basis, such as in the event of a promotion. The sizes of these annual awards are not determined based on a specific formula, but rather through the exercise of the Compensation Committee’s or Board’s judgment after considering, on an annual basis, the factors noted in “Role of the Compensation Committee” above. Based on its review, the Compensation Committee and the Board agreed that the fiscal 2025 equity grants described below, together with existing equity awards (if any), appropriately incentivized our executives and satisfied our retention goals for the near-term future, as well as motivated our executives to take actions in support of longer-term stockholder interests. We also make equity grants to newly hired executive officers based on arm’s-length negotiations between us and the executive at the time of his or her hire and taking into consideration the competitive practices for similarly situated executives in our peer group, and what is reasonable and necessary to incentivize the executive to accept the position and drive alignment with us and our stockholders.
As noted above, our equity awards generally take the form of time-based RSU awards with a four-year vesting schedule. The number of RSUs awarded to each NEO is determined by dividing the value of RSUs approved by the Compensation Committee or the Board, as applicable, for each NEO by the trailing 20-day simple moving average stock price of Workday’s Class A common stock prior to the date of grant. The Compensation Committee believes that these RSU awards serve as an effective retention tool for our executive officers, because a substantial portion of unvested awards are generally forfeited if an executive officer voluntarily leaves the company before the awards have vested, except as provided in the Executive Severance Policy (as defined below).
The RSU awards granted to our NEOs in fiscal 2025 were as follows:
Named Executive Officer	Grant Date	Number of Shares Subject to RSU Award(1)	Grant Date Fair Value of RSU Award(2)
Carl M. Eschenbach	4/24/2024	93,490	$23,909,133
Zane Rowe	4/22/2024	44,875	11,377,159
Aneel Bhusri	4/24/2024	56,094	14,345,480
Sayan Chakraborty	4/22/2024	52,354	13,273,310
Robert Enslin(3)	1/05/2025	141,773	35,845,885
Douglas A. Robinson	4/22/2024	52,354	28,768,545(4)

(1)
Unless otherwise noted, the RSU awards for our NEOs are subject to vesting based on continued service through the applicable vesting dates, with one-fourth of such awards vesting one year from their vesting start date, after which the awards vest in equal installments over the next 12 quarters.

(2)
The amounts reported are computed in accordance with ASC Topic 718 based on the closing price of our Class A common stock on the date of grant. These amounts do not reflect the actual economic value that may ultimately be realized by the NEOs.

(3)
In connection with Mr. Enslin’s appointment as President, Chief Commercial Officer, he was granted 141,773 RSUs.

(4)
This amount includes the grant date fair value of a fiscal 2025 RSU award granted to Mr. Robinson ($13,273,310), as well as the incremental fair value required to be reported under Topic 718 in connection with the Robinson Transition in fiscal 2025. Although no changes were made to the terms of Mr. Robinson’s fiscal 2025, 2024, 2023, or 2022 equity awards, his continued service in a new role triggered an accounting modification under Topic 718, which resulted in an incremental expense of $15,495,236 with respect to such equity awards. No changes were made to the terms or vesting conditions of Mr. Robinson’s original award agreements. Consistent with our standard equity award terms for all employees, Mr. Robinson’s awards continue to vest during his continued service. These amounts are non-cash charges reportable for the accounting modification and are not additional amounts received by Mr. Robinson.

Eschenbach PVU Awards
Per the terms of Mr. Eschenbach’s new hire compensation package in connection with his appointment as Co-Chief Executive Officer in December 2022, a substantial portion of Mr. Eschenbach’s compensation was allocated in the form
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of equity, comprised of time-based RSUs, the majority of which vest over four years, and market-based restricted stock units (“PVUs”) that are subject to achievement of three increasing and meaningful stock price targets during a five-year performance period and service-based vesting requirements.
The PVU award is divided into three equal tranches (each, a “Tranche”) each of which requires achievement of a stock price target (each a “Price Hurdle”) during such Tranche’s specific performance period as summarized in the table below, as well as Mr. Eschenbach’s continued service on each time-based vesting date of the PVU award (the “Service Requirement’). Mr. Eschenbach satisfies the Service Requirement of the PVU award as to 1/60th of each Tranche’s PVU shares on each of the monthly anniversaries of December 5, 2022, the award’s vesting start date, subject to his continued service on such dates (the “Time-Based Schedule”). All shares are subject to a one-year holding period once vested and released.
The following table provides information regarding the achievement of the PVUs and outstanding PVUs held by Mr. Eschenbach as of January 31, 2025.
Tranche/ Performance Period	Price Hurdle	Number of Shares in Tranche	Number of Shares Earned and Vested as of January 31, 2025(1)	Number of Shares Earned But Not Vested as of January 31, 2025(2)	Number of Shares That Have Not Been Earned
Tranche 1 Years 1-3	$194.80	101,217	42,175	59,042	—
Tranche 2 Years 2-4	$233.76	101,217	42,175	59,042	—
Tranche 3 Years 3-5	$272.72	101,216	—	—	101,216

(1)
Shares that have been released upon the achievement of the Price Hurdle and satisfaction of the time-based vesting requirement for the applicable tranche.

(2)
Shares that have been earned upon the achievement of the Price Hurdle but remain subject to the time-based vesting requirement for the applicable tranche and so have not yet been released.

Benefits Programs
Our employee benefit programs, which include our 401(k) plan, employee stock purchase plan, and health and welfare programs, such as health savings accounts and flexible spending arrangements, are designed to provide a competitive level of benefits to our employees generally, including our executive officers and their families. We adjust our employee benefit programs as needed based upon regular monitoring of applicable laws and practices and the competitive market. Our executive officers are generally eligible to participate in the same employee benefit plans and programs, and on the same terms and conditions, as all other U.S. full-time employees.
Perquisites and Other Personal Benefits
The personal health, safety, and security of our employees is of the utmost importance to Workday and our stockholders. Accordingly, we provide limited perquisites for business-related purposes, for the health of our executives, and those necessary for the security of Messrs. Eschenbach and Bhusri.
Health Benefits
We offer our executive officers, including our NEOs, an annual comprehensive physical examination that is fully funded by Workday, as an added benefit to the medical insurance provided to all employees. We recognize the significant role of our executive officers and offer this program to encourage a focus on wellness.
Personal Security
Consistent with prevalent practices among peer companies, and based on an independent third-party security study, the Compensation Committee approved a comprehensive security plan for Mr. Bhusri. Based on the security study, during fiscal 2025, we paid for the annual costs of security at his residences, executive security protection, family protection, and secure transportation arrangements. We require these security measures because of the importance of Mr. Bhusri to Workday and his high profile as not only the Executive Chair but also as a Co-Founder of a global public company, and
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we believe that their scope and costs are an appropriate business expense for our benefit as they are integrally related to Mr. Bhusri’s ability to perform his employment responsibilities and necessary to his focused job performance. However, because certain components of the program may be considered to be perquisites under SEC disclosure rules, such as security for Mr. Bhusri’s family, security at his residences, and executive security protection outside of work hours, the aggregate incremental costs of such security services are included in the “All Other Compensation” column of the Summary Compensation Table set forth below. The Compensation Committee believes that these costs are appropriate in light of the threat landscape and Mr. Bhusri’s importance to Workday. The Compensation Committee periodically reviews the nature and cost of this program in relation to Mr. Bhusri’s security risk profile and, based on an independent third-party security study conducted in 2024 in connection with Mr. Bhusri’s transition to Executive Chair, the Compensation Committee determined that a continued need for security exists from the nature of Mr. Bhusri’s employment by Workday and the continued provision of such security should be provided to mitigate risks to our business.
Aircraft Policy
The independent third-party security study recommended that Mr. Bhusri use private aircraft for all business and personal travel. To facilitate that, in 2022, the Board approved the purchase of a corporate aircraft as an additional security measure for Mr. Bhusri and to optimize his travel. Pursuant to our aircraft utilization policy, the corporate aircraft is primarily for use by Mr. Bhusri. Mr. Bhusri uses Workday-provided private aircraft for both business and personal purposes and the Board believes such use enhances his security, efficiency, privacy, confidentiality, and productivity to allow for time that he can devote to our business as our Executive Chair. Additionally, Messrs. Bhusri and Eschenbach are permitted to use a private business jet charter when practicable and we provide private charter aircraft services for business purposes for certain other executive travel. Subject to the limitations in our policy, immediate family members of certain eligible executive officers are permitted to accompany the executive on the private aircraft when the aircraft is already going to a specific destination for a business purpose, provided there is no more than de minimis incremental cost.
Pursuant to the policy, Mr. Bhusri, Mr. Eschenbach, and, on occasion, certain of our executives recognize imputed taxable income as a result of personal use of private aircraft and are not provided a tax reimbursement or gross-up for any portion of this amount, including as a result of members of their immediate family accompanying them on business travel. The non-de minimis incremental costs, if any, of personal travel and travel by guests on any such legs on private aircraft are included in the “All Other Compensation” column in the Summary Compensation Table.
Car Service
Based on a preliminary third-party security study, for Mr. Eschenbach, we provide a car service that is primarily used for business purposes. Mr. Eschenbach recognizes imputed taxable income as a result of any personal use of the car service and is not provided a tax reimbursement or gross-up. The value of the perquisites and benefits provided to Mr. Eschenbach during fiscal 2025 is reported and further described in our Summary Compensation Table below.
In the future, we may provide other perquisites or other personal benefits to our NEOs when we believe it is appropriate and beneficial to the company’s business to assist an individual executive in the performance of his or her duties, to make our executive team more efficient and effective, and for recruitment, motivation, or retention purposes. Future practices with respect to perquisites or other personal benefits for executives will be subject to review and approval by the Compensation Committee.
Post-Employment Compensation
Executive Severance and Change in Control Policy
Under the Executive Severance Policy, an NEO is eligible to receive cash payments and accelerated vesting of certain equity awards in the event of a qualifying termination of the NEO’s employment (i) outside of a change in control of Workday (referred to as a “Non-CIC Qualifying Termination” in the Executive Severance Policy), or (ii) in connection with a change in control of Workday (referred to as a “CIC Qualifying Termination” in the Executive Severance Policy). In November 2024, the Board amended and restated the Workday, Inc. Executive Severance and Change in Control Policy (the “Executive Severance Policy”). The purpose of the amendment was to provide that equity awards granted to a participant coincident with, or as an inducement to, such participant’s hiring and/or commencement of employment or other service with Workday shall be eligible for acceleration pursuant to the Executive Severance Policy in the event of a termination of employment by Workday without cause outside of a change in control period (as such terms are defined
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in the Executive Severance Policy). Awards, other than these “new hire” awards, granted within the 12-month period preceding a Non-CIC Qualifying Termination remain ineligible for acceleration under the Executive Severance Policy.
The Compensation Committee has determined that the Executive Severance Policy is both competitively reasonable and necessary to recruit and retain key executives. We also believe that entering into these arrangements will help our executive officers maintain continued focus and dedication to their responsibilities to help maximize stockholder value if there is a potential transaction that could involve a change in control of the company. The Executive Severance Policy is also intended to facilitate changes in the leadership team by setting terms for the termination of the employment of an NEO in advance, which allows for a smooth transition of responsibilities when it is deemed to be in the best interest of Workday. We do not provide for single trigger acceleration following a change in control and do not provide tax gross-ups for “excess parachute payments.”
For additional information about the Executive Severance Policy, please see the section below entitled “Potential Payments Upon Termination or Change in Control.”
Post-Employment Terms in Executive Agreements
Eschenbach Agreement
In connection with incentivizing Mr. Eschenbach to join us as our Co-Chief Executive Officer in fiscal 2023, his Employment Agreement provides that he is entitled to certain payments and accelerated vesting if his employment is terminated without cause through December 20, 2024, other than in connection with a change in control, after which he is eligible to receive the Non-CIC Qualifying Termination benefits in the Executive Severance Policy. Likewise, Mr. Eschenbach will participate in the Executive Severance Policy, as modified by his employment agreement, pursuant to which he will receive payments in the event that Mr. Eschenbach’s employment is terminated without cause, or he resigns for good reason in connection with a change in control. For further information about the benefits that Mr. Eschenbach may be eligible to receive in connection with certain terminations, please see “Potential Payments Upon Termination or Change in Control — Carl M. Eschenbach.”
Rowe Agreement
In connection with Mr. Rowe’s appointment as our Chief Financial Officer in fiscal 2024, his offer letter provides that he is entitled to certain payments and accelerated vesting if his employment is terminated without cause within two years following his start date, other than in connection with a change in control, after which he will be eligible to receive the Non-CIC Executive Termination benefits in the Executive Severance Policy. Mr. Rowe is also eligible to receive the change in control benefits set forth in the Executive Severance Policy. For further information about the benefits that Mr. Rowe may be eligible to receive in connection with certain terminations, please see “Potential Payments Upon Termination or Change in Control — Zane Rowe.”
Robinson Agreement
Following Mr. Robinson’s transition out of his role as Co-President, he continues to provide service to Workday as an Executive Advisor through April 2025, after which he will transition into a consulting role. Pursuant to the terms of his separation agreement, while serving as an Executive Advisor, Mr. Robinson’s base salary remains at $625,000 annually and he remained eligible for a fiscal 2025 cash bonus payment. Mr. Robinson is not eligible to receive a cash bonus pursuant to the terms of our fiscal 2026 cash bonus plan and did not receive an annual refresh equity grant for fiscal 2026. As Executive Advisor, his previously granted equity awards continue to vest in accordance with their terms. As a consultant, Mr. Robinson is expected to provide sales and strategy advisory services to Workday. Pursuant to the terms of his separation agreement, the terms of his RSU award agreements, and our 2022 Plan and 2012 Equity Incentive Plan, Mr. Robinson will continue to vest into his outstanding RSUs so long as he continues to provide services to Workday. Mr. Robinson’s consulting period is expected to end on October 31, 2025, unless earlier terminated. Following termination of his services to Workday, Mr. Robinson will cease vesting in his equity awards, and any then-unvested equity awards will terminate and be forfeited in accordance with their terms.
The material terms of post-employment payments to our NEOs are set forth under “Employment Arrangements and Indemnification Agreements” and “Potential Payments Upon Termination or Change in Control” below.
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Death and Disability Acceleration Policy
Pursuant to company policy, all employees, including our executives, whose employment with Workday terminates due to death or permanent disability generally fully vest in their outstanding time-based equity awards upon termination. The value of our NEOs’ equity awards that would have vested assuming a January 31, 2025, termination of employment due to death or permanent disability is set forth in the section “Potential Payments Upon Termination or Change in Control”.
Other Compensation Policies
Executive Officer Recoupment Policy
The Compensation Committee adopted a revised compensation recoupment policy in fiscal 2024 to reflect the requirements of the Nasdaq Global Select Market. The revised policy provides for the recovery of a current or former Section 16 officer’s incentive-based compensation in the event that we restate our financial results and the compensation earned by the Section 16 officer was based on achieving financial results in excess of what could have been earned by the executive officer based on the restated financial results. The recovery period extends up to three years prior to the date that it is, or should have been, concluded that the company is required to prepare a restatement, for incentive-based compensation that is received (as defined by the applicable Nasdaq rules) after the effective date of the applicable Nasdaq rules.
Equity Awards Grant Policy
The Compensation Committee has adopted a policy governing equity awards that are granted to our executive officers and employees and members of our Board. This policy provides that equity awards will be granted either by our Board or the Compensation Committee at a meeting or by unanimous written consent, subject to equity award guidelines adopted by our Compensation Committee. Generally, new hire awards are granted effective on the 5th day of the month for employees who have commenced employment on or prior to the 15th day of the preceding month. Additionally, promotion and discretionary awards for our executive officers are granted effective on the 5th day of March, June, September, or December, and on the 5th day of any month for non-executive employees. Refresh awards and certain promotion awards made in connection with Workday’s annual review cycle will be effective on a date occurring in March, April, or May that is designated by the Board or the Compensation Committee prior to the end of the immediately preceding calendar year, in each case unless otherwise approved by our Board or the Compensation Committee. Our Compensation Committee does not grant option awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation. The exercise price of all stock options and SARs must be equal to or greater than the fair market value of our common stock, as defined in the applicable equity incentive plan, on the date of grant.
Derivatives Trading and Anti-Hedging and Pledging Policy
Our Insider Trading Policy, which applies to our employees, including our executive officers, and members of our Board, prohibits the trading of derivatives, including options, warrants, puts, calls, or other similar derivative instruments relating to our securities; the hedging of our equity securities, including the participation in exchange funds or “swap funds”; and the selling of Workday securities “short”. Additionally, our executive officers and members of our Board may not borrow against Workday’s securities in margin accounts or use or pledge Workday’s securities as collateral for another type of loan.
Policy regarding 10b5-1 Plans for Directors and Executive Officers
Generally, our Insider Trading Policy requires our executive officers and members of our Board to adopt plans in accordance with Exchange Act Rule 10b5-1, including in accordance with the amended 10b5-1 rules adopted by the SEC in 2022, for trades of Workday securities that they beneficially own, and further provides that such individuals may not trade in our equity securities during our quarterly restricted periods.
Stock Ownership Guidelines
We maintain Stock Ownership Guidelines that require Mr. Eschenbach and Mr. Bhusri to own and hold shares of our stock with a value that is at least equal to six times Mr. Eschenbach’s annual base salary; our other executive officers to own and hold shares of our stock with a value that is at least three times their annual base salaries; and members of our Board other than Messrs. Bhusri and Eschenbach to own and hold shares of our stock with a value that is at least
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$600,000, subject in each case to certain phase-in periods. This ownership requirement may be satisfied by ownership of shares of either our Class A or Class B common stock, vested RSUs, and any other shares of our capital stock held by affiliates or family members in which the individual holds a beneficial interest. Shares subject to outstanding, unexercised stock options, if any, do not count towards the ownership requirement.
Compensation Policies and Practices as they Relate to Risk Management
The Compensation Committee has reviewed our executive and employee compensation programs and does not believe that our compensation policies and practices encourage undue or inappropriate risk taking or create risks that are reasonably likely to have a material adverse effect on us. The reasons for the Compensation Committee’s determination include the following:
•
We structure our compensation program to consist of both fixed and variable components. The fixed (or base salary) component of our compensation programs is designed to provide income independent of our stock price performance so that employees will not focus exclusively on stock price performance to the detriment of other important business metrics. The variable (cash bonus and equity) components of our compensation programs are designed to reward both short-term and long-term company performance, which we believe discourages employees from taking actions that focus only on our short-term success and helps align our employees with our stockholders and on our longer-term objectives. Our RSUs have time-based vesting, generally over a period of four years.

•
We maintain internal controls over the measurement and calculation of financial information, which are designed to prevent this information from being manipulated by any employee, including our executive officers.

•
The Compensation Committee approves the employee annual and new hire equity award guidelines as well as the overall annual equity pool. Any recommended equity awards outside these guidelines require approval by the Compensation Committee. We believe that this helps ensure we grant equity compensation appropriately and in a sustainable manner.

•
A significant portion of the compensation paid to our executive officers and the members of our Board is in the form of RSUs, to align their interests with the interests of stockholders.

•
We maintain Stock Ownership Guidelines for our executive officers and the members of the Board to help ensure that they retain specified levels of equity in Workday to align their interests with the interests of stockholders.

•
As part of our Insider Trading Policy, we prohibit hedging transactions involving our securities so that our executive officers and other employees cannot insulate themselves from the effects of poor stock price performance.

•
Our Board has adopted an Executive Officer Recoupment Policy providing that it will require reimbursement or forfeiture of all or a portion of any incentive compensation that was paid to an executive officer based on financial results if a restatement of those results is required. The policy was revised in fiscal 2024 to reflect the new requirements of the Nasdaq Global Select Market.

Tax and Accounting Considerations
Limitation on Deductibility of Executive Compensation
We do not require executive compensation to be tax deductible to Workday, but instead balance the cost and benefits of tax deductibility to correspond with our executive compensation goals. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to a publicly held corporation for compensation in excess of $1,000,000 paid in any taxable year to certain of its executive officers.
We expect that the Compensation Committee will continue to seek to balance the cost and benefit of tax deductibility with our executive compensation goals designed to promote stockholder interests, retaining discretion to approve compensation that is non-deductible when it believes that such payments are appropriate to attract and retain executive talent. As a result, we expect that a significant portion of future cash and equity payments to our executive officers may not be tax deductible under Section 162(m).
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No Tax Reimbursement of Parachute Payments or Deferred Compensation
We did not provide any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999, or 409A of the Code during fiscal 2025, and we have not agreed and are not otherwise obligated to provide any NEO with such a “gross-up” or other such reimbursement.
Accounting Treatment
We account for share-based compensation in accordance with the authoritative guidance set forth in ASC Topic 718, which requires companies to measure and recognize compensation expense for share-based awards issued to employees and non-employees, primarily including RSUs and purchases under the Amended and Restated 2012 Employee Stock Purchase Plan (“ESPP”). Compensation expense is generally recognized over the period during which the award recipient is required to perform service in exchange for the award. For RSUs, fair value is based on the closing price of our common stock on the grant date. For shares issued under the ESPP, fair value is estimated using the Black-Scholes option-pricing model. This calculation is performed for accounting purposes and reported in the compensation tables below.
Report of the Compensation Committee
This report of the Compensation Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management and based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be incorporated by reference in Workday’s Annual Report on Form 10-K for fiscal 2025 and included in this Proxy Statement.
Submitted by the Compensation Committee of our Board of Directors:
George J. Still, Jr. (Chair)
Lynne M. Doughtie
Jerry Yang
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SUMMARY COMPENSATION TABLE
The following table provides information concerning all plan and non-plan compensation earned by each of our NEOs during the fiscal years ended January 31, 2025, 2024, and 2023.
Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation	Total
Carl M. Eschenbach Chief Executive Officer and Director	2025	$1,000,000	$—	$23,909,133	$1,225,500	$38,559(4)	$26,173,192
	2024	1,000,000	—	—	1,500,000	21,664	2,521,664
	2023	119,231	—	102,563,097(5)	—	2,981	102,685,309
Zane Rowe Chief Financial Officer	2025	715,082	1,000,000	11,377,159	350,533	13,841(6)	13,456,614
	2024	452,308	1,000,000	36,759,274	224,384	657	38,436,623
Aneel Bhusri Co-Founder and Executive Chair	2025	65,000	—	14,345,480	—	3,694,040(7)	18,104,519
	2024	65,000	—	44,275,281(8)	—	2,994,375	47,334,656
	2023	65,000	—	14,065,845	—	3,166,567	17,297,412
Sayan Chakraborty Executive Advisor	2025	478,269	—	13,273,310	232,376	21,823(9)	14,005,778
	2024	400,000	—	13,709,939	200,000	54,677	14,364,616
Robert Enslin President and Chief Commercial Officer	2025	129,808	500,000	35,845,885	—	3,428(10)	36,479,121
Douglas A. Robinson Executive Advisor	2025	569,672	—	28,768,545(11)	465,422	67,904(12)	29,871,543
	2024	400,000	—	13,709,939	400,000	45,364	14,555,303
	2023	375,000	332,000	12,190,473	—	38,705	12,936,179

(1)
The amounts reported under the Bonus column for Mr. Rowe include a signing bonus of $2,000,000 (paid in two equal installments, one upon his start date and the other on the one-year anniversary of his start date). The amount reported under the Bonus column for Mr. Enslin includes the first installment of a signing bonus of $1,000,000 (payable in two equal installments, one which was paid upon his start date and the other payable on the one-year anniversary of his start date). The reported amount for fiscal 2023 under the Bonus column for Mr. Robinson reflects payment of a bonus pursuant to the cash bonus plan prior to the adoption of the Omnibus Bonus Plan.

(2)
Other than with respect to Mr. Eschenbach’s PVUs, the amounts reported are computed in accordance with ASC Topic 718 based on the closing price of our Class A common stock on the date of grant. The amount reported for Mr. Eschenbach’s PVU award is computed in accordance with ASC Topic 718 using the Monte Carlo simulation model. The assumptions used in calculating the grant date fair value are set forth in Note 14 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2025. Such grant-date fair value does not take into account any forfeitures related to service-based vesting conditions that may occur. These amounts do not reflect the actual economic value that may ultimately be realized by the NEOs.

(3)
For all NEOs, reported amounts reflect payment of bonuses pursuant to the fiscal 2025 cash bonus plan, which was adopted pursuant to the Omnibus Bonus Plan. As described under “Compensation Discussion and Analysis,” the cash bonus amounts earned are based on the performance of Workday relative to predetermined financial and non-financial goals for fiscal 2025 and the performance of the individual NEO. Mr. Enslin was not eligible to participate in the fiscal 2025 cash bonus plan.

(4)
This amount includes (i) matching contributions under Workday’s 401(k) plan of $10,542, (ii) income tax gross-up of $7,333 in respect of guest attendance at a company event and a company gift, (iii) Workday-paid costs for guest attendance at a company event and a company gift, (iv) car service, and (v) personal air travel expenses in the amount of $11,670, which represents the incremental cost to Workday for Mr. Eschenbach’s personal use of a private business jet charter. The incremental cost to Workday from his use of a private business jet charter was based on the variable cost amount billed to us by the private business jet charter company, which does not include a fixed management fee because the private business jet charter is used primarily for business travel. Additional information is set forth in the above section entitled “Elements of Our Executive Compensation Program — Perquisites and Other Personal Benefits.” On occasion, guests of Mr. Eschenbach may accompany him on private aircraft during business trips at a de minimis incremental cost to Workday.

(5)
The amount reported under the Stock Awards column for Mr. Eschenbach in 2023 include (i) $328,089 in grant date fair value of RSUs that were granted to Mr. Eschenbach in June 2022 in connection with his service as a non-employee director on our Board of Directors, and (ii) $102,235,008 in grant date fair value of the RSUs and PVUs that were granted to Mr. Eschenbach in December 2022 in connection with his appointment as our Co-Chief Executive Officer.

(6)
This amount includes (i) matching contributions under Workday’s 401(k) plan of $13,258, (ii) income tax gross-up in respect of a company gift in the amount of $190, (iii) a company gift, and (iv) a wellness program reimbursement.

(7)
This amount includes (i) matching contributions under Workday’s 401(k) plan of $1,965, (ii) aggregate incremental costs paid by Workday for security arrangements provided for Mr. Bhusri that are in addition to security arrangements provided while at work or on business travel and for his family in the amount of $3,364,137, and (iii) personal air travel expenses in the amount of $327,938, which represent the incremental cost to Workday for Mr. Bhusri’s personal use of our corporate aircraft. We determine the incremental cost of the personal use of our corporate aircraft based on the variable operating costs to us, which includes (a) trip-related landing, ramp, and parking fees and expenses; (b) crew travel expenses; (c) supplies and catering; (d) aircraft fuel and oil expenses; and (e) personal security arrangements during personal use of corporate aircraft. Because the corporate aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on

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usage, such as the salaries of pilots and crew, purchase or lease costs of our corporate aircraft, and costs of maintenance and upkeep. On occasion, guests of Mr. Bhusri may accompany him on private aircraft during business trips at a de minimis incremental cost to Workday. Additional information is set forth in the above section entitled “Elements of Our Executive Compensation Program — Perquisites and Other Personal Benefits.”
(8)
This amount includes the grant date fair value of a fiscal 2024 RSU award granted to Mr. Bhusri ($28,122,190), as well as the incremental fair value required to be reported under Topic 718 in connection with his transition from Co-Chief Executive Officer to Executive Chair during fiscal 2024. Although no changes were made to the terms of Mr. Bhusri’s fiscal 2023 or 2022 equity awards, his continued service in a new role triggered an accounting modification under Topic 718, which resulted in an incremental expense of $16,153,091 with respect to his fiscal 2023 and 2022 equity awards. No changes were made to the terms or vesting conditions of Mr. Bhusri’s original award agreements. Consistent with our standard equity award terms for all employees, Mr. Bhusri’s awards continue to vest during his continued service. These amounts are non-cash charges reportable for the accounting modification and are not additional amounts received by Mr. Bhusri.

(9)
This amount includes (i) matching contributions under Workday’s 401(k) plan of $11,351, (ii) income tax gross-up in respect of a company gift of $96, (iii) a company gift, (iv) an executive health physical service, (v) a company charitable match, and (vi) internet and cell phone reimbursement.

(10)
This amount includes (i) matching contributions under Workday’s 401(k) plan of $3,029, (ii) income tax gross-up in respect of a company gift in the amount of $118, and (iii) a company gift.

(11)
This amount includes the grant date fair value of a fiscal 2025 RSU award granted to Mr. Robinson ($13,273,310), as well as the incremental fair value required to be reported under Topic 718 in connection with the Robinson Transition in fiscal 2025. Although no changes were made to the terms of Mr. Robinson’s fiscal 2025, 2024, 2023, or 2022 equity awards, his continued service in a new role triggered an accounting modification under Topic 718, which resulted in an incremental expense of $15,495,236 with respect to such equity awards. No changes were made to the terms or vesting conditions of Mr. Robinson’s original award agreements. Consistent with our standard equity award terms for all employees, Mr. Robinson’s awards continue to vest during his continued service. These amounts are non-cash charges reportable for the accounting modification and are not additional amounts received by Mr. Robinson.

(12)
This amount includes (i) matching contributions under Workday’s 401(k) plan of $11,349, (ii) income tax gross-up of $22,077 in respect of Mr. Robinson and guest attendance at a company event and a company gift, (iii) Workday-paid costs for Mr. Robinson’s and guest attendance at a company event in the amount of $30,686, (iv) a company gift, (v) a company charitable match, (vi) a wellness program reimbursement, and (vii) internet and cell phone reimbursement.

Grants of Plan-Based Awards in Fiscal 2025
The following table provides information regarding grants of incentive plan-based awards made to each of our NEOs during fiscal 2025 under our 2022 Equity Incentive Plan.
					Equity Grants
		Estimated Payouts Under Non- Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(2)	Grant Date Fair Value of Stock and Option Awards(3)
Name	Grant Date	Threshold	Target	Maximum
Carl M. Eschenbach	N/A	$900,000	$1,500,000	$2,700,000	—	$—
	4/24/2024	—	—	—	93,490	23,909,133
Zane Rowe	N/A	257,430	429,049	772,289	—	—
	4/22/2024	—	—	—	44,875	11,377,159
Aneel Bhusri	4/24/2024	—	—	—	56,094	14,345,480
Sayan Chakraborty	N/A	172,177	286,961	516,531	—	—
	4/22/2024	—	—	—	52,354	13,273,310
Robert Enslin(4)	N/A	—	—	—	—	—
	1/05/2025	—	—	—	141,773	35,845,885
Douglas A. Robinson	N/A	341,803	569,672	1,025,410	—	—
	4/22/2024	—	—	—	52,354	13,273,310
	11/25/2024	—	—	—	57,885(5)	15,495,236(5)

(1)
Represents estimated payouts under our cash bonus plan. For illustrative purposes, the “threshold” payout amount reported in the table above is based on achieving 60% of the total target payout opportunity and a 100% individual performance multiplier, and the “maximum” payout amounts shown reflect a 120% company performance multiplier and a 150% individual performance multiplier.

(2)
Represents RSUs granted under our 2022 Equity Incentive Plan. Unless otherwise noted, each RSU award vested or will vest as to one-fourth of the underlying shares on approximately the one-year anniversary of grant and then quarterly thereafter, subject to continued service with Workday on the applicable vesting dates.

(3)
The amounts reported are computed in accordance with ASC Topic 718 based on the closing price of our Class A common stock on the date of grant. These amounts do not reflect the actual economic value that may ultimately be realized by the NEOs.

(4)
Mr. Enslin was not eligible to participate in the fiscal 2025 cash bonus plan.

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(5)
The grant date fair value reported in this row represents the incremental fair value required to be reported under Topic 718 in connection with the Robinson Transition in fiscal 2025. Although no changes were made to the terms of Mr. Robinson’s fiscal 2025, 2024, 2023, or 2022 equity awards, his continued service in a new role triggered an accounting modification under Topic 718, which resulted in an incremental expense of $15,495,236 with respect to such equity awards. The number of shares reported in this row represent the number of previously granted shares subject to the accounting modification. No changes were made to the terms or vesting conditions of Mr. Robinson’s original award agreements. Consistent with our standard equity award terms for all employees, Mr. Robinson’s awards continue to vest during his continued service. These amounts are non-cash charges reportable for the accounting modification and are not additional amounts received by Mr. Robinson.

Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding outstanding and unvested RSU and PVU awards held by our NEOs as of January 31, 2025.
		STOCK AWARDS
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested
Carl M. Eschenbach	04/24/2024	93,490	$24,499,989
	12/28/2022	151,826	39,787,522
	12/28/2022	118,084(3)	30,945,093	101,216(4)	$23,865,136(4)
Zane Rowe	04/22/2024	44,875	11,759,943
	07/05/2023	20,642	5,409,443
	07/05/2023	51,605(5)	13,523,606
Aneel Bhusri	04/24/2024	56,094	14,699,994
	04/25/2023	86,499	22,667,928
	04/20/2022	19,968	5,232,814
	04/15/2021	3,699	969,360
Sayan Chakraborty(6)	04/22/2024	52,354	13,719,889
	04/20/2023	44,851	11,753,653
	04/20/2022	19,169	5,023,428
	04/15/2021	4,192	1,098,556
Robert Enslin	01/05/2025	141,773	37,153,032
Douglas A. Robinson(7)	04/22/2024	52,354	13,719,889
	04/20/2023	40,366	10,578,314
	04/20/2022	17,305	4,534,948
	12/15/2021	1,791	469,350
	04/15/2021	1,850	484,811
	03/15/2021	490	128,409

(1)
Unless otherwise noted, each RSU award vested or will vest as to one-fourth of the underlying shares on approximately the one-year anniversary of grant and then quarterly thereafter, subject to continued service with Workday on the applicable vesting dates.

(2)
The market value of unvested RSUs and earned and unvested PVUs is calculated by multiplying the number of unvested shares held by the applicable NEO by the closing price of our Class A common stock on January 31, 2025, the last trading day of our fiscal year, which was $262.06.

(3)
Represents the Tranche 1 and Tranche 2 PVUs granted to Mr. Eschenbach in fiscal 2023 that have achieved their respective share price targets and remain subject to service-based vesting on a monthly basis, fully vesting on December 5, 2027. See “Elements of our Executive Compensation Program — Equity-Based Awards — Eschenbach PVU Awards” for further details.

(4)
Represents the Tranche 3 PVUs granted to Mr. Eschenbach in fiscal 2023 that remain subject to the achievement of the Tranche 3 share price target. The performance period for these PVUs began on December 28, 2024. The market value reported for the Tranche 3 PVUs is based on the fair value on January 31, 2025, computed in accordance with ASC Topic 718 using the Monte Carlo simulation model. See “Elements of our Executive Compensation Program — Equity-Based Awards — Eschenbach PVU Awards” for further details.

(5)
Represents RSUs granted to Mr. Rowe in connection with his appointment as our Chief Financial Officer that vested or will vest as to one-eighth of the underlying shares three months from the vesting start date and then quarterly thereafter, subject to continued service with Workday on the applicable vesting dates.

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(6)
Mr. Chakraborty stepped down as our President, Product and Technology effective March 10, 2025, and continues to vest into his outstanding RSUs so long as he continues to provide services to Workday.

(7)
Mr. Robinson stepped down as our Co-President effective December 2, 2024, and continues to vest into his outstanding RSUs so long as he continues to provide services to Workday. See “Post-Employment Compensation — Post-Employment Terms in Executive Agreements — Robinson Agreement” for further details.

Stock Vested in Fiscal 2025
The following table summarizes the value realized by our NEOs on stock vested during fiscal 2025.
	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Carl M. Eschenbach	138,331	$35,811,101
Zane Rowe	72,247	17,427,169
Aneel Bhusri	98,045	24,885,256
Sayan Chakraborty	46,335	11,664,680
Robert Enslin	—	—
Douglas A. Robinson	58,282	14,774,525

(1)
The value realized on vesting is calculated by multiplying the number of underlying shares at vest by the fair market value of our Class A common stock on the date prior to the applicable vesting dates.

401(k) Plan
We maintain a tax-qualified 401(k) retirement plan for all employees who satisfy certain eligibility requirements. Under our 401(k) plan, employees may elect to defer up to 75% of their eligible compensation subject to applicable annual limits set pursuant to the Code. We intend for the 401(k) plan to qualify, depending on the employee’s election, under Code Section 401 so that contributions by employees to the 401(k) plan, and income earned on those contributions, are not taxable to employees until withdrawn from the 401(k) plan, or under Code Section 402A so that contributions by employees to the 401(k) plan are taxable as income, but qualifying withdrawals and income earned on those contributions are not taxable to employees. We provide a company match for all eligible employees and currently match 50% of the first 6% of eligible compensation contributed by the employee.
Pension Benefits and Nonqualified Deferred Compensation
We do not offer any defined benefit pension plans or nonqualified deferred compensation plans.
CEO Pay Ratio Disclosure
In accordance with SEC rules, we are providing the ratio of the total annual compensation of the Chief Executive Officer during the last completed fiscal year to the total annual compensation of our median compensated employee (“median employee”). The ratio of Mr. Eschenbach’s total annual compensation to that of our median employee’s total annual compensation for fiscal 2025 is 119:1. We believe this ratio is a reasonable estimate, calculated in a manner consistent with SEC rules, based on our payroll and employment records and the methodology described below. As disclosed in the Summary Compensation Table above, the total annual compensation of Mr. Eschenbach for fiscal 2025 was $26,173,192. The total annual compensation of our median employee for fiscal 2025 was $219,720, calculated in the same manner as the compensation for Mr. Eschenbach in accordance with SEC rules.
The pay ratio for Mr. Eschenbach significantly increased from the fiscal 2024 pay ratio because he received only cash compensation during fiscal 2024 and he received both cash compensation and an equity award in fiscal 2025. As disclosed in the “Compensation Discussion and Analysis” section above, Mr. Eschenbach was not eligible for any equity awards in fiscal 2024. For additional information about the compensation of our Chief Executive Officer, see the “Compensation Discussion and Analysis” section elsewhere in this Proxy Statement.
In accordance with SEC rule, we identified a new median employee for fiscal 2025. The methodology we used to determine the median employee for fiscal 2025 is described below and is substantially the same methodology that we
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previously used to determine the median employee. Our determination of which employee was the median employee was based on compensation data for all employees as of November 1, 2024 (the “determination date”), other than Mr. Eschenbach and certain other employees permissibly excluded under the de minimis exception. The compensation data used included the following elements for the 12-month period preceding the determination date:
•
base pay, which included all regular wages, overtime, paid time off, pay related to leaves of absences and leave payout, on call premiums, and allowances;

•
actual cash bonus compensation paid;

•
actual commissions paid; and

•
the grant date fair value of equity awards granted.

Our employee population as of the determination date consisted of 19,358 individuals in the United States and in international locations (including our consolidated subsidiaries) who were employed by us on a full-time, part-time, or seasonal basis, including employees on a leave of absence. This employee population does not include 889 employees from our total workforce from the following jurisdictions, which were excluded under the de minimis exception, as shown in the table below. Contractors and other non-employees were not included in our employee population. Given the even number of employees included in our population, we had two median employees from which we selected the employee with the lower total annual compensation to compute the pay ratio.
Excluded Jurisdiction	Approximate Number of Employees
Austria	17
Belgium	18
Czech Republic	102
Finland	27
France	272
Hong Kong	52
Indonesia	<10
Italy	58
Latvia	69
Malaysia	17
Mexico	86
Norway	<10
South Africa	16
South Korea	40
Sweden	43
Switzerland	47
Taiwan	<10
Thailand	<10
We annualized the base pay for any permanent employees who were hired during the 12-month period preceding the determination date. For employees paid other than in U.S. dollars, we converted their compensation to U.S. dollars using foreign exchange rates in effect as of October 31, 2024. We did not make any cost-of-living adjustments for employees outside of the United States.
In selecting the median employee, reporting companies are permitted to use reasonable estimates, assumptions, and methodologies based on their own facts and circumstances. As such, the pay ratio reported by other companies may not be comparable to the pay ratios reported above, as other companies may have different employment and compensation practices and may utilize different estimates, assumptions, and methodologies in calculating their own pay ratios.
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Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and our other NEOs (“Non-PEO NEOs”) and our performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning our pay-for-performance philosophy and how we structure our executive compensation to drive and reward performance, refer to “Executive Compensation — Compensation Discussion and Analysis.” The amounts shown for “Compensation Actually Paid” have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by our NEOs; these amounts reflect the Summary Compensation Table total with certain adjustments as described in the following table and footnotes.
Year	Summary Compensation Table Total for PEO (Eschenbach) ($)(1)	Compensation Actually Paid to PEO (Eschenbach) ($)(4)(5)	Summary Compensation Table Total for PEO (Bhusri) ($)(2)	Compensation Actually Paid to PEO (Bhusri) ($)(4)	Summary Compensation Table Total for PEO (Fernandez) ($)(2)	Compensation Actually Paid to PEO (Fernandez) ($)(4)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)(6)	Value of Initial Fixed $100 Investment Based On:(7)		Net Income ($ millions)(8)	Adjusted Subscription Revenues ($ millions)(9)
									Total Shareholder Return ($)	Peer Group Total Shareholder Return
(a)	(b)(1)	(c)(1)	(b)(2)	(c)(2)	(b)(3)	(c)(3)	(d)	(e)	(f)	(g)	(h)	(i)
Fiscal 2025	26,173,192	11,431,418	—	—	—	—	22,383,515	15,806,061	142	194	526	7.70
Fiscal 2024	2,521,664	83,532,656	47,334,656(10)	55,478,130	—	—	17,598,668	26,543,948	158	179	1,381	6.61
Fiscal 2023	102,685,309	109,947,072	17,297,412	9,397,020	19,986,871	3,030,084	10,404,679	3,826,484	98	119	(367)	5.58
Fiscal 2022	—	—	18,431,406	19,634,025	22,015,513	27,405,062	9,768,972	11,928,801	137	146	29	4.55
Fiscal 2021	—	—	2,693,925	5,713,506	27,057,774	37,492,416	10,037,001	17,263,222	123	132	(282)	3.79

(1)
Carl Eschenbach served as our Co-Chief Executive Officer from December 20, 2022, through January 2024 and currently serves as our sole Chief Executive Officer.

(2)
Aneel Bhusri served as our Co-Chief Executive Officer from August 2020 through January 2024, the end of our fiscal 2024, and currently serves as our Executive Chair. Chano Fernandez served as our Co-Chief Executive Officer from August 2020 through December 20, 2022.

(3)
The individuals comprising the Non-PEO NEOs for each year are listed below:

Fiscal 2025	Fiscal 2024	Fiscal 2023	Fiscal 2022	Fiscal 2021
Aneel Bhusri	James J. Bozzini	James J. Bozzini	James J. Bozzini	James J. Bozzini
Sayan Chakraborty	Sayan Chakraborty	Barbara A. Larson	Douglas A. Robinson	Richard H. Sauer
Robert Enslin	Barbara A. Larson	Douglas A. Robinson	Richard H. Sauer	Robynne D. Sisco
Douglas A. Robinson	Douglas A. Robinson	Richard H. Sauer	Robynne D. Sisco
Zane Rowe	Zane Rowe

(4)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as required by Item 402(v) of Regulation S-K, as set forth in the tables below. The fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns has been estimated pursuant to the guidance in ASC Topic 718. The fair values of RSU and PVU awards that are subject to solely service-based vesting criteria are calculated using the closing price of our Class A common stock on applicable year-end dates, or, in the case of vesting dates, the closing price on the date prior to the applicable vesting dates.

(5)
Compensation Actually Paid to Mr. Eschenbach for fiscal 2025 reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:

Fiscal 2025
Total Reported in Summary Compensation Table (SCT)($)	26,173,192
Less, value of Stock Awards reported in SCT	23,909,133
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding	24,499,989
Plus, Change in Fair Value of Prior Year Awards that are Unvested and Outstanding(i)	(10,879,727)
Plus, FMV of Awards Granted this Year and that Vested this Year	—
Plus, Change in Fair Value (from prior year-end) of Prior Year Awards that Vested this year(ii)	(4,452,903)
Less Prior Year Fair Value of Prior Year Awards that Failed to vest this year	—
Total Adjustments	9,167,359
Compensation Actually Paid	11,431,418
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(i)
Reflects Mr. Eschenbach’s unvested time-based RSUs, unearned portions of the PVU award that remain eligible for achievement and earned portion of the PVU award that remain subject to on-going time based vesting. The change in fair value for the unearned portion of the PVU award is computed in accordance with ASC Topic 718 using the Monte Carlo simulation model, including updated input variables for such model, as of January 31, 2025. The amount does not reflect the actual economic value that may ultimately be realized by Mr. Eschenbach.

(ii)
Reflects Mr. Eschenbach’s time-based RSUs that vested during fiscal 2025 and earned portions of the PVU award that also became time-vested during fiscal 2025. The amount does not reflect the actual economic value that may ultimately be realized by Mr. Eschenbach.

(6)
The average Compensation Actually Paid to the Non-PEO NEOs reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:

Fiscal 2025
Total Reported in Summary Compensation Table (SCT)($)	22,383,515
Less, value of Stock Awards reported in SCT	20,722,076
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding	18,210,549
Plus, Change in Fair Value of Prior Year Awards that are Unvested and Outstanding	(1,812,701)
Plus, FMV of Awards Granted this Year and that Vested this Year	—
Plus, Change in Fair Value (from prior year-end) of Prior Year Awards that Vested this year	(2,253,226)
Less Prior Year Fair Value of Prior Year Awards that Failed to vest this year	—
Total Adjustments	14,144,621
Compensation Actually Paid	15,806,061

(7)
The Peer Group Total Shareholder Return set forth in this table utilizes the S&P 1500 Application Software Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2025. The comparison assumes $100 was invested for the period starting January 31, 2020, through the end of the listed year in Workday Class A common stock and in the S&P 1500 Application Software Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(8)
The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable fiscal year.

(9)
We determined adjusted subscription revenue to be the most important financial performance measure (that is not otherwise required to be disclosed in the table) used to link company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in fiscal 2025. Subscription revenue primarily consist of fees that give our customers access to our cloud applications, which include related customer support. Subscription revenue is recognized over time as services are delivered and consumed concurrently over the contractual term, beginning on the date our service is made available to the customer. Adjusted subscription revenue is subscription revenue adjusted for the impact of foreign currency rate fluctuations and certain acquisitions. See Appendix A for a reconciliation of GAAP subscription revenue to adjusted subscription revenue.

(10)
The fiscal 2024 amount reported for Mr. Bhusri in this column includes the grant date fair value of a fiscal 2024 RSU award granted to Mr. Bhusri ($28,122,190), as well as the incremental fair value relating to Mr. Bhusri’s fiscal 2023 and 2022 equity awards required to be reported under Topic 718 in connection with Mr. Bhusri’s transition from Co-Chief Executive Officer to Executive Chair during fiscal 2024, as further discussed above in Footnote 8 to the Summary Compensation Table. These amounts are non-cash charges reportable for the accounting modification and are not additional amounts received by Mr. Bhusri.

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Analysis of the Information Presented in the Pay versus Performance Table
In accordance with Item 402(v) of Regulation S-K, we are providing the following depictions of the relationships between information presented in the Pay versus Performance table.
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”) and Peer Group TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, our cumulative TSR, and the cumulative TSR of the S&P 1500 Application Software Index over the four most recently completed fiscal years.
Compensation Actually Paid versus Total Shareholder Return
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the four most recently completed fiscal years.
Compensation Actually Paid versus Net Income
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Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Adjusted Subscription Revenue
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our adjusted subscription revenue during the four most recently completed fiscal years.
Compensation Actually Paid versus Adjusted Subscription Revenue
Tabular List of Most Important Financial and Non-Financial Performance Measures
The following table is an unranked list of the financial and non-financial performance measures that we consider having been the most important in linking Compensation Actually Paid to our PEO and non-PEO NEOs for fiscal 2025 to company performance, as further described in “Executive Compensation — Compensation Discussion and Analysis”. Time-vesting equity compensation makes up a material portion of the total compensation for our executives, thus, the price of our Class A common stock directly ties to Compensation Actually Paid.
Adjusted Subscription Revenue Annual Customer Satisfaction Score Workday Class A Common Stock Price
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EQUITY COMPENSATION PLAN INFORMATION
Securities Authorized for Issuance Under Equity Compensation Plans
The following table includes information as of January 31, 2025, for (i) our active plans, which include the 2022 Equity Incentive Plan and our Amended and Restated 2012 Employee Stock Purchase Plan, (ii) our prior 2012 Equity Incentive Plan, and (iii) the 2013 Adaptive Insights Equity Incentive Plan, which was assumed by Workday:
Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	14,715,452 (2)	$28.97	19,676,335 (3)
Equity compensation plans not approved by security holders	—	—	—

(1)
The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.

(2)
Included in this amount are 2,040,249 RSUs that were previously issued under the 2012 Equity Incentive Plan, and 71,529 options that were previously issued under the 2013 Adaptive Insights Equity Incentive Plan and subsequently assumed by Workday.

(3)
Included in this amount are 2,476,338 shares available for future issuance under the Amended and Restated 2012 Employee Stock Purchase Plan.

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SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 7, 2025, certain information regarding beneficial ownership of our common stock by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Class A common stock or Class B common stock, (b) each current director and nominee for director, (c) the NEOs (as defined in “Executive Compensation” above), and (d) all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Class A common stock or Class B common stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 216,635,333 shares of Class A common stock and 50,846,930 shares of Class B common stock outstanding on April 7, 2025. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to RSUs that will become vested and settleable, within 60 days of April 7, 2025. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Workday, Inc., 6110 Stoneridge Mall Road, Pleasanton, California 94588.
	Shares Beneficially Owned				% of Total Voting Power(1)
	Class A		Class B
Name of Beneficial Owner	Shares	%	Shares	%
Named Executive Officers and Directors
Carl M. Eschenbach(2)	249,355	*	—	—	*
Aneel Bhusri(3)	404,220	*	50,495,228	99%	70%
Sayan Chakraborty(4)	33,204	*	—	—	*
Robert Enslin	—	*	—	—	*
Douglas A. Robinson(5)	87,607	*	—	—	*
Zane Rowe(6)	61,198		—	—
Thomas F. Bogan(7)	46,657	*	—	—	*
Elizabeth Centoni	—	*	—	—	*
Lynne M. Doughtie(8)	10,194	*	—	—	*
Wayne A.I. Frederick, M.D.(9)	5,205	*	—	—	*
Mark J. Hawkins(10)	5,712	*	—	—	*
Michael M. McNamara(11)	28,893	*	—	—	*
Rhonda J. Morris	—	*	—	—	*
Michael L. Speiser(12)	1,555	*	—	—	*
George J. Still, Jr.(13)	234,031	*	—	—	*
Jerry Yang(14)	96,194	*	—	—	*

Current Executive Officers and Directors as a Group (19 persons)(15)	1,162,552	*	50,495,228	99%	70%

5% Stockholders
David A. Duffield(16)	147,997	*	50,495,228	99%	70%
BlackRock, Inc. and affiliates(17)	17,540,102	8%	—	—	2%
The Vanguard Group, Inc. and affiliates(18)	20,142,800	9%	—	—	3%

*
Less than 1%

(1)
Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. The holders of our Class B common stock are entitled to 10 votes per share, and holders of our Class A common stock are entitled to one vote per share.

(2)
Includes (i) 212,782 shares of Class A common stock held directly by Mr. Eschenbach, (ii) 18,978 RSUs and 6,748 PVUs held directly by Mr. Eschenbach that vest within 60 days of April 7, 2025, and will be settled in shares of Class A common stock, and (iii) 10,847 shares of Class A Common Stock held by the Eschenbach Family Trust dtd 4/15/2014, of which Mr. Eschenbach and his spouse each have sole voting and dispositive powers.

(3)
Includes (i) 404,220 shares of Class A common stock held directly by Mr. Bhusri, (ii) 8,126,443 shares of Class B common stock held directly by Mr. Bhusri, (iii) 5,000 shares of Class B common stock held by Mr. Bhusri’s minor child, of which Mr. Bhusri has sole voting and dispositive power, and (iv) 42,363,785 shares of Class B common stock held by The David A. Duffield Trust dated July 14, 1988 (the “Duffield Trust”) which

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

are subject to a voting agreement entered into by Messrs. Duffield and Bhusri (the “Voting Agreement”). The shares of Class B common stock held by Mr. Bhusri and his minor child are subject to the Voting Agreement.
(4)
Includes (i) 624 shares of Class A common stock held directly by Mr. Chakraborty, (ii) 22,864 RSUs held directly by Mr. Chakraborty that vest within 60 days of April 7, 2025, and will be settled in shares of Class A common stock, and (iii) 9,716 shares of Class A common stock held by the S. Chakraborty & J. Franklin Living Trust dtd 02/05/02, of which Mr. Chakraborty and his spouse have sole voting and dispositive powers.

(5)
Includes (i) 87,160 shares of Class A common stock held directly by Mr. Robinson and (ii) 447 RSUs held directly by Mr. Robinson that vest within 60 days of April 7, 2025, and will be settled in shares of Class A common stock.

(6)
Includes (i) 61,198 shares of Class A common stock held directly by Mr. Rowe.

(7)
Includes (i) 44,896 shares of Class A common stock held directly by Mr. Bogan and (ii) 1,761 RSUs held directly by Mr. Bogan that vest within 60 days of April 7, 2025, and will be settled in shares of Class A common stock.

(8)
Includes (i) 8,470 shares of Class A common stock held directly by Ms. Doughtie and (ii) 1,724 RSUs held directly by Ms. Doughtie that vest within 60 days of April 7, 2025, and will be settled in shares of Class A common stock.

(9)
Includes (i) 3,650 shares of Class A common stock held directly by Dr. Frederick and (ii) 1,555 RSUs held directly by Dr. Frederick that vest within 60 days of April 7, 2025, and will be settled in shares of Class A common stock.

(10)
Includes (i) 3,681 shares of Class A common stock held directly by Mr. Hawkins and (ii) 2,031 RSUs held directly by Mr. Hawkins that vest within 60 days of April 7, 2025, and will be settled in shares of Class A common stock.

(11)
Includes (i) 26,056 shares of Class A common stock held directly by Mr. McNamara, (ii) 1,837 RSUs held directly by Mr. McNamara that vest within 60 days of April 7, 2025, and will be settled in shares of Class A common stock, and (iii) 1,000 shares of Class A Common Stock held by the McNamara Family Trust U/A DTD 10/11/2001, of which Mr. McNamara and his spouse have joint voting and dispositive powers.

(12)
Includes 1,555 RSUs held directly by Mr. Speiser that vest within 60 days of April 7, 2025, and will be settled in shares of Class A common stock.

(13)
Includes (i) 42,129 shares of Class A common stock held directly by Mr. Still, (ii) 2,118 RSUs held directly by Mr. Still that vest within 60 days of April 7, 2025, and will be settled in shares of Class A common stock, (iii) 75,000 shares of Class A common stock held by the Still Family Trust, of which Mr. Still and his spouse each have sole voting and dispositive powers, and (iv) 114,784 shares of Class A common stock held by Still Family Partners, LLC, of which Mr. Still has joint voting and dispositive powers with his children.

(14)
Includes (i) 91,914 shares of Class A common stock held directly by Mr. Yang, (ii) 1,780 RSUs held directly by Mr. Yang that vest within 60 days of April 7, 2025, and will be settled in shares of Class A common stock, and (iii) 2,500 shares of Class A common stock held by the JY Trust, of which Mr. Yang has sole voting and dispositive power.

(15)
Includes (i) 19,338 shares of Class A common stock held directly by executive officers who are not named in the table, and (ii) the shares of Class A common stock described in footnotes 2, 3, and 6 through 14 above.

(16)
Includes (i) 102,997 shares of Class A common stock held directly by Mr. Duffield through the Duffield Trust, for which Mr. Duffield exercises sole voting and dispositive power, (ii) 45,000 shares of Class A common stock held by the Dave and Cheryl Duffield Foundation, of which Mr. Duffield and his spouse have joint voting and dispositive power, (iii) 42,363,785 shares of Class B common stock held by the Duffield Trust, of which Mr. Duffield has sole voting and dispositive power and are subject to the Voting Agreement, and (iv) 8,131,443 shares of Class B common stock held by Mr. Bhusri and his minor child which are subject to the Voting Agreement.

(17)
Based on information contained in Amendment 4 to a Schedule 13G filed by Blackrock, Inc. (“BlackRock”) on February 5, 2025, on its own behalf and on behalf of certain of its subsidiaries specified on Exhibit A to the Schedule 13G, Blackrock has sole voting power over 15,869,967 shares of Class A common stock and sole dispositive power over 17,540,102 shares of Class A common stock. BlackRock is located at 50 Hudson Yards, New York, NY 10001.

(18)
Based on information contained in Amendment 10 to a Schedule 13G filed by The Vanguard Group (“Vanguard”) on January 31, 2025, on its own behalf and on behalf of certain of its subsidiaries specified on Exhibit A to the Schedule 13G/A, Vanguard has shared voting power over 278,594 shares of Class A common stock, sole dispositive power over 19,163,631 shares of Class A common stock, and shared dispositive power over 979,169 shares of Class A common stock. Vanguard is located at 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

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DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of our common stock to file reports of initial ownership and changes of ownership of our securities with the SEC. Based on information submitted to us by these reporting persons and our review of copies of such reports received by us, we believe that all required Section 16(a) filings for fiscal 2025 were timely filed, other than a Form 4 for David A. Duffield that was filed late on July 3, 2024, a Form 4 for Carl M. Eschenbach that was filed late on March 3, 2024, a Form 4 for Carl M. Eschenbach that was filed late on June 11, 2024, a Form 4 for Douglas A. Robinson that was filed late on June 11, 2024, and a Form 4 for George J. Still, Jr. that was filed late on October 25, 2024.
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EMPLOYMENT ARRANGEMENTS AND
INDEMNIFICATION AGREEMENTS
Employment Arrangements
Each of our NEOs is employed “at will.” We have entered into written employment agreements or offer letters with certain of our NEOs, as described below.
Carl M. Eschenbach
In connection with Mr. Eschenbach’s appointment as our Co-Chief Executive Officer in 2022, we entered into an employment agreement with Mr. Eschenbach on December 20, 2022. Pursuant to the employment agreement, Mr. Eschenbach’s initial base salary was established at $1,000,000 per year, with a variable compensation target of 150% per year. Mr. Eschenbach was granted the following equity awards: (i) an RSU award with a target grant value of $50,000,000 that vests over four years (the “New Hire Award”), (ii) an RSU award with a target grant value of $10,000,000 that vests over one year (the “Special RSU”), (iii) an RSU award with a target grant value of $5,000,000 that vests over one year, provided that Mr. Eschenbach purchased $2,000,000 worth of Workday Class A common stock on the public market within 12 months of his start date (the “Additional Special RSU”), and (iv) a PVU award with a target grant value of $50,000,000. Please see “Elements of our Compensation Program” above for further information about Mr. Eschenbach’s compensation package. Mr. Eschenbach’s employment is at will and may be terminated at any time, with or without cause. For further information about the benefits that Mr. Eschenbach may be eligible to receive in connection with certain terminations, please see “Potential Payments Upon Termination or Change in Control — Carl M. Eschenbach” below.
Zane Rowe
We entered into an offer letter agreement with Mr. Rowe, our Chief Financial Officer, on May 23, 2023. Pursuant to the offer letter, Mr. Rowe’s initial base salary was established at $700,000 per year, with a variable compensation target of 50% per year. Pursuant to the offer letter, Mr. Rowe received a one-time hiring bonus of $2,000,000, 50% of which was paid shortly following his start date, which was subject to repayment if he is terminated for cause or resigns without good reason within the first year of employment, and 50% of which was paid upon the one year anniversary of his start date. On July 5, 2023, in accordance with the terms of his offer letter, Mr. Rowe was granted two RSU awards with target grant values of $18,000,000 each, with one award vesting over four years and the other vesting over two years. Please see “Elements of our Compensation Program” above for further information about Mr. Rowe’s compensation package. Mr. Rowe’s employment is at will and may be terminated at any time, with or without cause. For further information about the benefits that Mr. Rowe may be eligible to receive in connection with certain terminations, please see “Potential Payments Upon Termination or Change in Control — Zane Rowe” below.
Robert Enslin
We entered into an offer letter agreement with Mr. Enslin, our President, Chief Commercial Officer, on November 25, 2024. Pursuant to the offer letter, Mr. Enslin’s initial base salary was established at $750,000 per year, with a variable compensation target of 100% per year. Pursuant to the offer letter, Mr. Enslin is eligible to receive a one-time hiring bonus of $1,000,000, 50% of which was paid shortly following his start date and 50% of which will be paid upon the one-year anniversary of his start date. On January 5, 2025, in accordance with the terms of his offer letter, Mr. Enslin was granted an RSU award with a target grant value of $38,000,000, vesting over four years. Please see “Elements of our Compensation Program” above for further information about Mr. Enslin’s compensation package. Mr. Enslin’s employment is at will and may be terminated at any time, with or without cause. For further information about the benefits that Mr. Enslin may be eligible to receive in connection with certain terminations, please see “Potential Payments Upon Termination or Change in Control” below.
Potential Payments Upon Termination or Change in Control
Our Executive Severance Policy is applicable to our NEOs and certain other participants. Under the Executive Severance Policy, a participant is eligible to receive cash payments and accelerated vesting of certain equity awards in the event of a qualifying termination of the participant’s employment (i) without cause, outside of a change in control of Workday (referred to as a “Non-CIC Qualifying Termination” in the Executive Severance Policy), or (ii) without cause or for good
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reason, in connection with a change in control of Workday (referred to as a “CIC Qualifying Termination” in the Executive Severance Policy). As described below, Messrs. Eschenbach and Rowe have certain additional benefits pursuant to their employment letters.
	Chief Executive Officer	All Other Eligible Executive Officers
Non-CIC Qualifying Termination(1)	• The payments and acceleration benefits under “All Other Eligible Executive Officers” • An additional lump sum cash payment equal to one times the target annual bonus
•
A lump sum cash payment equal to annual base salary

•
A lump sum cash payment equal to the target annual bonus, subject to certain pro rata adjustments

•
Acceleration of time-based outstanding equity awards that would have vested within 12 months following the Non-CIC Qualifying Termination, other than equity awards (except for new hire awards) granted within the 12 months prior to the Non-CIC Qualifying Termination

•
A lump sum cash payment equal to 12 months of COBRA premiums

CIC Qualifying Termination(1)
•
A lump sum cash payment equal to two times annual base salary

•
A lump sum cash payment equal to two times the target annual bonus

•
Acceleration of all outstanding time-based outstanding equity awards

•
A lump sum cash payment equal to 24 months of COBRA premiums

•
A lump sum cash payment equal to annual base salary

•
A lump sum cash payment equal to the target annual bonus

•
Acceleration of all outstanding time-based outstanding equity awards

•
A lump sum cash payment equal to 12 months of COBRA premiums

(1)
Pursuant to the terms of the Executive Severance Policy, a participant is entitled to receive the greater of the benefits under the Executive Severance Policy or the benefits provided for under arrangements entered into by and between the participant and Workday prior to the effective date of the Executive Severance Policy.

Carl M. Eschenbach
As the protection period under his employment agreement with respect to benefits payable to Mr. Eschenbach in the event of a termination without cause outside of a change in control has expired, in the event that Mr. Eschenbach’s employment is terminated in connection with a Non-CIC Qualifying Termination, he will be entitled to receive the Non-CIC Qualifying Termination benefits under the Executive Severance Policy. In the event that Mr. Eschenbach’s employment is terminated in connection with a CIC Qualifying Termination, and Mr. Eschenbach delivers a release of claims in favor of Workday, he will be entitled to receive the CIC Qualifying Termination benefits pursuant to the Executive Severance Policy set forth in the table above; provided that the PVU award will accelerate only to the extent that any previously unachieved price hurdles are achieved based on the price per share paid in such change in control. In addition, in the event of the termination of Mr. Eschenbach’s employment in connection with a change in control such that he becomes entitled to the acceleration benefits described above, then if requested by Workday, he will enter into a non-competition agreement of reasonable scope and duration upon the closing of a change in control, as a condition to the receipt of such benefits.
Zane Rowe
Mr. Rowe’s offer letter provides that he is entitled to certain payments and accelerated vesting if his employment is terminated without cause (as defined in the Executive Severance Policy) through June 12, 2025, other than in connection with a change in control, and Mr. Rowe delivers a general release of claims in favor of Workday. In such case, he will be entitled to receive: (i) 12 months of his base salary; (ii) a cash incentive plan payout equal to 50% of his base salary; and (iii) accelerated vesting of such number of shares subject to any then outstanding equity awards that would have vested in the 12 months following such termination. Mr. Rowe will have substantially similar benefits in the event of a Non-CIC Qualifying Termination under our Executive Severance Policy, which will apply after the offer letter’s two-year protection
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period. Mr. Rowe is also eligible to receive the CIC Qualifying Termination benefits set forth in the Executive Severance Policy and as stated in the table above.
The following table sets forth quantitative estimates of the benefits that would have accrued to our NEOs pursuant to our Executive Severance Policy in the event of a Non-CIC Qualifying Termination or a CIC Qualifying Termination, assuming their employment had terminated as of January 31, 2025, the last day of fiscal 2025.
Pursuant to company policy, if our NEOs are terminated due to death or permanent disability, all outstanding time-based equity awards will vest upon termination. The quantitative estimates payable to our NEOs upon termination due to death or permanent disability are equal to the amounts disclosed in the “Intrinsic Value of Accelerated Equity Awards” column for CIC Qualifying Termination in the table below.
Name	Cash Severance	Cash Target Bonus	Benefit Continuation	Intrinsic Value of Accelerated Equity Awards	Total
				RSU and PVU Awards(1)
Carl M. Eschenbach
Non-CIC Qualifying Termination(2)	2,500,000	1,500,000	52,310	29,177,498	33,229,808
CIC Qualifying Termination(3)	2,000,000	3,000,000	104,619	70,732,615	75,837,234
Zane Rowe
Non-CIC Qualifying Termination(4)	720,000	432,000	49,072	15,963,647	17,164,719
CIC Qualifying Termination	720,000	432,000	49,072	30,692,991	31,894,063
Aneel Bhusri
Non-CIC Qualifying Termination	65,000	—	19,466	15,230,141	15,314,607
CIC Qualifying Termination	65,000	—	19,466	43,570,096	43,654,562
Sayan Chakraborty
Non-CIC Qualifying Termination	625,000	375,000	49,072	9,148,777	10,197,848
CIC Qualifying Termination	625,000	375,000	49,072	31,595,526	32,644,598
Robert Enslin
Non-CIC Qualifying Termination	750,000	—	42,198	9,288,193	10,080,391
CIC Qualifying Termination	750,000	—	42,198	37,153,032	37,945,231
Douglas A. Robinson
Non-CIC Qualifying Termination	625,000	625,000	52,310	9,411,885	10,714,195
CIC Qualifying Termination	625,000	625,000	52,310	29,915,721	31,218,031

(1)
The estimated benefit amount of unvested RSUs was calculated by multiplying the applicable number of unvested RSUs held by the applicable NEO by the closing price of our Class A common stock on January 31, 2025, the last trading day of our fiscal year, which was $262.06.

(2)
Reflects benefits Mr. Eschenbach may be eligible to receive under the Executive Severance Policy. The value of accelerated vesting for Mr. Eschenbach includes (i) outstanding time-based RSUs vesting in the next 12 months and (ii) outstanding Tranche 1 and Tranche 2 PVUs vesting in the next 12 months that remain subject to the service vesting requirement as of January 31, 2025, and is calculated based on the closing price of our Class A common stock on January 31, 2025, the last trading day of our fiscal year, which was $262.06.

(3)
The value of accelerated vesting for Mr. Eschenbach includes (i) outstanding time-based RSUs as of January 31, 2025, and (ii) the outstanding Tranche 1 and Tranche 2 PVUs that remain subject to the service vesting requirement. The Price Hurdle for Tranche 3 ($272.72) would not be achieved when using $262.06, the closing price of our Class A common stock on January 31, 2025, as the assumed change in control per share value. The estimate benefit amount of the PVUs was calculated by multiplying the number of outstanding unvested PVUs in Tranche 1 and Tranche 2 by the closing price of our Class A common stock on January 31, 2025, which was $262.06.

(4)
Reflects benefits Mr. Rowe may be eligible to receive under his offer letter as it provides greater aggregate benefits than the Executive Severance Policy.

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Indemnification Arrangements
Our Certificate of Incorporation contains provisions that limit the liability of our directors and officers for monetary damages to the fullest extent permitted by the Delaware General Corporation Law. Consequently, our directors will not be personally liable to us or our stockholders and officers will not be personally liable to our stockholders for monetary damages for any breach of fiduciary duties, except liability for:
•
any breach of the director’s or officer’s duty of loyalty to us or our stockholders;

•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•
any transaction from which the director or officer derived an improper personal benefit.

Our Certificate of Incorporation and our Bylaws require us to indemnify our directors and officers to the maximum extent not prohibited by the Delaware General Corporation Law and allow us to indemnify other employees and agents as set forth in the Delaware General Corporation Law. Subject to certain limitations, our Bylaws also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted.
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers, and certain of our key employees, in addition to the indemnification provided for in our Bylaws. These agreements, among other things, require us to indemnify our directors, officers, and key employees for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts actually and reasonably incurred by such director, officer, or key employee in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which the person provides services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors, officers, and key employees for the defense of any action for which indemnification is required or permitted.
We believe that these charter provisions and indemnification agreements are necessary to attract and retain qualified persons such as directors, officers, and key employees. We also maintain directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in our Certificate of Incorporation and Bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.
At present, there is no pending litigation or proceeding involving any of our directors or executive officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling us, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
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QUESTIONS AND ANSWERS
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. The term “proxy materials” includes this Proxy Statement and our Annual Report on Form 10-K for fiscal 2025.
How does the Board of Directors recommend I vote on these proposals?
Proposal 1

The election to our Board of Directors of the following three nominees to serve as Class I directors until the 2028 Annual Meeting of Stockholders: Carl M. Eschenbach, Michael M. McNamara, Michael L. Speiser, and Jerry Yang

Proposal 2
A proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2026
Proposal 3
A proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement
Why are you holding a virtual meeting and how can stockholders attend?
We believe hosting our Annual Meeting virtually helps to reduce costs, expand access, and enable improved communication. Stockholders are able to attend our Annual Meeting, vote, and ask questions online from around the world. To participate in our virtual Annual Meeting, visit www.virtualshareholdermeeting.com/WDAY2025 and input the 16-digit control number included in the Internet Notice, your proxy card, or the voting instruction form sent by your broker.
Who is entitled to vote?
Holders of our common stock as of the close of business on April 7, 2025, which our Board of Directors established as the Record Date, may vote at the Annual Meeting. As of the Record Date, there were 216,635,333 shares of Class A common stock outstanding and 50,846,930 shares of Class B common stock outstanding. In deciding all matters at the Annual Meeting, each holder of Workday Class A common stock is entitled to one vote for each share held as of the close of business on the Record Date, and each holder of Workday Class B common stock is entitled to 10 votes for each share held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors
How do I vote?
There are four ways for stockholders of record to vote, depending on whether you received only the Internet Notice or a printed copy of the proxy materials. In all cases, a 16-digit control number is required to vote. The control number will be included in the Internet Notice, on your proxy card, or on the voting instruction form received from your broker, bank, or other nominee.
•
Online Prior to the Annual Meeting. Please visit www.proxyvote.com, available 24 hours a day, seven days a week, until 11:59 p.m. EDT on June 3, 2025, and enter your control number to submit your proxy.

•
Online During the Annual Meeting. To vote on June 4, 2025 at the Annual Meeting, please visit www.virtualshareholdermeeting.com/WDAY2025 and enter your control number to submit your proxy. The live audio webcast will begin promptly at 9:00 a.m. PDT. Online access will open approximately 15 minutes prior to the start of the meeting to allow time for you to log in and test your system. If you experience technical difficulties, please call the help number listed on the virtual stockholder meeting website for assistance.

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•
Phone. If you received a copy of the proxy materials, you may vote by calling 1-800-690-6903 toll-free, available 24 hours a day, seven days a week, until 11:59 p.m. EDT on June 3, 2025, and entering your control number to submit your proxy.

•
Mail. If you received a proxy card or voting instruction form, you may submit your proxy by completing and mailing it to the specified address. Your proxy card or voting instruction form must be received prior to the Annual Meeting.

Even if you plan on attending the virtual Annual Meeting, we encourage you to vote your shares in advance to ensure that your vote will be represented at the meeting.
Can I change my vote?
You can revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting, in which case only your latest, validly-executed proxy that you submit will be counted. To change your vote or revoke your proxy, you must do one of the following:
•
enter a new vote online or by telephone pursuant to the above instructions;

•
return a later-dated proxy card or voting instruction form so that it is received prior to the Annual Meeting;

•
notify the Corporate Secretary of Workday, in writing, c/o Workday, Inc., 6110 Stoneridge Mall Road, Pleasanton, California, 94588, Attn: Corporate Secretary; or

•
vote online during the virtual Annual Meeting pursuant to the above instructions.

Who is Workday’s transfer agent?
Workday’s transfer agent is Equiniti Trust Company, LLC (“EQ”). You may email EQ at helpAST@equiniti.com or you may call EQ at 718-921-8124 Monday through Friday between 5:00 a.m. to 5:00 p.m. PDT. Materials may be mailed to Equiniti at:
Workday Shareholder Services
c/o Equiniti Trust Company, LLC
55 Challenger Road, Floor 2
Ridgefield Park, NJ 07660
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. The persons named in the proxy have been designated as proxies by our Board. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares at the adjourned meeting date as well, unless you have properly revoked your proxy instructions, as described above.
What is a quorum?
The presence of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the meeting will constitute a quorum at the meeting. Your shares will be counted as present at the meeting if you attend and vote online during the virtual Annual Meeting or if you have properly submitted a proxy. Except as otherwise expressly provided by our Certificate of Incorporation or by law, the holders of shares of Class A common stock and Class B common stock will vote together as a single class on all matters submitted to a vote. Each holder of Class A common stock will have the right to one vote per share of Class A common stock and each holder of Class B common stock will have the right to 10 votes per share of Class B common stock. A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted, referred to as an abstention, with respect to a particular matter. In addition, a broker may not be permitted to vote stock (broker non-vote) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy that are not
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QUESTIONS AND ANSWERS

being voted on a particular matter because of broker non-votes will count for purposes of determining the presence of a quorum. Abstentions are voted neither “for” nor “against” a matter but are also counted in the determination of a quorum.
How many votes are needed for approval of each matter?
•
Proposal No. 1: The election of each nominee to the Board of Directors requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against a nominee.

•
Proposal No. 2: The ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.

•
Proposal No. 3: The advisory vote regarding approval of our named executive officers’ compensation requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the Annual Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.

Because Proposal No. 3 is an advisory vote, the results will not be binding on Workday’s Board or Workday. The Compensation Committee and the Board will consider the outcome of the proposal when establishing or modifying the compensation of our named executive officers.
How are proxies solicited for the Annual Meeting?
The Board of Directors is soliciting proxies for use at the Annual Meeting. We have engaged D.F. King & Co., Inc., a proxy solicitation firm, for assistance in connection with the Annual Meeting at a cost of approximately $12,500, plus reasonable out-of-pocket expenses. All expenses associated with this solicitation will be borne by Workday. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to you if a broker or other nominee holds your shares.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokers and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole routine matter — the proposal to ratify the appointment of Ernst & Young LLP. Your broker will not have discretion to vote on Proposals No. 1 or 3 absent direction from you, as they are considered “non-routine” matters.
Why did I receive a notice regarding the availability of proxy materials electronically instead of a full set of proxy materials?
In accordance with SEC rules, we have elected to furnish our proxy materials, including this Proxy Statement and our fiscal 2025 Annual Report to Stockholders, primarily online. Beginning on or about April 23, 2025, the Internet Notice is being mailed to our stockholders, which contains notice of the Annual Meeting and instructions on how to access our proxy materials online, how to vote online, and how to request a paper or email copy of the proxy materials. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by email by following the instructions contained in the Internet Notice. We encourage stockholders to take advantage of the availability of the proxy materials online to help reduce both the impact on the environment and the administrative costs of our annual meetings.
What does it mean if multiple members of my household are stockholders, but we only received one Internet Notice or full set of proxy materials in the mail?
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for notices and proxy materials with respect to two or more stockholders sharing the same address by delivering a single notice or set of proxy materials addressed to those stockholders, unless an affected stockholder has provided contrary instructions. This practice, known as “householding,” helps to reduce our printing and postage costs, reduces the amount of mail you receive, and helps to preserve the environment.
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Once you have elected householding of your communications, householding will continue until you are notified otherwise or until you revoke your consent, which may be done at any time by contacting your bank or broker, or, if you are a registered holder, by contacting EQ by calling 718-921-8124 or writing to Workday Shareholder Services, c/o Equiniti Trust Company, LLC, 55 Challenger Road, Floor 2, Ridgefield Park, NJ 07660. Additionally, upon request, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy was delivered. To receive a separate copy of the proxy materials, you may reach our Investor Relations department by writing to Workday, Inc., 6110 Stoneridge Mall Road, Pleasanton, CA 94588, via email at IR@workday.com, or by calling 925-379-6000.
Any stockholders who share the same address and currently receive multiple copies of the Internet Notice or proxy materials who wish to receive only one copy in the future can contact Workday’s Investor Relations department, their bank, broker, or, if a registered holder, EQ, to request information about householding.
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ADDITIONAL INFORMATION
Stockholder Proposals for 2026 Annual Meeting
Any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2026 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than December 24, 2025. Such proposals must be delivered to the Corporate Secretary of Workday at the address listed on the front page.
Proposals of stockholders that are not eligible for inclusion in the Proxy Statement and proxy for our 2026 Annual Meeting of Stockholders, or that concern one or more nominations for directors at the meeting, must comply with the procedures, including minimum notice provisions and Rule 14a-19, contained in our Bylaws. Notice must be received by the Corporate Secretary of Workday at the address listed on the front page, no earlier than February 19, 2026, and no later than March 21, 2026.
However, if the date of our 2026 Annual Meeting of Stockholders is advanced by more than 30 days prior to, or delayed by more than 60 days after, the one-year anniversary of the date of the previous year’s annual meeting, then for notice to the stockholder to be timely, it must be so received by the Corporate Secretary at the address listed on the front page not earlier than the close of business on the 105th day prior to such annual meeting and not later than the close of business on the later of (1) the 75th day prior to such annual meeting, or (2) the 10th day following the day on which public announcement of the date of such annual meeting is first made.
A copy of the pertinent provisions of the Bylaws is available upon request to the Corporate Secretary of Workday at the address listed on the front page.
Solicitation of Proxies
We will bear the expense of preparing, printing, and distributing proxy materials to our stockholders. In addition to solicitations by mail, there may be incidental personal solicitation at nominal cost by directors, officers, employees, or our agents. We will also reimburse brokerage firms and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of our common stock for which they are record holders.
Fiscal 2025 Annual Report
A copy of our Fiscal 2025 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended January 31, 2025, and our 2025 Proxy Statement, each as filed with the SEC, is available, without charge, by mailing a request to Investor Relations, Workday, Inc., 6110 Stoneridge Mall Road, Pleasanton, California 94588. The Annual Report on Form 10-K and Proxy Statement are also available at the web address shown on the Notice of Annual Meeting of Stockholders and under the “Investor Relations” section on our website at: www.workday.com/sec-filings. We encourage stockholders to take advantage of the availability of these materials online to help reduce both the impact on the environment and the administrative costs of our annual meetings.
OTHER MATTERS
We know of no other matters that are likely to be brought before the meeting. If, however, other matters that are not now known or determined come before the meeting, the persons named in the enclosed proxy or their substitutes will vote such proxy in accordance with their discretion.
86 | workday.com

APPENDIX A
NON-GAAP MEASURES
Use of Non-GAAP Measures
The non-GAAP financial measure of adjusted subscription revenues is a performance metric used in our annual cash bonus program. Adjusted subscription revenue excludes the impact of 1) foreign currency exchange rate fluctuations relative to the rates that were used in establishing the target performance metrics, and 2) revenue recognized from certain acquisitions.
This non-GAAP financial measure of adjusted subscription revenues should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP. This non-GAAP measure may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Management encourages investors and others to review Workday’s financial information in its entirety and not rely on a single financial measure.
Reconciliation of our GAAP subscription revenue to non-GAAP adjusted subscription revenue is as follows (in millions):
	Year Ended January 31,
	2025	2024	2023	2022	2021
Subscription services revenue	$7,718	$6,603	$5,567	$4,546	$3,788
Effects of foreign currency translation adjustments	9	6	15	*	*
Revenue impact from acquisitions	(26)	**	**	**	**
Non-GAAP adjusted subscription revenue	$7,701	$6,609	$5,582	$4,546	3,788

*
Not computed for fiscal years 2021-2022

**
Not computed for fiscal years 2021-2024

2025 Proxy Statement | A-1

© 2025 Workday, Inc. All rights reserved. WORKDAY and the Workday logos are trademarks of Workday, Inc., registered in the United States and elsewhere.

WORKDAY, INC.
6110 STONERIDGE MALL ROAD
PLEASANTON, CA 94588

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V73558-P25848

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

WORKDAY, INC.

		For	Against	Abstain
1.	Election of Class I Directors.			
1a.	Carl M. Eschenbach	☐	☐	☐
1b.	Michael M. McNamara	☐	☐	☐
1c.	Michael L. Speiser	☐	☐	☐
1d.	Jerry Yang	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV72043-P258481a. Carl M. Eschenbach1b. Michael M. McNamara1c. Michael L. Speiser1d. Jerry Yang ! ! !! ! !! ! !! ! !! ! !! ! !1. Election of Class I Directors.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.WORKDAY, INC.The Board of Directors recommends you vote FOR eachof the following nominees:3. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement.The Board of Directors recommends you vote FOR proposals 2 and 3.2. To ratify the appointment of Ernst & Young LLP as Workday's independent registered public accounting firm for the fiscal year ending January 31, 2026.For Against AbstainFor Against AbstainVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveGo online to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 p.m. Eastern Daylight Time on June 3, 2025. Have your proxy card inhand when you access the website and follow the instructions to obtain your recordsand to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/WDAY2025You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 p.m. Eastern Daylight Time on June 3, 2025. Have your proxy card in hand whenyou call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE wWORKDAY, INC.6110 STONERIDGE MALL ROADPLEASANTON, CA 94588

V72044-P25848Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Combined Proxy Statement and Annual Report are available at www.proxyvote.com.PROXYWORKDAY, INC.2025 Annual Meeting of Stockholders to be Held on June 4, 2025THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF WORKDAY, INC.The undersigned hereby appoints Carl M. Eschenbach and Richard H. Sauer, and either of them, with power to act withoutthe other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote,as provided on the reverse side, all the shares of Workday, Inc. common stock which the undersigned is entitled to vote as ofApril 7, 2025, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting ofStockholders of Workday, Inc. to be held on June 4, 2025, at 9:00 a.m. Pacific Daylight Time as a virtual meeting via the Internet atwww.virtualshareholdermeeting.com/WDAY2025, or at any adjournment or postponement thereof, with all powers which theundersigned would possess if present at the Annual Meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, thisproxy will be voted in accordance with the Board of Directors' recommendations.
The undersigned hereby revokesany proxy previously given to vote at such meeting.Continued and to be signed on reverse side